As filed with the Securities and Exchange Commission on April 9, 2020

Securities Act File No. 333-236633

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-14

REGISTRATION STATEMENT

UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 1	☒

COLUMBIA FUNDS SERIES TRUST II

(Exact Name of Registrant as Specified in Charter)

225 Franklin Street, Boston, Massachusetts 02110

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 345-6611

Christopher O. Petersen, Esq. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, Massachusetts 02110	Ryan C. Larrenaga, Esq. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, Massachusetts 02110

(Name and Address of Agents for Service)

TITLE OF SECURITIES BEING REGISTERED:

Class A, Advisor Class, Class C, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares of the Columbia Global Equity Value Fund, a series of the Registrant.

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

It is proposed that this filing will become effective immediately pursuant to Rule 485(b) under the Securities Act of 1933, as amended.

Columbia Funds Series Trust I

Columbia Global Energy and Natural Resources Fund

Columbia Funds Series Trust II

Columbia Global Infrastructure Fund

COMBINED PROXY STATEMENT/PROSPECTUS

April 9, 2020

Columbia Management Investment Advisers, LLC (“Columbia Threadneedle”) has recommended a series of mutual fund liquidations and reorganizations (the “Proposals”) as part of an initiative to streamline the product offerings of the mutual funds managed by Columbia Threadneedle and its affiliates (the “Columbia Funds”). As part of this initiative, the boards of trustees of the funds listed above (each, a “Target Fund” and collectively, the “Target Funds”) have approved the Proposals to reorganize each of the Target Funds into Columbia Global Equity Value Fund, a series of Columbia Funds Series Trust II (the “Acquiring Fund”).

This is a brief overview of the Proposals. We encourage you to read the full text of the enclosed Combined Proxy Statement/Prospectus to obtain detailed information with respect to the Proposals for your Target Fund.

Q: Why are you sending me this information?

The Target Funds are required to obtain shareholder approval for certain kinds of changes. As a shareholder of one or more of the Target Funds, you are being asked to vote on a reorganization involving your Target Fund (each, a “Reorganization” and collectively, the “Reorganizations”).

Q: Is my vote important?

Yes. While the board of trustees of each Target Fund listed above (each, a “Board” and collectively, the “Boards”) has approved the Proposals and recommends that you approve them, these Proposals cannot go forward without the approval of shareholders of the Target Funds. Each Target Fund will continue to contact shareholders asking them to vote until it is sure that a quorum will be reached, and may continue to contact shareholders thereafter.

Q: What is a fund reorganization?

A fund reorganization involves one fund transferring all of its assets and liabilities to another fund in exchange for shares of such fund. Once completed, shareholders of the fund being reorganized will hold shares of the acquiring fund.

Q: Why are the Reorganizations being proposed?

Columbia Threadneedle proposed the Reorganizations primarily in order to streamline the product offerings of the Columbia Funds, so that management, distribution and other resources can be focused more effectively on a smaller group of Columbia Funds. Further, the Reorganization of each Target Fund into the Acquiring Fund will enable shareholders of each Target Fund to invest in a larger, potentially more efficient portfolio while continuing to pursue a similar investment objective. As noted below, it is expected that following each proposed Reorganization, the expenses borne by Target Fund shareholders as shareholders of the Acquiring Fund will be the same or lower than the expenses they currently bear as shareholders of the Target Fund. Such cost savings will be realized after recoupment of the expenses related to the Reorganization borne by the Funds.

Q: Will the portfolio manager of my fund change as a result of the Reorganizations?

Yes. The portfolio managers of the Acquiring Fund are different than the portfolio managers for each Target Fund. The portfolio managers of the Acquiring Fund will continue to manage the Acquiring Fund following the Reorganizations. Columbia Threadneedle is the investment manager of each Target Fund and the Acquiring Fund.

Q: Will there be any changes to the options or services associated with my account as a result of the Reorganizations?

No. Account-level features and options such as dividend distributions, dividend diversification, automatic investment plans, systematic withdrawals and dollar cost averaging currently set up with your Target Fund for your Target Fund account will automatically carry over from accounts in each Target Fund to accounts in the Acquiring Fund. If you purchase shares through a broker-dealer or other financial intermediary, please contact your financial intermediary for additional details.

Q: What are the costs of the Reorganizations?

You will not pay any sales charges in connection with Acquiring Fund shares issued in the Reorganization. Reorganization costs will be allocated among the Funds as provided in the Agreement and Plan of Reorganization (the “Agreement”). The Agreement provides that the Acquiring Fund will bear certain reorganization-related compliance testing costs associated with the Reorganizations and that all other costs of the Reorganizations will be allocated between the Target Funds. Other costs of the Reorganizations include legal fees, auditor fees, and printing, mailing and proxy solicitation costs. The Agreement provides that, for each Fund, Reorganization costs will be limited to an amount that is not more than the anticipated reduction in expenses borne by a Fund’s shareholders during the first year following the Reorganization. Any amounts in excess of this limit will be borne by Columbia Threadneedle. Reorganization costs are estimated to be $329,575 for Columbia Global Energy and Natural Resources Fund, $160,394 for Columbia Global Infrastructure Fund and $4,000 for the Acquiring Fund. Should any Reorganization fail to occur, Columbia Threadneedle will bear all costs associated with that Reorganization.

Q: Will there be any costs associated with portfolio repositioning?

Yes. Reorganization costs do not include repositioning costs arising from sales of portfolio assets of a Target Fund by the Acquiring Fund following the Reorganization, which costs will be borne by the Acquiring Fund. If the Reorganizations had occurred as of September 30, 2019, it is estimated that approximately 81% and 86% of the investment portfolio of Columbia Global Energy and Natural Resources Fund and Columbia Global Infrastructure Fund, respectively, would have been sold. If the repositioning had occurred as of September 30, 2019, the Acquiring Fund would have borne approximately $155,992 in transaction costs. The actual transaction costs will vary based on market conditions at the time of sale and may vary significantly under volatile market conditions such as those experienced during the first quarter of 2020 arising from the public health crisis caused by the novel coronavirus known as COVID-19. Additional information regarding repositioning is discussed in the section of the Combined Proxy Statement/Prospectus entitled “Section A—Proposals 1-2 Reorganizations—Summary—Fees and Expenses—Portfolio Turnover.”

Q: What are the U.S. federal income tax consequences of the Reorganizations?

Each Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes. Accordingly, it is expected that Target Fund shareholders will not recognize gain or loss as a direct result of a Reorganization and neither Target Fund will recognize gain or loss as a direct result of a Reorganization, except that gain or loss may be recognized by a Target Fund with respect to assets as to which unrealized gain or loss is required to be recognized under federal income tax principles at the termination of a taxable year or upon the transfer of such assets regardless of whether such transfer would otherwise be a non-taxable transaction, as described in more detail in the section of the Combined Proxy Statement/Prospectus entitled “Section A—Proposals 1-2 Reorganizations—Additional Information About the Reorganizations—U.S. Federal Income Tax Status of the Reorganizations.” A significant portion of the portfolio assets of each Target Fund is expected to be sold by the Acquiring Fund after the Reorganizations. Any such sales will cause the Acquiring Fund to incur transaction costs and may result in a taxable distribution to shareholders. Additionally, because each Reorganization will end the tax year of the applicable Target Fund, it will accelerate distributions to shareholders from the Target Fund for its tax year ending on the date of the Reorganization. Those tax year-end distributions will be taxable, and will include any distributable, but not previously distributed, income and capital gains resulting from portfolio turnover prior to consummation of the Reorganization.

Q: Will there be any changes to my fees and expenses as a result of the Reorganizations?

Yes. It is expected that, following the proposed Reorganizations, the expenses borne by Target Fund shareholders as shareholders of the Acquiring Fund will be the same or lower than the expenses they currently bear, as described in detail in the Combined Proxy Statement/Prospectus under “Section A—Proposals 1-2 Reorganizations—Summary—Fees and Expenses.”

Q: If approved, when will the Reorganizations happen?

Each Reorganization will take place following shareholder approval of such Reorganization, and each is expected to close in the third quarter of 2020.

Q: How does my Board recommend that I vote?

After careful consideration, your Board recommends that you vote FOR the Proposal of your Target Fund.

Q: How can I vote?

You can vote in one of four ways:

•	By telephone (call the toll free number listed on your proxy card)

•	By Internet (log on to the Internet site listed on your proxy card)

•	By mail (using the enclosed postage prepaid envelope)

•	In person at the shareholder meeting scheduled to occur at 225 Franklin Street, Boston, Massachusetts Room (32nd Floor, Room 3200) on June 30, 2020

The deadline for voting by telephone or Internet is 11:59 P.M. E.T. on June 29, 2020. We encourage you to vote as soon as possible to avoid the cost of additional solicitation efforts. Please refer to the enclosed proxy card for instructions for voting by telephone, Internet or mail.

Q: Will I be notified of the results of the vote?

Yes. The final voting results for each proposal also will be included in each Target Fund’s next report to shareholders following the special shareholder meeting.

Q: Whom should I call if I have questions?

If you have questions about any of the proposals described in the Combined Proxy Statement/Prospectus or about voting procedures, please call the Target Funds’ proxy solicitor, Computershare Fund Services, toll free at (866) 456-7935. Shareholders of a Target Fund for which a Reorganization is effected within 60 days following the completion of its fiscal year or half year may call (800) 345-6611 to request, at no charge, a copy of the Target Fund’s final report to shareholders for that period.

NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS

Columbia Funds Series Trust I

Columbia Global Energy and Natural Resources Fund

Columbia Funds Series Trust II

Columbia Global Infrastructure Fund

To be held June 30, 2020

A joint special meeting of shareholders (the “Meeting”) of each of the funds listed above will be held at 10:00 am E.T. on Tuesday, June 30, 2020, 225 Franklin Street, Boston, Massachusetts (32nd Floor, Room 3200). In light of the developing circumstances related to the novel coronavirus pandemic known as COVID-19, the Target Funds reserve the right to implement a virtual or hybrid meeting format to the extent necessary to comply with government directives or advisories. Shareholders are advised to monitor the Target Funds’ website for additional information. At the Meeting, shareholders will consider each of the following proposals (each a “Proposal” and collectively the “Proposals”), with respect to their Target Fund:

Proposals 1-2 Approve Agreement and Plan of Reorganization

To approve the Agreement and Plan of Reorganization by and among Columbia Funds Series Trust I, on behalf of its series Columbia Global Energy and Natural Resources Fund, Columbia Funds Series Trust II, on behalf of its series Columbia Global Infrastructure Fund and Columbia Global Equity Value Fund, certain other management investment companies and Columbia Management Investment Advisers, LLC, pursuant to which each target fund (each a “Target Fund” and collectively, the “Target Funds”), as indicated below, will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to Columbia Global Equity Value Fund (the “Acquiring Fund”), in exchange for shares of a corresponding class of shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Funds. The consummation of one proposed reorganization is not contingent upon the consummation of the other proposed reorganization.

Shareholders of each Target Fund will vote separately on the proposals, as shown below:

Target Fund	Acquiring Fund	Proposal
Columbia Global Energy and Natural Resources Fund	Columbia Global Equity Value Fund	1
Columbia Global Infrastructure Fund	Columbia Global Equity Value Fund	2

To transact such other business as may properly come before the Meeting.

Please carefully read the enclosed Combined Proxy Statement/Prospectus, which discusses these Proposals in more detail. If you were a shareholder of a Target Fund as of the close of business on March 20, 2020, you may vote at the Meeting or at any adjournment or postponement of the Meeting. You are welcome to attend the Meeting in person. If you cannot attend in person, please vote by mail, telephone or internet by following the instructions on the enclosed proxy card. If you have questions, please call the Target Funds’ proxy solicitor toll free at 866-456-7935. It is important that you vote. The board of trustees of each Target Fund recommends that you vote FOR the Proposals listed above.

By order of the boards of trustees

Ryan C. Larrenaga, Secretary

April 9, 2020

Columbia Funds Series Trust I

Columbia Global Energy and Natural Resources Fund

Columbia Funds Series Trust II

Columbia Global Infrastructure Fund

COMBINED PROXY STATEMENT/PROSPECTUS

Dated April 9, 2020

This document is a proxy statement for each Target Fund (as defined below) and a prospectus for the Acquiring Fund (as defined below). The mailing address and telephone number of each Target Fund and the Acquiring Fund is c/o Columbia Management Investment Services Corp., P.O. Box 219104, Kansas City, MO 64121-9104 and 800-345-6611. This Combined Proxy Statement/Prospectus and the enclosed proxy card were first mailed to shareholders of each Target Fund beginning on or about April 13, 2020. This Combined Proxy Statement/Prospectus contains information you should know before voting on the following proposals (each a “Proposal,” and collectively, the “Proposals”) with respect to your Target Fund, as indicated below. You should read this document carefully and retain it for future reference. The board of trustees of each Target Fund (each, a “Board,” and collectively the “Boards”) is soliciting proxies from shareholders of each Target Fund for a joint special meeting of shareholders (the “Meeting”).

Proposal	To be voted on by shareholders of:
1.

To approve an Agreement and Plan of Reorganization by and among Columbia Funds Series Trust I, on behalf of its series Columbia Global Energy and Natural Resources Fund (the “Target Fund”), Columbia Funds Series Trust II, on behalf of its series Columbia Global Equity Value Fund (the “Acquiring Fund”), certain other management investment companies, and Columbia Management Investment Advisers, LLC (“Columbia Threadneedle”), the investment manager of the Target Fund and the Acquiring Fund, pursuant to which the Target Fund will transfer that portion of its assets attributable to each class of its shares to the Acquiring Fund in exchange for shares of the corresponding class of the Acquiring Fund and the Acquiring Fund’s assumption of all liabilities and obligations of the Target Fund followed by the distribution of the Acquiring Fund’s shares to the Target Fund shareholders in complete liquidation of the Target Fund.

Columbia Global Energy and Natural Resources Fund

2.

To approve an Agreement and Plan of Reorganization by and among Columbia Funds Series Trust II, on behalf of its series Columbia Global Infrastructure Fund (the “Target Fund”) and the Acquiring Fund, certain other management investment companies, and Columbia Threadneedle, the investment manager of the Target Fund and the Acquiring Fund, pursuant to which the Target Fund will transfer that portion of its assets attributable to each class of its shares to the Acquiring Fund in exchange for shares of the corresponding class of the Acquiring Fund and the Acquiring Fund’s assumption of all liabilities and obligations of the Target Fund followed by the distribution of the Acquiring Fund’s shares to the Target Fund shareholders in complete liquidation of the Target Fund.

Columbia Global Infrastructure Fund

The Proposals will be considered by shareholders who owned shares of the applicable Target Funds March 20, 2020 at the Meeting that will be held at 10:00 am E.T. on June 30, 2020, at 225 Franklin Street, Boston, Massachusetts (32nd Floor, Room 3200). Each of the Target Funds and the Acquiring Fund (each a “Fund” and collectively, the “Funds”) is a registered open-end management investment company (or a series thereof). Additional information regarding the Meeting, including the required votes, voting procedures and shareholder voting rights, can be found in “Section B—Proxy Voting and Shareholder Meeting Information” of this Combined Proxy Statement/Prospectus.

The reorganization of each Target Fund into the Acquiring Fund (each, a “Reorganization” and collectively, the “Reorganizations”) is a separate and independent transaction and is not conditioned upon the Reorganization of the other Target Fund. Accordingly, if shareholders of one Target Fund approve its Reorganization, but shareholders of the other Target Fund do not approve that Target Fund’s Reorganization, it is expected that the Reorganization of the first Target Fund will take place as described in this Combined Proxy Statement/Prospectus. If shareholders of any Target Fund fail to approve its Reorganization, the Board of such Target Fund will consider what other actions, if any, may be appropriate.

Where to Get More Information

The Statement of Additional Information of the Acquiring Fund relating to the Reorganization (the “Reorganization SAI”), dated April 9, 2020, has been filed with the SEC and is incorporated into this Combined Proxy Statement/Prospectus by reference. In addition, the following documents have been filed with the SEC and are incorporated into this Combined Proxy Statement/Prospectus by reference:

Columbia Global Energy and Natural Resources Fund (SEC file nos. 811-04367 and 002-99356)

•	the prospectus of Columbia Global Energy and Natural Resources Fund, dated January 1, 2020, as supplemented to date;

•	the Statement of Additional Information of Columbia Global Energy and Natural Resources Fund, dated March 1, 2020, as supplemented to date;

•

the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of Columbia Global Energy and Natural Resources Fund for the fiscal year ended August 31, 2019;

Columbia Global Infrastructure Fund (SEC file nos. 811-21852 and 333-131683)

•	the prospectus of Columbia Global Infrastructure Fund, dated September 1, 2019, as supplemented to date;

•	the Statement of Additional Information of Columbia Global Infrastructure Fund, dated March 1, 2020, as supplemented to date;

•

the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of Columbia Global Infrastructure Fund for the fiscal year ended April  30, 2019, and the unaudited financial statements included in the Semiannual Report to Shareholders of Columbia Global Infrastructure Fund for the fiscal period ended October 31, 2019; and

Columbia Global Equity Value Fund (SEC file nos. 811-21852 and 333-131683)

•

the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of Columbia Global Equity Value Fund for the fiscal year ended February  28, 2019, and the unaudited financial statements included in the Semiannual Report to Shareholders of Columbia Global Equity Value Fund for the fiscal period ended August 31, 2019.

For a free copy of any of the documents listed above and/or to ask questions about this Combined Proxy Statement/Prospectus, please call your Target Fund’s proxy solicitor toll free at (866) 456-7935 or by written request at Computershare Fund Services, 2950 Express Drive South, Suite 210, Islandia, New York 11749.

Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files reports, proxy materials and other information with the SEC. Copies of these reports, proxy materials and other information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the

Public Reference Branch of the SEC Office of Consumer Affairs and Information Services, 100 F Street, N.E., Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov.

Please note that investments in the Funds are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that any Fund will achieve its investment objectives.

AS WITH ALL MUTUAL FUNDS, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED ON THE ADEQUACY OF THIS COMBINED PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

i

ii

SECTION A — PROPOSALS 1-2 REORGANIZATIONS

The following information describes the proposed reorganization of each Target Fund (as defined below) into Columbia Global Equity Value Fund (the “Acquiring Fund”) (each a “Reorganization” and collectively, the “Reorganizations”). The Target Funds and the Acquiring Fund are referred to collectively as the “Funds”.

SUMMARY

Columbia Management Investment Advisers, LLC (“Columbia Threadneedle” or the “Investment Manager”) has recommended a series of mutual fund liquidations and reorganizations as part of an initiative to streamline the product offerings of the mutual funds managed by Columbia Threadneedle and its affiliates (the “Columbia Funds”). Reducing the number of Columbia Funds would allow management, distribution and other resources to be focused more effectively on a smaller group of Columbia Funds and is intended to enhance the funds’ prospects for attracting additional assets by better differentiating the funds for potential shareholders (which may lead to a more concentrated selling effort). As part of this initiative, the boards of trustees (each, a “Board” and collectively, the “Boards”) of Columbia Global Energy and Natural Resources Fund and Columbia Global Infrastructure Fund (each, a “Target Fund” and collectively referred to as the “Target Funds”) have each approved the proposal to reorganize its Target Fund into the Acquiring Fund. Each Reorganization is expected to close in the third quarter of 2020.

This Combined Proxy Statement/Prospectus is being used by each Target Fund to solicit proxies to vote at the joint special meeting of shareholders (the “Meeting”). Shareholders of each Target Fund are being asked to consider a Proposal to approve the Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization of their Target Fund into the Acquiring Fund.

The following is a summary of the Proposals. More complete information appears later in this Combined Proxy Statement/Prospectus. You should carefully read the entire Combined Proxy Statement/Prospectus and the exhibits because they contain details that are not included in this summary.

How Each Reorganization Will Work

•

Pursuant to an Agreement and Plan of Reorganization (the “Agreement”), each Target Fund will transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund (“Acquisition Shares”) and the Acquiring Fund’s assumption of all obligations and liabilities of the Target Fund. Immediately after the closing, each Target Fund will liquidate and distribute pro rata to shareholders of record of each class of its shares the Acquisition Shares received by the Target Fund.

•

The Acquiring Fund will issue Acquisition Shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from each Target Fund, net of liabilities and any expenses of the Reorganization payable by the Target Fund. Acquisition Shares of each class of shares of the Acquiring Fund will be distributed to the shareholders of the corresponding class of such Target Fund in proportion to their holdings of such class of shares of such Target Fund. Shareholders of each Target Fund will receive the same class of shares of the Acquiring Fund as they own at the time of the Reorganization. For example, holders of Class A shares of a Target Fund will receive Class A shares of the Acquiring Fund with the same aggregate net asset value as the aggregate net asset value of their Target Fund Class A shares at the time of the Reorganization. While the aggregate net asset value of your shares will not change as a result of the Reorganization, the number of shares you hold may differ based on each Fund’s net asset value.

•

The Acquiring Fund will bear the costs of certain reorganization-related testing conducted by the Fund’s auditors in connection with the Reorganizations. All other costs of the Reorganizations will be allocated to each Target Fund in accordance with the Agreement. Each Fund will bear Reorganization costs only to the extent they are expected to be offset by the anticipated reduction in expenses borne by a Fund’s shareholders during the first year following the Reorganization. Any amounts in excess of this limit will be borne by

Columbia Threadneedle. The section of this Combined Proxy Statement/Prospectus entitled Section A – Proposals 1-2 Reorganizations – Summary – Costs of the Reorganizations provides additional information on how such costs are allocated. Reorganization costs do not include portfolio transaction costs incurred by the Acquiring Fund following the Reorganizations. Such transactions costs incurred by the Acquiring Fund are discussed in the section of the Combined Proxy Statement/Prospectus entitled “Section A – Proposals 1-2 Reorganizations – Summary – Fees and Expenses – Portfolio Turnover.”

•

Each Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes. Accordingly, it is expected that Target Fund shareholders will not recognize gain or loss as a direct result of a Reorganization and neither Target Fund will recognize gain or loss as a direct result of a Reorganization, except that gain or loss may be recognized by a Target Fund with respect to assets as to which unrealized gain or loss is required to be recognized under federal income tax principles at the termination of a taxable year or upon the transfer of such assets regardless of whether such transfer would otherwise be a non-taxable transaction, as described in more detail in the section of this Combined Proxy Statement/Prospectus entitled “Section A – Proposals 1 -2 Reorganizations – Additional Information About the Reorganizations – U.S. Federal Income Tax Status of the Reorganizations.”

•

As part of the Reorganization of your Target Fund, systematic transactions (such as bank authorizations and systematic payouts) currently set up with your Target Fund for your Target Fund account will be transferred to your new Acquiring Fund account. If you purchase shares through a broker-dealer or other financial intermediary, please contact your financial intermediary for additional details.

•	Shareholders will not incur any sales charges in connection with the issuance of Acquisition Shares in connection with the Reorganization.

•	After a Reorganization is completed, Target Fund shareholders will be shareholders of the same class of shares of the Acquiring Fund, and each Target Fund will be dissolved.

U.S. Federal Income Tax Consequences

Each Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes and will not take place unless the Target Fund and the Acquiring Fund receive a satisfactory opinion of tax counsel substantially to the effect that the Reorganization will qualify as a tax-free reorganization, as described in more detail in the section entitled “Section A – Proposals 1-2 Reorganizations – Additional Information About the Reorganizations – U.S. Federal Income Tax Status of the Reorganizations.” Accordingly, subject to the limited exceptions described in that section, no gain or loss is expected to be recognized by any Target Fund or its shareholders as a direct result of its Reorganization. A portion of the portfolio assets of each Target Fund are expected to be sold by the Acquiring Fund after a Reorganization. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the tax basis of the Acquiring Fund in such assets and the holding period of such assets. Any capital gains recognized in any such sales on a net basis, after reduction by any available capital losses, will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Additionally, because each Reorganization will end the tax year of the applicable Target Fund, it will accelerate distributions to shareholders from the Target Fund for its tax year ending on the date of the Reorganization. Those tax year-end distributions will be taxable, and will include any distributable, but not previously distributed, income and capital gains resulting from portfolio turnover prior to consummation of the Reorganization. At any time prior to a Reorganization, a shareholder may redeem shares of a Target Fund. Any such redemption would likely result in the recognition of gain or loss by the shareholder for U.S. federal income tax purposes. If a shareholder holds Target Fund shares in a non-taxable account, distributions and redemption proceeds with respect to those shares will not be currently taxable to the shareholder if those amounts remain in the non-taxable account.

A Target Fund shareholder’s aggregate tax basis in the Acquisition Shares is expected to carry over from the shareholder’s Target Fund shares, and a Target Fund shareholder’s holding period in the Acquisition Shares is expected to include the shareholder’s holding period in the Target Fund shares.

For more information about the U.S. federal income tax consequences of the Reorganizations, see the section entitled “Section A – Proposals 1-2 Reorganizations – Additional Information About the Reorganizations – U.S. Federal Income Tax Status of the Reorganizations.” For more information regarding repositioning costs, see the section “Summary – Fees and Expenses – Portfolio Turnover” below.

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund. The purpose of the tables below is to assist you in understanding the various costs and expenses of investing in common shares of the Funds. An investor transacting in a class of Fund shares without any front-end sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution may be required to pay a commission to the financial intermediary for effecting such transactions. Such commission rates are set by the financial intermediary and are not reflected in the tables or the example below. You may qualify for sales charge discounts if you and members of your immediate family invest, or agree to invest in the future, at least $50,000 in certain classes of shares of eligible funds distributed by Columbia Management Investment Distributors, Inc. (the “Distributor”).

The information in the tables below reflects the fees and expenses for Columbia Global Energy and Natural Resources Fund’s fiscal year ended August 31, 2019, Columbia Global Infrastructure Fund’s semi-annual fiscal period ended October 31, 2019 (annualized), the Acquiring Fund’s semi-annual fiscal period ended August 31, 2019 (annualized) and the pro forma expenses for the twelve months ended August 31, 2019 for the combined fund following the Reorganizations. The tables below present information assuming that each Reorganization is completed on a standalone basis and that both Reorganizations are completed.

Such information is based on current fees and expenses, and assets as of the most recent annual or semi-annual period for each Fund. Actual fees and expenses of the Funds will be based on the amount of Funds’ assets following the Reorganizations. The assets of the Funds will vary based on market conditions, redemptions and other factors.

Shareholder Fees (fees paid directly from your investment)

All Funds (Current and Pro Forma)	Class A		Class Adv	Class C		Class Inst	Class Inst2	Class Inst3	Class R
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%		None	None		None	None	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	1.00	%(a)	None	1.00	%(b)	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Columbia Global Energy and Natural Resources Fund (Current)	Class A	Class Adv	Class C	Class Inst	Class Inst2	Class Inst3	Class R
Management fees	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or service (12b-1) fees	0.25%	0.00%	1.00%	0.00%	0.00%	0.00%	0.50%
Other expenses	0.33%	0.33%	0.33%	0.33%	0.19%	0.13%	0.33%
Acquired fund fees and expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual Fund operating expenses(d)	1.34%	1.09%	2.09%	1.09%	0.95%	0.89%	1.59%

Columbia Global Infrastructure Fund (Current)
Management fees	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%
Distribution and/or service (12b-1) fees	0.25%	0.00%	1.00%	0.00%	0.00%	0.00%	0.50%
Other expenses	0.25%	0.25%	0.25%	0.25%	0.18%	0.14%	0.25%
Total annual Fund operating expenses	1.21%	0.96%	1.96%	0.96%	0.89%	0.85%	1.46%

Columbia Global Equity Value Fund (Current)
Management fees	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%
Distribution and/or service (12b-1) fees	0.25%	0.00%	1.00%	0.00%	0.00%	0.00%	0.50%
Other expenses(c)	0.19%	0.19%	0.19%	0.19%	0.12%	0.07%	0.19%
Total annual Fund operating expenses	1.15%	0.90%	1.90%	0.90%	0.83%	0.78%	1.40%

Columbia Global Equity Value Fund (Pro Forma – Global Energy Reorganization Only)
Management fees	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and/or service (12b-1) fees	0.25%	0.00%	1.00%	0.00%	0.00%	0.00%	0.50%
Other expenses(c)	0.19%	0.19%	0.19%	0.19%	0.11%	0.05%	0.19%
Total annual Fund operating expenses	1.14%	0.89%	1.89%	0.89%	0.81%	0.75%	1.39%

Columbia Global Equity Value Fund (Pro Forma – Global Infrastructure Reorganization Only)
Management fees	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and/or service (12b-1) fees	0.25%	0.00%	1.00%	0.00%	0.00%	0.00%	0.50%
Other expenses(c)	0.17%	0.17%	0.17%	0.17%	0.10%	0.05%	0.17%
Total annual Fund operating expenses	1.12%	0.87%	1.87%	0.87%	0.80%	0.75%	1.37%

Columbia Global Equity Value Fund (Pro Forma – Both Reorganizations)
Management fees	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%
Distribution and/or service (12b-1) fees	0.25%	0.00%	1.00%	0.00%	0.00%	0.00%	0.50%
Other expenses(c)	0.18%	0.18%	0.18%	0.18%	0.09%	0.04%	0.18%
Total annual Fund operating expenses	1.12%	0.87%	1.87%	0.87%	0.78%	0.73%	1.37%

(a)

This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
(c)	Other expenses have been restated to reflect current fees paid by the Fund.
(d)

“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of this Fund’s prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods. These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on those assumptions your costs would be:

Columbia Global Energy and Natural Resources Fund (Current)	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$704	$975	$1,267	$2,095
Class Adv (whether or not shares are redeemed)	$111	$347	$601	$1,329
Class C (assuming redemption of all shares at the end of the period)	$312	$655	$1,124	$2,421
Class C (assuming no redemption of shares)	$212	$655	$1,124	$2,421
Class Inst (whether or not shares are redeemed)	$111	$347	$601	$1,329
Class Inst2 (whether or not shares are redeemed)	$97	$303	$525	$1,166
Class Inst3 (whether or not shares are redeemed)	$91	$284	$493	$1,096
Class R (whether or not shares are redeemed)	$162	$502	$866	$1,889

Columbia Global Infrastructure Fund (Current)
Class A (whether or not shares are redeemed)	$691	$937	$1,202	$1,957
Class Adv (whether or not shares are redeemed)	$98	$306	$531	$1,178
Class C (assuming redemption of all shares at the end of the period)	$299	$615	$1,057	$2,285
Class C (assuming no redemption of shares)	$199	$615	$1,057	$2,285
Class Inst (whether or not shares are redeemed)	$98	$306	$531	$1,178
Class Inst2 (whether or not shares are redeemed)	$91	$284	$493	$1,096
Class Inst3 (whether or not shares are redeemed)	$87	$271	$471	$1,049
Class R (whether or not shares are redeemed)	$149	$462	$797	$1,746

Columbia Global Equity Value Fund (Current)
Class A (whether or not shares are redeemed)	$685	$919	$1,172	$1,892
Class Adv (whether or not shares are redeemed)	$92	$287	$498	$1,108
Class C (assuming redemption of all shares at the end of the period)	$293	$597	$1,026	$2,222
Class C (assuming no redemption of shares)	$193	$597	$1,026	$2,222
Class Inst (whether or not shares are redeemed)	$92	$287	$498	$1,108
Class Inst2 (whether or not shares are redeemed)	$85	$265	$460	$1,025
Class Inst3 (whether or not shares are redeemed)	$80	$249	$433	$966
Class R (whether or not shares are redeemed)	$143	$443	$766	$1,680

Columbia Global Equity Value Fund (Pro Forma – Global Energy Reorganization Only)	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$685	$916	$1,167	$1,881
Class Adv (whether or not shares are redeemed)	$91	$284	$493	$1,096
Class C (assuming redemption of all shares at the end of the period)	$292	$594	$1,021	$2,212
Class C (assuming no redemption of shares)	$192	$594	$1,021	$2,212
Class Inst (whether or not shares are redeemed)	$91	$284	$493	$1,096
Class Inst2 (whether or not shares are redeemed)	$83	$259	$450	$1,002
Class Inst3 (whether or not shares are redeemed)	$77	$240	$417	$930
Class R (whether or not shares are redeemed)	$142	$440	$761	$1,669

Columbia Global Equity Value Fund (Pro Forma – Global Infrastructure Reorganization Only)
Class A (whether or not shares are redeemed)	$683	$911	$1,156	$1,860
Class Adv (whether or not shares are redeemed)	$89	$278	$482	$1,073
Class C (assuming redemption of all shares at the end of the period)	$290	$588	$1,011	$2,190
Class C (assuming no redemption of shares)	$190	$588	$1,011	$2,190
Class Inst (whether or not shares are redeemed)	$89	$278	$482	$1,073
Class Inst2 (whether or not shares are redeemed)	$82	$255	$444	$990
Class Inst3 (whether or not shares are redeemed)	$77	$240	$417	$930
Class R (whether or not shares are redeemed)	$139	$434	$750	$1,646

Columbia Global Equity Value Fund (Pro Forma – Both Reorganizations)
Class A (whether or not shares are redeemed)	$683	$911	$1,156	$1,860
Class Adv (whether or not shares are redeemed)	$89	$278	$482	$1,073
Class C (assuming redemption of all shares at the end of the period)	$290	$588	$1,011	$2,190
Class C (assuming no redemption of shares)	$190	$588	$1,011	$2,190
Class Inst (whether or not shares are redeemed)	$89	$278	$482	$1,073
Class Inst2 (whether or not shares are redeemed)	$80	$249	$433	$966
Class Inst3 (whether or not shares are redeemed)	$75	$233	$406	$906
Class R (whether or not shares are redeemed)	$139	$434	$750	$1,646

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual Fund operating expenses or in the expense examples, affect a Fund’s performance. During the most recent fiscal year, each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
Columbia Global Energy and Natural Resources Fund	13%
Columbia Global Infrastructure Fund	58%
Columbia Global Equity Value Fund	33%

A significant portion of each Target Fund’s portfolio assets are expected to be sold by the Acquiring Fund after the Reorganizations.

If the Reorganization of Columbia Global Energy and Natural Resources Fund had occurred as of September 30, 2019, it is estimated that approximately 81% of the Target Fund’s investment portfolio would have been sold. It is estimated that such portfolio repositioning would have resulted in brokerage commissions or other transaction costs at a rate of approximately 0.06% for the Acquiring Fund. If such sales occurred as of September 30, 2019, the sales would have resulted in increased distributions of net capital gain and net investment income to Acquiring Fund shareholders (including shareholders of the Target Fund following the Reorganization) of approximately $0.04 per share.

If the Reorganization of Columbia Global Infrastructure Fund had occurred as of September 30, 2019, it is estimated that approximately 86% of the Target Fund’s investment portfolio would have been sold. It is estimated that such portfolio repositioning would have resulted in brokerage commissions or other transaction costs at a rate of approximately 0.05% for the Acquiring Fund. If such sales occurred as of September 30, 2019, the sales would have resulted in increased distributions of net capital gain and net investment income to Acquiring Fund shareholders (including shareholders of the Target Fund following the Reorganization) of approximately $0.31 per share.

If the repositioning of assets of both Target Funds had occurred as of September 30, 2019, the Acquiring Fund would have borne approximately $155,992 in transaction costs. The repositioning may result in the Acquiring Fund selling securities in greater volumes or in a shorter period of time than it normally would, which may impact the market price received in such sales.

These transaction costs represent expenses of the Acquiring Fund that will not be subject to the Acquiring Fund’s expense cap, if any, and will be borne by the Acquiring Fund and indirectly borne by the Acquiring Fund’s shareholders, including the Target Funds’ shareholders following the Reorganizations. Capital gains from such portfolio sales may result in increased distributions of net capital gain and net investment income.

The above information is presented for informational purposes as of a specific point in time in the past. Actual market prices, capital gains and transaction costs will depend on market conditions at the time of sale and may vary significantly from the information shown, particularly in light of uncertainty regarding the economic and financial repercussions resulting from the COVID-19 public health crisis.

Costs of the Reorganizations

Each Target Fund and the Acquiring Fund will bear a portion of the out-of-pocket expenses associated with its Reorganization as set forth below. The Agreement provides that the Acquiring Fund will bear the costs of certain reorganization-related testing conducted by the Fund’s auditors in connection with the Reorganization and that all other reorganization costs will be allocated between the Target Funds in accordance with the Agreement. Reorganization costs allocated to the Target Funds include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of this Combined Proxy Statement/Prospectus, other shareholder communications and any filings with the Securities and Exchange Commission (the “SEC”) and/or other governmental authorities in connection with the Reorganizations; (2) legal, audit, custodial and other fees incurred in connection with the Reorganizations; and (3) proxy solicitation costs (the “Reorganization Costs”). Legal fees and auditor fees in connection with the preparation of this Combined Proxy Statement/Prospectus will be allocated to the Target Funds equally. All other out-of-pocket fees and expenses such as printing, mailing and proxy solicitation costs will be allocated to each Target Fund individually. The Agreement provides that each Fund will bear Reorganization Costs to the extent that such fees and expenses do not exceed the anticipated reduction in expenses that shareholders of a Fund are expected to realize in the first year following the Reorganization. One-year cost savings are determined at the share class level for each Fund by comparing the net expense ratio pre-Reorganization to the net expense ratio post-Reorganization, as set forth in the Fees and Expenses section above. Any amounts in excess of this limit will be borne by Columbia Threadneedle. Should any Reorganization fail to occur, Columbia Threadneedle will bear all costs associated with that Reorganization.

The estimated Reorganization Costs expected to be borne by each Target Fund and the Acquiring Fund, stated as an aggregate dollar amount and on a per-share basis based on shares outstanding as of August 31, 2019 is as follows:

	Costs Estimated to be Borne
Fund	Total	Per Share
Columbia Global Energy and Natural Resources Fund	$329,575	$0.0326
Columbia Global Infrastructure Fund	$160,394	$0.0129
Acquiring Fund	$4,000	$0.0001

Based on the operating expense ratios shown in the Fees and Expenses section above for the Acquiring Fund, it is projected that, after the Reorganizations, assuming both Reorganizations are consummated, each class of shares of each Target Fund will benefit from expense savings that will offset the allocated Reorganization expenses over time. The time period estimated to recoup such Reorganization costs is as follows:

Fund	Number of Months
Columbia Global Energy and Natural Resources Fund	11
Columbia Global Infrastructure Fund	12

If a Target Fund shareholder redeems his or her Acquisition Shares prior to such time, the shareholder may not fully benefit from the projected expense savings.

SYNOPSIS OF PROPOSAL 1: COMPARISON OF COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND AND COLUMBIA GLOBAL EQUITY VALUE FUND

Comparison of the Target Fund and the Acquiring Fund

The Target Fund1 and the Acquiring Fund:

•	Have similar investment objectives; however, the Target Fund is non-diversified and focuses on natural resources and energy companies, as discussed in more detail below.

•

Have the same policies for buying and selling shares and the same exchange rights. Please see “Section C – Additional Information Applicable to the Acquiring Fund” for a description of these policies for the Acquiring Fund.

•	Have different fiscal year ends. The Target Fund’s fiscal year end is August 31 and the Acquiring Fund’s fiscal year end is February 28.

•

Are structured as series of separate open-end management investment company. Each Fund is organized as a series of a Massachusetts business trust. Please see Exhibit B to this Combined Proxy Statement/Prospectus for more information regarding the differences between the rights of shareholders.

•	Have the same investment manager – Columbia Threadneedle.

Comparison of Investment Objectives, Principal Investment Strategies, and Fundamental and Non-Fundamental Investment Policies

The investment objectives and principal investment strategies of the Target Fund and the Acquiring Fund are set forth in the table below.

Each Fund’s investment policy with respect to 80% of its net assets may be changed by the Fund’s Board without shareholder approval as long as shareholders are given 60 days’ advance written notice of the change.

The Funds have similar investment objectives; however, there are certain differences in the Funds’ principal investment strategies. Both Funds invest at least 80% of their net assets in equity securities. The Target Fund invests at least 80% of its net assets in companies in the energy and natural resources industries, whereas the Acquiring Fund invests at least 80% of its net assets in equity securities regardless of industry. The Target Fund is non-diversified (within the meaning of the 1940 Act) and the Acquiring Fund is diversified, meaning that the Target Fund can invest a greater percentage of its assets in the securities of fewer issuers than the Acquiring Fund. The Target Fund invests at least 50% of its assets in crude oil, petroleum and natural gas companies and may invest up to 35% of its assets to gain exposure to precious metals; the Acquiring Fund is not similarly constrained. Under normal circumstances, each Fund invests at least 40% of its net assets in non-U.S. issuers (generally, issuers that maintain their principal place of business or conduct their principal business activities outside the U.S., issuers that have their securities traded on non-U.S. exchanges or issuers that have been formed under the laws of non-U.S. countries).

[1]	For purposes of this section only the “Target Fund” refers to Columbia Global Infrastructure Fund.

	Columbia Global Energy and Natural Resources Fund	Columbia Global Equity Value Fund
Investment Objective	The Fund seeks long-term capital appreciation. The Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.	The Fund seeks to provide shareholders with growth of capital and income. Only shareholders can change the Fund’s investment objective.
Principal Investment Strategy	Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of borrowings for investment purposes) in equity securities (including, but not limited to, common stocks, preferred stocks and securities convertible into common or preferred stocks) of U.S. and foreign companies engaged in the energy and natural resources industries. These companies include those engaged in the discovery, development, production or distribution of energy or natural resources and companies that develop technologies for, and furnish energy and natural resource supplies and services to, these companies.	Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities. Equity securities include, for example, common stock, preferred stock, convertible securities and depositary receipts. These securities may provide income, offer the opportunity for long-term capital appreciation, or both.
Diversification	The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund.	The Fund is diversified.
Market Capitalization of Holdings	The Fund may invest in companies that have market capitalizations of any size.	The Fund typically focuses its investment in equity securities of companies that have market capitalizations in the range of the companies in the MSCI World Value Index (Net) at the time of purchase (between $2.0 billion and $356.0 billion as of May 31, 2019).
Industry Concentration	The Fund typically invests at least 50% of its assets in crude oil, petroleum and natural gas companies.	The Fund may from time to time emphasize one or more sectors in selecting its investments, including the financial services sector.
Precious Metal	The Fund may invest up to 35% of its assets to gain exposure to precious metals, such as gold, including companies engaged in the production of precious metals.	—

	Columbia Global Energy and Natural Resources Fund	Columbia Global Equity Value Fund
Foreign Investments	Under normal circumstances, the Fund invests at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the U.S., companies that have their securities traded on non-U.S. exchanges or that have securities that trade in the form of depositary receipts or companies that have been formed under the laws of non-U.S. countries, including those of emerging markets. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue or profits from business outside the U.S. or has at least 50% of its sales or assets outside the U.S. This 40% minimum investment amount may be reduced to 30% if market conditions for these investments or specific foreign markets are deemed unfavorable.	Under normal circumstances, the Fund invests at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the U.S., companies that have their securities traded on non-U.S. exchanges or that have securities that trade in the form of depositary receipts, companies that have been formed under the laws of non-U.S. countries, including those of emerging markets, or foreign currencies. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue or profits from business outside the U.S. or has at least 50% of its sales or assets outside the U.S. This 40% minimum investment amount may be reduced to 30% if market conditions for these investments or specific foreign markets are deemed unfavorable.
Geographic Concentration	—	From time to time, the Fund may focus its investments in certain countries or geographic areas, including Europe.
Derivatives	The Fund may invest in derivatives, including forward contracts (including forward foreign currency contracts) and options, in an effort to enhance returns, to hedge existing positions, to manage the Fund’s overall risk exposure, to increase market exposure, and/or to increase investment flexibility (including using the derivative as a substitute for a position in an underlying security, currency, asset, or other instrument or reference). Derivatives may be used by the Fund to obtain net long and/or net negative (short) exposure to a security, currency, asset, or other instrument or reference.	The Fund may invest in derivatives, such as forward contracts (including forward foreign currency contracts) for both hedging and non-hedging purposes including, for example, to seek to enhance returns or, in certain unusual circumstances, when holding a derivative is deemed preferable to holding the underlying asset. In particular, the Fund may invest in forward foreign currency contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, or to adjust an underweight country exposure in its portfolio.

Additional Information About the Funds’ Principal Investment Strategies

Target Fund. In selecting investments for the Target Fund, Columbia Threadneedle considers, among other factors:

•

various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, price-to-book value and discounted cash flow. Columbia Threadneedle believes that companies with lower valuations are generally more likely to provide opportunities for capital appreciation;

•

potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities, or anticipated improvements in macroeconomic factors;

•

the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation; and/or

•	overall economic and market conditions.

Columbia Threadneedle may sell a security when the security’s price reaches a target set by Columbia Threadneedle; if Columbia Threadneedle believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects; if other investments are more attractive; or for other reasons.

Acquiring Fund. In pursuit of the Acquiring Fund’s objective, Columbia Threadneedle chooses investments by seeking to:

•

Select companies that are undervalued based on a variety of measures, including but not limited to price-to-earnings ratios, price-to-book ratios, price-to-free cash flow, current and projected dividends, sum-of-the parts or breakup value and historic relative price valuations.

•	Identify companies with moderate growth potential based on:

•	effective management, as demonstrated by overall performance;

•	financial strength; and

•	underappreciated potential for improvement in industry and thematic trends.

In evaluating whether to sell a security, Columbia Threadneedle considers, among other factors, whether in its view:

•	The security is overvalued relative to alternative investments;

•	The security has reached Columbia Threadneedle’s price objective;

•	The company has met Columbia Threadneedle’s earnings and/or growth expectations;

•	The security exhibits unacceptable correlation characteristics with other portfolio holdings; or

•	The company or the security no longer continues to meet the other standards described above.

Comparison of Fundamental Investment Policies

Each Fund has adopted certain fundamental and non-fundamental investment restrictions. The fundamental investment restrictions (i.e., those which may not be changed without shareholder approval) are listed below.

The fundamental investment restrictions cannot be changed without the consent of the holders of a majority of the outstanding shares of the applicable Fund. The term “majority of the outstanding shares” means the vote of

(i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.

	Columbia Global Energy and Natural Resources Fund	Columbia Global Equity Value Fund
Buy or sell real estate	The Fund may not purchase or sell real estate, except each Fund may: (i) purchase securities of issuers which deal or invest in real estate, (ii) purchase securities which are secured by real estate or interests in real estate and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.	The Fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.
Buy or sell commodities	The Fund may not purchase or sell commodities, except that the Fund may to the extent consistent with its investment objective: (i) invest in securities of companies that purchase or sell commodities or which invest in such programs, (ii) purchase and sell options, forward contracts, futures contracts, and options on futures contracts and (iii) enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.	The Fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.
Issuer diversification	—

The Fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the Fund’s assets may be invested without regard to this 10% limitation.

The Fund will not invest more than 5% of its total assets in securities of any company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or other investment companies, and except that up to 25% of the Fund’s total assets may be invested without regard to this 5% limitation.

	Columbia Global Energy and Natural Resources Fund	Columbia Global Equity Value Fund
Concentrate in any one industry	The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies or subsidiaries to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief; and (iii) under normal market conditions, the Fund will invest at least 25% of the value of its total assets at the time of purchase in the securities of issuers conducting their principal business activities in the energy and other natural resources groups of industries.	The Fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the Fund’s total assets, based on current market value at time of purchase, can be invested in any one industry.
Act as an underwriter	The Fund may not underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies.	The Fund will not act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.
Lending	The Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	The Fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the Fund’s total assets except this fundamental investment policy shall not prohibit the Fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements.

	Columbia Global Energy and Natural Resources Fund	Columbia Global Equity Value Fund
Borrow money	The Fund may not borrow money except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	The Fund will not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings.
Issue senior securities	The Fund may not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	The Fund will not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

The Acquiring Fund’s investment objectives, principal investment strategies, fundamental and non-fundamental investment policies and holdings may expose the Target Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Target Fund and the Acquiring Fund is provided under “Comparison of Principal Risks” below.

Comparison of Principal Risks

The Acquiring Fund is subject to the principal risks described in “Section C – Additional Information Applicable to the Acquiring Fund” below. The Acquiring Fund and the Target Fund are subject to many of the same principal risks, but such risks differ primarily given that the Target Fund is also subject to risks associated with its significant investments in energy and natural resources, including energy and materials sector risks, while the Acquiring Fund is subject to the risks associated with investment in the financial services sector. In addition, unlike the Target Fund, the Acquiring Fund is also subject to changing distribution level risk and counterparty risk. Also, unlike the Acquiring Fund, the Target Fund is subject to small/mid cap issuer risk and non-diversified fund risk in addition to risks associated with the Fund’s use of investment in options and growth securities. The Acquiring Fund may be subject to these risks to some extent, but does not consider them to be principal risks. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time.

The following table provides a comparison of the types of investment risks associated with an investment in each Fund:

Principal Investment Risks	Columbia Global Energy and Natural Resources Fund	Columbia Global Equity Fund
Active Management Risk	X	X
Allocation Risk	X	—
Changing Distribution Level Risk	—	X
Convertible Securities Risk	X	X
Counterparty Risk	—	X
Credit Risk	X	—
Depositary Receipts Risk	X	X
Derivatives Risk	X	X
Derivatives Risk – Forward Contracts Risk	—	X
Derivatives Risk – Futures Contracts Risk	X	—
Foreign Securities Risk	X	X
Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risk	X	—
Frequent Trading Risk	X	—

Principal Investment Risks	Columbia Global Energy and Natural Resources Fund	Columbia Global Equity Fund
Geographic Focus Risk	—	X
High-Yield Investments Risk	X	—
Interest Rate Risk	X	—
Issuer Risk	X	X
Liquidity Risk	X	X
Market Risk	X	X
Mortgage- and Other Asset-Backed Securities Risk	X	—
Preferred Stock Risk	X	X
Prepayment and Extension Risk	X	—
Reinvestment Risk	X	—
Rule 144A and Other Exempted Securities Risk	X	—
Sector Risk	—	X
U.S. Government Obligations Risk	X	—
Value Securities Risk	X	X

Comparison of Management of the Funds

Columbia Threadneedle serves as investment manager for each Fund. Both Funds obtain investment management services from Columbia Threadneedle according to terms of advisory agreements that are substantially similar, except for the fee rate. The effective management fee as of each Fund’s fiscal year end was 0.75% for the Target Fund and 0.70% for the Acquiring Fund. The Acquiring Fund’s management fee schedule will apply following completion of the Reorganization. The table below shows the current contractual management fee schedule for each of the Funds.

Columbia Global Energy and Natural Resources Fund		Columbia Global Equity Value Fund
Assets (in $ millions of average annual net assets)	Fee	Assets (in $ millions of average annual net assets)	Fee
$0 – $1,000	0.750%	$0 – $500	0.720%
>$1,000 – $1,500	0.670%	>$500 – $1,000	0.670%
>$1,500 – $3,000	0.620%	>$1,000 – $1,500	0.620%
>$3,000 – $6,000	0.600%	>$1,500 – $3,000	0.570%
>$6,000	0.580%	>$3,000 – $6,000	0.550%
		>$6,000 – $12,000	0.530%
		>$12,000	0.520%

Each Fund is governed by its Board, which is responsible for overseeing the Fund. The Funds have different Boards. For a listing of the members comprising each Fund’s Board, please refer to the Statement of Additional Information for the relevant Fund.

The Funds have different portfolio management teams. “Section C – Additional Information Applicable to the Acquiring Fund” below describes the employment history of the portfolio managers of the Acquiring Fund. The Statement of Additional Information of each Fund provides additional information about portfolio manager compensation, other accounts managed and ownership of each Fund’s shares.

Comparison of Performance

The following bar charts and tables show, respectively:

•	how each Fund’s performance has varied for each full calendar year shown in the bar chart; and

•	how each Fund’s average annual total returns compare to certain measures of market performance shown in the table.

These bar charts and tables show some of the risks of investing in the Funds. The bar chart shows how each Fund’s Class A share performance (without sales charges) has varied for each full calendar year shown. If the sales charges were reflected, returns shown would be lower. The table below the bar chart compares each Fund’s returns (after applicable sales charges shown in the fees tables above) for the periods shown with a broad measure of market performance, as well as another measure of performance for markets in which each Fund may invest.

The performance of share classes launched subsequent to Class A Shares shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class include the returns of each Fund’s Class A shares (without applicable sales charges and adjusted to reflect the related operating expenses of such share classes, if higher) for periods prior to its inception date. Share classes with expenses that are higher than Class A shares will have performance that is lower than Class A shares (without applicable sales charges). Except for differences in annual returns resulting from differences in expenses and sales charges (where applicable), each share class of the same Fund would have substantially similar annual returns because all share classes of such Fund invest in the same portfolio of securities.

The after-tax returns shown in the Average Annual Total Returns table below are calculated using the highest historical individual U.S. federal marginal income tax rates in effect during the period indicated in the table and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-advantaged accounts such as 401(k) plans or Individual Retirement Accounts (IRAs). The after-tax returns are shown only for Class A shares and will vary for other share classes.

The Acquiring Fund’s performance prior to September 2014 reflects returns achieved pursuant to different principal investment strategies. The Target Fund’s performance prior to August 2013 reflects returns achieved pursuant to different principal investment strategies. If the Funds’ current strategies had been in place for the prior periods, results shown may have been different.

Columbia Global Energy and Natural Resources Fund

CLASS A SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was 21.38% (fourth quarter 2010) and the lowest return for a calendar quarter was (24.72)% (third quarter 2011).

Average Annual Total Returns After Applicable Sales Charges (for periods ended December 31, 2019)

	Share Class Inception Date	1 year	5 years	10 years
Class A	09/28/2007
returns before taxes		7.84%	-0.74%	0.23%
returns after taxes on distributions		7.15%	-1.11%	-0.22%
returns after taxes on distributions and sale of Fund shares		5.10%	-0.57%	0.19%

Class Adv returns before taxes	11/08/2012	14.72%	0.70%	1.08%

Class C returns before taxes	09/28/2007	12.58%	-0.31%	0.08%

Class Inst returns before taxes	12/31/1992	14.73%	0.70%	1.08%

Class Inst2 returns before taxes	11/08/2012	14.87%	0.84%	1.19%

Class Inst3 returns before taxes	03/01/2017	14.96%	0.81%	1.14%

Class R returns before taxes	09/27/2010	14.12%	0.19%	0.57%

Blended Benchmark (consisting of 60% MSCI World Energy Sector Index (Net) and 40% MSCI World Materials Sector Index (Net)) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)		16.14%	2.26%	2.52%

S&P North American Natural Resources Sector Index (reflects no deductions for fees, expenses or taxes)		17.63%	-1.41%	1.39%

Columbia Global Equity Value Fund

CLASS A SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was 13.83% (first quarter 2012) and the lowest return for a calendar quarter was (19.16)% (third quarter 2011).

Average Annual Total Returns After Applicable Sales Charges (for periods ended December 31, 2019)

	Share Class Inception Date	1 year	5 years	10 years
Class A	03/20/1995
returns before taxes		17.31%	5.34%	8.41%
returns after taxes on distributions		14.78%	4.01%	7.19%
returns after taxes on distributions and sale of Fund shares		11.86%	4.00%	6.67%

Class Adv returns before taxes	12/11/2006	24.88%	6.86%	9.25%

Class C returns before taxes	06/26/2000	22.58%	5.78%	8.23%

Class Inst returns before taxes	09/27/2010	24.86%	6.86%	9.32%

Class Inst2 returns before taxes	12/11/2006	24.92%	6.95%	9.44%

Class Inst3 returns before taxes	02/28/2013	25.05%	7.02%	9.36%

Class R returns before taxes	12/11/2006	24.18%	6.32%	8.77%

MSCI World Value Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deductions for fees, expenses or taxes)		21.75%	6.34%	7.81%

MSCI World Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deductions for fees, expenses or taxes)		27.67%	8.74%	9.47%

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and its related companies – including the investment manager, the Distributor and Columbia Management Investments Services Corp. (the transfer agent) – may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. These potential conflicts of interest may be heightened with respect to broker-dealers owned by Ameriprise Financial and/or its affiliates. Ask your financial advisor or visit your financial intermediary’s website for more information.

SYNOPSIS OF PROPOSAL 2: COMPARISON OF COLUMBIA GLOBAL INFRASTRUCTURE FUND AND COLUMBIA GLOBAL EQUITY VALUE FUND

Comparison of the Target Fund and the Acquiring Fund

The Target Fund2 and the Acquiring Fund:

•	Have similar investment objectives, strategies and policies, as discussed in more detail below.

•

Have the same policies for buying and selling shares and the same exchange rights. Please see “Section C – Additional Information Applicable to the Acquiring Fund” for a description of these policies for the Acquiring Fund.

•	Have different fiscal year ends. The Target Fund’s fiscal year end is April 30 and the Acquiring Fund’s fiscal year end is February 28.

•

Are structured as series of an open-end management investment company. Each Fund is organized as a series of the same Massachusetts business trust (Columbia Funds Series Trust II). Please see Exhibit B to this Combined Proxy Statement/Prospectus for more information regarding the rights of shareholders.

•	Have the same investment manager – Columbia Threadneedle.

Comparison of Investment Objectives, Principal Investment Strategies, and Fundamental and Non-Fundamental Investment Policies

The investment objectives and principal investment strategies of the Target Fund and the Acquiring Fund are set forth in the table below.

The Funds have similar investment objectives, which are fundamental and may only be changed with shareholder approval. Each Fund’s investment policy with respect to 80% of its net assets may be changed by the Fund’s Board without shareholder approval as long as shareholders are given 60 days’ advance written notice of the change.

While the Target Fund and the Acquiring Fund have generally similar principal investment strategies, there are certain key differences. The Target Fund invests at least 80% of its net assets in infrastructure-related securities, which may include equity, fixed-income or hybrid securities, whereas the Acquiring Fund invests at least 80% of its net assets in equity securities regardless of industry. Under normal circumstances, each Fund invests at least 40% of its net assets in non-U.S. issuers (generally, issuers that maintain their principal place of business or conduct their principal business activities outside the U.S., issuers that have their securities traded on non-U.S. exchanges or issuers that have been formed under the laws of non-U.S. countries).

	Columbia Global Infrastructure Fund	Columbia Global Equity Value Fund
Investment Objective	The Fund seeks to provide shareholders with long-term growth of capital. Only shareholders can change the Fund’s investment objective.	The Fund seeks to provide shareholders with growth of capital and income. Only shareholders can change the Fund’s investment objective.
Principal Investment Strategy	The Fund invests in infrastructure-related securities that have good prospects for growth or capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets (including the	Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities. Equity securities include, for example, common stock, preferred stock,

[2]	For purposes of this section only the “Target Fund” refers to Columbia Global Infrastructure Fund.

	Columbia Global Infrastructure Fund	Columbia Global Equity Value Fund
	amount of any borrowings for investment purposes) in securities (equity, fixed-income and/or other “hybrid” (convertible) securities) of infrastructure-related issuers and/or securities intended primarily to finance infrastructure-related activities. Infrastructure-related issuers are defined as U.S. or foreign companies that derive at least 50% of their revenues or profits from the ownership, development, construction, operation, utilization or financing of infrastructure-related assets, or have at least 50% of the fair market value of their assets invested in infrastructure-related assets. Investments in infrastructure-related issuers may also include securities issued to finance infrastructure-related assets.	convertible securities and depositary receipts. These securities may provide income, offer the opportunity for long-term capital appreciation, or both.
Diversification	The Fund is diversified.	The Fund is diversified.
Market Capitalization of Holding	The Fund may invest in companies that have market capitalizations of any size.	The Fund typically focuses its investment in equity securities of companies that have market capitalizations in the range of the companies in the MSCI World Value Index (Net) at the time of purchase (between $2.0 billion and $356.0 billion as of May 31, 2019). The market capitalization range and composition of the companies in the Index are subject to change.
Industry Concentration	The Fund may from time to time emphasize one or more sectors in selecting its investments, including the energy sector, the industrials sector, and the utilities sector.	The Fund may from time to time emphasize one or more sectors in selecting its investments, including the financial services sector.
Foreign Investments	Under normal circumstances, the Fund invests at least 40% of its net assets in issuers that maintain their principal place of business or conduct their principal business activities outside the U.S., issuers that have their securities traded on non-U.S. exchanges or issuers that have been formed under the laws of non-U.S. countries. The Fund considers an issuer to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue or profits from business outside the U.S. or	Under normal circumstances, the Fund invests at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the U.S., companies that have their securities traded on non-U.S. exchanges or that have securities that trade in the form of depositary receipts, companies that have been formed under the laws of non-U.S. countries, including those of emerging markets, or foreign currencies. The Fund considers a company to conduct its

	Columbia Global Infrastructure Fund	Columbia Global Equity Value Fund
	has at least 50% of its sales or assets outside the U.S. From time to time, the Fund may be below this 40% level and, in such circumstances, the Fund will then endeavor to invest its assets to bring the Fund’s net assets above this 40% level, consistent with the investment manager’s view of market and other conditions and available investment opportunities. Such investments can include securities of emerging market and frontier market issuers.	principal business activities outside the U.S. if it derives at least 50% of its revenue or profits from business outside the U.S. or has at least 50% of its sales or assets outside the U.S. This 40% minimum investment amount may be reduced to 30% if market conditions for these investments or specific foreign markets are deemed unfavorable.
Geographic Concentration	—	From time to time, the Fund may focus its investments in certain countries or geographic areas, including Europe.
Derivatives	The Fund may enter into derivative transactions or otherwise have exposure to derivative transactions through underlying investments.	The Fund may invest in derivatives, such as forward contracts (including forward foreign currency contracts) for both hedging and non-hedging purposes including, for example, to seek to enhance returns or, in certain unusual circumstances, when holding a derivative is deemed preferable to holding the underlying asset. In particular, the Fund may invest in forward foreign currency contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, or to adjust an underweight country exposure in its portfolio.

Additional Information About the Funds’ Principal Investment Strategies

Target Fund. In addition to investing in individual stocks, bonds or other securities, the Target Fund may invest in publicly traded units of master limited partnerships, real estate investment trusts and other pooled investment vehicles and investment companies.

The Target Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.

In pursuit of the Target Fund’s objective, Columbia Threadneedle combines fundamental, macroeconomic and quantitative analysis with risk management techniques in identifying investment opportunities and constructing the Fund’s portfolio.

Columbia Threadneedle considers investments based on issuer-specific factors (i.e., bottom-up factors) including:

•

valuation, in particular, a focus on issuers that are believed to be undervalued, based on a variety of measures, including, but not limited to, price-to-earnings ratios, price-to-book ratios, price-to-free cash flow, current and projected dividends, sum-of-the-parts or breakup value and historic relative price valuations; and

•

growth potential, in particular, issuers believed to have growth potential based on factors such as effective management, as demonstrated by overall performance, and/or financial strength (the quality of its balance sheet and earnings), the issuer’s competitive positions, and its future prospects.

Columbia Threadneedle’s consideration of macroeconomic factors may include an assessment of investment themes across the investible universe, industry trends, as well as local, regional and country-related market conditions (e.g., capital flows and economic trends).

In connection with selecting fixed-income securities, Columbia Threadneedle also evaluates the security based on its potential to generate income and/or capital appreciation. With respect to these investments (and in addition to the above), Columbia Threadneedle considers, among other factors:

•	the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity, any call features and value relative to other securities; and

•	the local, national and global economic conditions, market conditions and interest rate movements.

In connection with selecting hybrid securities, Columbia Threadneedle also evaluates its conversion features.

In evaluating whether to sell a security, in addition to considering macroeconomic factors, Columbia Threadneedle may consider, among other factors, whether:

•	The security is believed to be overvalued relative to alternative investments;

•	The security has reached Columbia Threadneedle’s price objective;

•	The issuer has met Columbia Threadneedle’s earnings and/or growth expectations;

•	Other investments are believed to be more attractive; and

•	The investment no longer meets the criteria for investment described above.

In addition to the above, for fixed-income securities, Columbia Threadneedle considers among other factors whether there is deterioration in a security’s credit rating.

In addition to the above, for hybrid securities, Columbia Threadneedle, while taking into consideration conversion costs, may sell hybrid securities when they take on the trading characteristics of the underlying common stock prior to conversion to an equity security, or Columbia Threadneedle may hold these securities post-conversion consistent with Columbia Threadneedle’s outlook for equity securities.

Acquiring Fund. In pursuit of the Acquiring Fund’s objective, Columbia Threadneedle chooses investments by seeking to:

•

Select companies that are undervalued based on a variety of measures, including but not limited to price-to-earnings ratios, price-to-book ratios, price-to-free cash flow, current and projected dividends, sum-of-the parts or breakup value and historic relative price valuations.

•	Identify companies with moderate growth potential based on:

•	effective management, as demonstrated by overall performance;

•	financial strength; and

•	underappreciated potential for improvement in industry and thematic trends.

In evaluating whether to sell a security, Columbia Threadneedle considers, among other factors, whether in its view:

•	The security is overvalued relative to alternative investments;

•	The security has reached Columbia Threadneedle’s price objective;

•	The company has met Columbia Threadneedle’s earnings and/or growth expectations;

•	The security exhibits unacceptable correlation characteristics with other portfolio holdings; or

•	The company or the security no longer continues to meet the other standards described above.

Comparison of Fundamental Investment Restrictions

Each Fund has adopted certain fundamental and non-fundamental investment restrictions. The fundamental investment restrictions (i.e., those which may not be changed without shareholder approval) are listed below.

The fundamental investment restrictions cannot be changed without the consent of the holders of a majority of the outstanding shares of the applicable Fund. The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.

	Columbia Global Infrastructure Fund	Columbia Global Equity Value Fund
Buy or sell real estate	The Fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.	The Fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.
Buy or sell commodities	The Fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options, futures contracts and foreign currency or from entering into forward currency contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.	The Fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

	Columbia Global Infrastructure Fund	Columbia Global Equity Value Fund
Issuer diversification	The Fund will not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations; and (b) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.	The Fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the Fund’s assets may be invested without regard to this 10% limitation. The Fund will not invest more than 5% of its total assets in securities of any company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or other investment companies, and except that up to 25% of the Fund’s total assets may be invested without regard to this 5% limitation.
Concentrate in any one industry	The Fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the Fund’s total assets, based on current market value at time of purchase, can be invested in any one industry.	The Fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the Fund’s total assets, based on current market value at time of purchase, can be invested in any one industry.
Act as an underwriter	The Fund will not act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.	The Fund will not act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.
Lending	The Fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the Fund’s total assets except this fundamental investment policy shall not prohibit the Fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements.	The Fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the Fund’s total assets except this fundamental investment policy shall not prohibit the Fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements.
Borrow money	The Fund will not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings.	The Fund will not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings.

	Columbia Global Infrastructure Fund	Columbia Global Equity Value Fund
Issue senior securities	The Fund will not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	The Fund will not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

The Acquiring Fund’s investment objectives, principal investment strategies, fundamental and non-fundamental investment policies and holdings may expose the Target Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Target Fund and the Acquiring Fund is provided under “Comparison of Principal Risks” below.

Comparison of Principal Risks

The Acquiring Fund is subject to the principal risks described in “Section C – Additional Information Applicable to the Acquiring Fund” below. The Acquiring Fund and the Target Fund are subject to many of the same principal risks, but such risks differ primarily given that the Target Fund is subject to risks associated with its significant investment in infrastructure-related securities, while the Acquiring Fund is subject to the risks associated with investment in the financial services sector. In addition, unlike the Target Fund, the Acquiring Fund is also subject to changing distribution level risk, depositary receipt risk, risks associated with its more concentrated exposure to Europe, and derivatives risks (including counterparty risk and forward contracts risk). Also, unlike the Acquiring Fund, the Target Fund is subject small/mid cap issuer risk, emerging market securities risk, frontier market risk, risks associated with investment in debt securities (including credit risk, interest rate risk, prepayment and extension risk), growth securities risk, high-yield investment risk, master limited partnership risk, reinvestment risk and exempt securities risk. The Acquiring Fund may be subject to these risks to some extent, but does not consider them to be principal risks. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time.

The following table provides a comparison of the types of investment risks associated with an investment in each Fund.

Principal Investment Risks	Columbia Global Infrastructure Fund	Columbia Global Equity Fund
Active Management Risk	X	X
Changing Distribution Level Risk	—	X
Convertible Securities Risk	X	X
Credit Risk	X	—
Counterparty Risk	—	X
Depositary Receipts Risk	—	X
Derivatives Risk	—	X
Derivatives Risk – Forward Contracts Risk	—	X
Emerging Market Securities Risk	X	—
Foreign Securities Risk	X	X
Frontier Market Risk	X	—
Geographic Focus Risk	—	X
Growth Securities Risk	X	—
High-Yield Investments Risk	X	—
Infrastructure-Related Companies Risk	X	—
Interest Rate Risk	X	—
Issuer Risk	X	X
Liquidity Risk	X	X
Market Risk	X	X

Principal Investment Risks	Columbia Global Infrastructure Fund	Columbia Global Equity Fund
Master Limited Partnership Risk	X	—
Preferred Stock Risk	X	X
Prepayment and Extension Risk	X	—
Real Estate-Related Investment Risk	X	—
Reinvestment Risk	X	—
Rule 144A and Other Exempted Securities Risk	X	—
Sector Risk	X	X
Value Securities Risk	X	X

Comparison of Management of the Funds

Columbia Threadneedle serves as investment manager for each Fund. Both Funds obtain investment management services from Columbia Threadneedle according to terms of advisory agreements that are substantially similar, except for the fee rate. The effective management fee as of each Fund’s fiscal year end was 0.71% for the Target Fund and 0.70% for the Acquiring Fund. The Acquiring Fund’s management fee schedule will apply following completion of the Reorganization. The table below shows the current contractual management fee schedule for each of the Funds.

Columbia Global Infrastructure Fund		Columbia Global Equity Value Fund
Assets (in $ millions of average annual net assets)	Fee	Assets (in $ millions of average annual net assets)	Fee
$0 – $500	0.710%	$0 – $500	0.720%
>$500 – $1,000	0.705%	>$500 – $1,000	0.670%
>$1,000 – $2,000	0.650%	>$1,000 – $1,500	0.620%
>$2,000 – $3,000	0.600%	>$1,500 – $3,000	0.570%
>$3,000 – $6,000	0.590%	>$3,000 – $6,000	0.550%
>$6,000 – $12,000	0.540%	>$6,000 – $12,000	0.530%
>$12,000	0.530%	>$12,000	0.520%

Each Fund is governed by the same Board, which is responsible for overseeing the Fund. For a listing of the members comprising the Funds’ Board, please refer to the Statement of Additional Information for the relevant Fund.

The Funds have different portfolio management. “Section C – Additional Information Applicable to the Acquiring Fund” below describes the employment history of the portfolio managers of the Acquiring Fund. The Statement of Additional Information of each Fund provides additional information about portfolio manager compensation, other accounts managed and ownership of each Fund’s shares.

Comparison of Performance

The following bar charts and tables show, respectively:

•	how each Fund’s performance has varied for each full calendar year shown in the bar chart; and

•	how each Fund’s average annual total returns compare to certain measures of market performance shown in the table.

These bar charts and tables show some of the risks of investing in the Funds. The bar chart shows how each Fund’s Class A share performance (without sales charges) has varied for each full calendar year shown. If the sales charges were reflected, returns shown would be lower. The table below the bar chart compares each Fund’s returns (after applicable sales charges shown in the fees tables above) for the periods shown with a broad measure of market performance and, for the Acquiring Fund, another measure of performance for a market in which the Fund may invest.

The performance of share classes launched subsequent to Class A Shares shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class include the returns of each Fund’s Class A shares (without applicable sales charges and adjusted to reflect the class-related operating expenses of such share classes, if higher) for periods prior to its inception date. Share classes with expenses that are higher than Class A shares will have performance that is lower than Class A shares (without applicable sales charges). Except for differences in annual returns resulting from differences in expenses and sales charges (where applicable), each share class of the same Fund would have substantially similar annual returns because all share classes of such Fund invest in the same portfolio of securities.

The after-tax returns shown in the Average Annual Total Returns table below are calculated using the highest historical individual U.S. federal marginal income tax rates in effect during the period indicated in the table and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-advantaged accounts such as 401(k) plans or Individual Retirement Accounts (IRAs). The after-tax returns are shown only for Class A shares and will vary for other share classes.

The Acquiring Fund’s performance prior to September 2014 reflects returns achieved pursuant to different principal investment strategies. The Target Fund’s performance prior to December 2013 reflects returns achieved pursuant to different principal investment strategies. If the Funds’ current strategies had been in place for the prior periods, results shown may have been different.

Columbia Global Infrastructure Fund

CLASS A SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was 19.92% (fourth quarter 2010) and the lowest return for a calendar quarter was (27.21)% (third quarter 2011)

Average Annual Total Returns After Applicable Sales Charges (for periods ended December 31, 2019)

	Share Class Inception Date	1 year	5 years	10 years
Class A	02/19/2009
returns before taxes		22.59%	3.64%	8.89%
returns after taxes on distributions		20.54%	1.62%	6.27%
returns after taxes on distributions and sale of Fund shares		15.10%	2.50%	6.80%

Class Adv returns before taxes	03/19/2013	30.29%	5.13%	9.72%

Class C returns before taxes	02/19/2009	28.09%	4.77%	9.07%

Class Inst returns before taxes	09/27/2010	30.38%	5.13%	9.80%

Class Inst2 returns before taxes	02/19/2009	30.43%	5.21%	9.91%

Class Inst3 returns before taxes	03/01/2017	30.56%	5.11%	9.66%

Class R returns before taxes	02/19/2009	29.67%	4.60%	9.26%

S&P Global Infrastructure Index (Net) (reflects no deductions for fees, expenses or taxes)		25.75%	5.61%	6.77%

Columbia Global Equity Value Fund

CLASS A SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was 13.83% (first quarter 2012) and the lowest return for a calendar quarter was (19.16)% (third quarter 2011).

Average Annual Total Returns After Applicable Sales Charges (for periods ended December 31, 2019)

	Share Class Inception Date	1 year	5 years	10 years
Class A	03/20/1995
returns before taxes		17.31%	5.34%	8.41%
returns after taxes on distributions		14.78%	4.01%	7.19%
returns after taxes on distributions and sale of Fund shares		11.86%	4.00%	6.67%

Class Adv returns before taxes	12/11/2006	24.88%	6.86%	9.25%

Class C returns before taxes	06/26/2000	22.58%	5.78%	8.23%

Class Inst returns before taxes	09/27/2010	24.86%	6.86%	9.32%

Class Inst2 returns before taxes	12/11/2006	24.92%	6.95%	9.44%

Class Inst3 returns before taxes	02/28/2013	25.05%	7.02%	9.36%

Class R returns before taxes	12/11/2006	24.18%	6.32%	8.77%

MSCI World Value Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deductions for fees, expenses or taxes)		21.75%	6.34%	7.81%

MSCI World Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deductions for fees, expenses or taxes)		27.67%	8.74%	9.47%

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and its related companies – including the investment manager, the Distributor and Columbia Management Investments Services Corp. (the transfer agent) – may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. These potential conflicts of interest may be heightened with respect to broker-dealers owned by Ameriprise Financial and/or its affiliates. Ask your financial advisor or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE REORGANIZATIONS

Terms of Each Reorganization

The Board of each Fund has approved the Agreement. While shareholders are encouraged to review the Agreement, which has been filed with the SEC as an exhibit to the registration statement of which this Combined Proxy Statement/Prospectus is a part, the following is a summary of certain terms of the Agreement:

•

Each Reorganization is expected to occur in the third quarter of 2020, subject to approval by applicable Target Fund shareholders, receipt of any necessary regulatory approvals and satisfaction of any other conditions to closing. However, following such approvals, each Reorganization may happen at any time agreed to by the applicable Target Fund and the Acquiring Fund.

•

Each Target Fund will transfer all of its assets to the Acquiring Fund and, in exchange, the Acquiring Fund will assume all the Target Fund’s obligations and liabilities and will issue Acquisition Shares to the Target Fund. The value of each Target Fund’s assets, as well as the number of Acquisition Shares to be issued to the Target Fund, will be determined in accordance with the Agreement. The Acquisition Shares will have an aggregate net asset value equal to the value of the assets received from the Target Fund, net of liabilities and costs of the Reorganization payable by the Target Fund. Immediately after the closing, the Target Fund will liquidate and distribute pro rata to its shareholders of record of each class its shares the Acquisition Shares of the corresponding class received by the Target Fund.

•

As a result, shareholders of the Target Fund will become shareholders of the Acquiring Fund. Shareholders will not incur any sales charges in connection with the issuance of Acquisition Shares in the Reorganization.

•

The value of the net assets of each Target Fund and of the Acquisition Shares will be computed as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the closing date of the applicable Reorganization.

Conditions to Closing Each Reorganization

The completion of each Reorganization is subject to certain conditions described in the Agreement, including among others:

•

The Target Fund shall have declared and paid a dividend or dividends that, together with all previous dividends, shall have the effect of distributing all of the Target Fund’s investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net realized capital gains, if any, to the shareholders of the Target Fund for all taxable periods ending on or before the closing date of the Reorganization, (after reduction for any available capital loss carryforwards and excluding any net capital gains on which the Target Fund paid U.S. federal income tax).

•	The Target Fund and the Acquiring Fund will have received any approvals, consents or exemptions from the SEC or any other regulatory body necessary to carry out the Reorganization.

•	A registration statement on Form N-14 relating to the Reorganization will have been filed with the SEC and become effective.

•	The shareholders of the Target Fund will have approved the Agreement by the requisite vote.

•

The Target Fund and the Acquiring Fund will have received a satisfactory opinion of tax counsel to the effect that, as described in more detail below in the section entitled “U.S. Federal Income Tax Status of the Reorganizations,” the shareholders of the Target Fund will not recognize gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund shares for the Acquisition Shares of the Acquiring Fund in connection with the Reorganization and the Target Fund will not recognize gain or loss as a direct result of the Reorganization.

Termination of the Agreement

The Agreement and the transactions contemplated by it may be terminated with respect to any Reorganization by mutual agreement of the Target Fund and the Acquiring Fund at any time prior to the closing thereof, or by either the Target Fund or the Acquiring Fund in the event of a material breach of the Agreement by the other Fund or a failure of any condition precedent to the terminating Fund’s obligations under the Agreement. In the event of a termination of a Reorganization, Columbia Threadneedle will bear all costs associated with that Reorganization.

U.S. Federal Income Tax Status of the Reorganizations

Each Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of each Reorganization, the Target Fund and the Acquiring Fund will receive an opinion from Vedder Price, P.C. substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations, qualifications and assumptions with the respect to the Reorganization, for U.S. federal income tax purposes:

•

The transfer by the Target Fund of all its assets to the Acquiring Fund solely in exchange for Acquisition Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, immediately followed by the pro rata, by class, distribution of all the Acquisition Shares so received by the Target Fund to the Target Fund’s shareholders of record in complete liquidation of the Target Fund and the termination of the Target Fund promptly thereafter, will constitute a “reorganization” within the meaning of section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of section 368(b) of the Code, with respect to the Reorganization.

•

No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquisition Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

•

No gain or loss will be recognized by the Target Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for Acquisition Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of the Acquisition Shares so received to the Target Fund’s shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

•	No gain or loss will be recognized by the Target Fund’s shareholders upon the exchange, pursuant to the Agreement, of all their shares of the Target Fund solely for Acquisition Shares.

•

The aggregate basis of the Acquisition Shares received by each Target Fund shareholder pursuant to the Agreement will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.

•

The holding period of the Acquisition Shares received by each Target Fund shareholder in the Reorganization will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such Target Fund shares were held as capital assets at the effective time of the Reorganization.

•

The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

•	The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

•

The Acquiring Fund will succeed to and take into account the items of the Target Fund described in section 381(c) of the Code, subject to the conditions and limitations specified in sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

No opinion will be expressed as to (a) the effect of a Reorganization on a Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or on the termination thereof, or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code or (b) any other federal tax issues (except those set forth above) and any state, local or foreign tax issues of any kind.

No private letter ruling will be sought from the Internal Revenue Service (the “IRS”) with respect to the federal income tax consequences of a Reorganization. Opinions of counsel are not binding upon the IRS or the courts, and are not guarantees of the tax results, and do not preclude the IRS from adopting or taking a contrary position, which may be sustained by a court. If a Reorganization were consummated but the IRS or the courts determine that the Reorganization did not qualify as a tax-free reorganization under the Code, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss for federal income tax purposes equal to the difference between its tax basis in its Target Fund shares and the fair market value of the Acquisition Shares it received. Shareholders of a Target Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances.

A portion of the portfolio assets of each Target Fund is expected to be sold by the Acquiring Fund after the Reorganization. The actual tax effect of any such sales depends on the difference between the price at which such portfolio assets are sold and the tax basis in such assets of the Fund making the sale and the holding period of such assets. Any capital gains recognized in these sales on a net basis, after reduction by any available capital loss carryforwards, will be distributed to shareholders as capital gain dividends (to the extent of net long-term capital gains over net short-term capital losses) and/or ordinary dividends (to the extent of net short-term capital gains over net long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Each Reorganization will end the tax year of the applicable Target Fund, and potentially will accelerate any distributions to shareholders from the Target Fund for its tax year ending on the date of the Reorganization. Those tax year-end distributions will be taxable and will include any undistributed income and capital gains resulting from portfolio turnover prior to the Reorganization.

More generally, prior to the closing of each Reorganization, the Target Fund will declare and pay a distribution to its shareholders, which, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and realized net capital gains (after reduction for available capital loss carryforwards and excluding certain capital gain on which the Target Fund paid U.S. federal income tax), if any, through the closing of the Reorganization, and may include undistributed income or gains from prior years. Even if reinvested in additional shares of the Target Fund, which would be exchanged for shares of the Acquiring Fund in the Reorganization, such distributions will be taxable to shareholders for U.S. federal income tax purposes, and such distributions by the Target Fund will include any undistributed income and capital gains resulting from portfolio turnover prior to the Reorganization.

A Fund’s ability to carry forward capital losses and to use them to offset future gains may be limited as a result of its Reorganization. First, a Fund’s “pre-acquisition losses” (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the Acquiring Fund after the Reorganization to the extent such pre-acquisition losses exceed an annual limitation amount. Second, one Fund’s pre-acquisition losses cannot be used to offset gains in another Fund that are unrealized (“built in”) at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for five tax years. Third, the Target Fund’s capital loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the capital gains of the Acquiring Fund for the taxable year of the Reorganization that is equal to the portion of the Acquiring Fund’s taxable year that follows the date of the Reorganization (prorated according to number of days). Therefore, in certain circumstances, shareholders of a Fund may pay U.S. federal income tax sooner, or pay more U.S. federal income tax, than they would have had the Reorganization not occurred.

In addition, shareholders of a Target Fund will in each case receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganizations when such income and gains are eventually distributed by the Acquiring Fund. Furthermore, any gain the Acquiring Fund realizes after the Reorganizations, including any built-in gain in the portfolio investments of the Target Funds (including gains resulting from the repositioning, if any, of a Target Fund’s investment portfolio) or the Acquiring Fund that was unrealized at the time of the Reorganizations, may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former shareholders of a Target Fund who hold shares of the Acquiring Fund following a Reorganization). As a result, shareholders of a Target Fund may receive a greater amount of taxable distributions than they would have had the Reorganizations not occurred. In addition, any pre-acquisition losses of a Target Fund remaining after the operation of the limitation rules described above will become available to offset capital gains realized by the Acquiring Fund after the Reorganization and thus may reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization, such that the benefit of those losses to Target Fund shareholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred.

The realized and unrealized gains and losses of each Fund at the time of the Reorganization, and the occurrence of the other Reorganization involving the Acquiring Fund, will determine the extent to which the combining Funds’ respective losses will be available to reduce gains realized by the Acquiring Fund following the Reorganization, and consequently the extent to which the Acquiring Fund may be required to distribute gains to its shareholders earlier or in greater amounts than would have been the case absent the Reorganization. The effect of the rules described above will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each Fund at the time of the Reorganization and thus cannot be calculated precisely prior to the Reorganization.

As of September 30, 2019, the Columbia Global Energy and Natural Resources Fund had year-to-date net realized loss equal to about 14.2% of net assets, net unrealized gains equal to about 2.24% of net assets, no net unrealized losses and no net realized gain. Columbia Global Infrastructure Fund had no net realized or unrealized losses, year-to-date net realized equal to about 5.9% of net assets and net unrealized gains equal to about 15.4% net assets. The Acquiring Fund had net realized or unrealized losses, year-to-date net realized gains equal to about 3.3% of net assets, and net unrealized gains equal to about 12.7% of net assets.

If both Reorganizations had occurred on September 30, 2019, Columbia Global Energy and Natural Resources Fund would have been required to share its proportionately larger net realized losses with the larger combined Fund, thereby creating a potential tax cost to its shareholders and potential tax benefits to shareholders of the other Funds. The loss limitation rules would have limited to combined Fund’s ability to use the net realized losses of Columbia Global Energy and Natural Resources Fund to offset gains recognized, thereby potentially resulting in earlier and larger taxable distributions and therefore adding to the potential tax cost to Columbia Global Energy and Natural Resources shareholders. It would also have enabled both Target Funds to spread their net unrealized gains, if and when realized after the Reorganization, across the larger combined Fund, resulting in a potential tax cost to Columbia Global Energy and Natural Resources Fund shareholders and a potential tax benefit to Columbia Global Infrastructure Fund and the Acquiring Fund shareholders.

As of September 30, 2019, Columbia Global Energy and Natural Resources Fund had capital loss carryforwards of $24,073,409 subject to the annual limitation of $2,990,423. Columbia Global Infrastructure Fund and the Acquiring Fund had no capital loss carryforwards as of September, 2019.

Capitalization

The following table shows the capitalization of each Fund as of August 31, 2019 and on a pro forma basis, assuming the proposed Reorganizations had taken place as of that date.

Current and Pro Forma Capitalization of each Target Fund and the Acquiring Fund

	Net assets	Net asset value per share	Shares outstanding
Columbia Global Energy and Natural Resources Fund (Current) )
Class A	$56,583,807	$16.04	3,527,911
Advisor Class	$6,730,595	$16.55	406,715
Class C	$5,670,441	$15.08	375,919
Institutional Class	$55,881,303	$16.26	3,437,689
Institutional 2 Class	$10,239,495	$16.64	615,366
Institutional 3 Class	$17,437,688	$16.13	1,081,157
Class R	$10,666,757	$15.91	670,416

Total	$163,210,086		10,115,173

Columbia Global Infrastructure Fund (Current)
Class A	$77,000,490	$13.39	5,751,271
Advisor Class	$1,781,753	$13.79	129,168
Class C	$18,995,087	$12.37	1,535,512
Institutional Class	$37,575,652	$13.68	2,746,909
Institutional 2 Class	$3,572,188	$13.70	260,824
Institutional 3 Class	$26,535,836	$13.65	1,944,331
Class R	$550,633	$12.98	42,431

Total	$166,011,639		12,410,446

Columbia Global Equity Value Fund (Current)
Class A	$606,592,213	$12.38	49,006,465
Advisor Class	$2,163,172	$12.45	173,809
Class C	$4,465,084	$12.19	366,332
Institutional Class	$94,261,250	$12.41	7,597,914
Institutional 2 Class	$800,445	$12.38	64,675
Institutional 3 Class	$601,781	$12.04	49,991
Class R	$901,320	$12.34	73,047

Total	$709,785,265		57,332,233

Columbia Global Equity Value Fund (Pro Forma – Global Energy and Natural Resources Reorganization Only)+
Class A	$663,058,339	$12.38	53,567,818
Advisor Class	$8,880,164	$12.45	713,327
Class C	$10,124,050	$12.19	830,564
Institutional Class	$150,029,179	$12.41	12,091,746
Institutional 2 Class	$11,019,258	$12.38	890,105
Institutional 3 Class	$18,004,254	$12.04	1,495,379
Class R	$11,546,532	$12.34	935,706

Total	$872,661,776		70,524,645

	Net assets	Net asset value per share	Shares outstanding

Columbia Global Equity Value Fund (Pro Forma – Global Infrastructure Fund Reorganization Only)+
Class A	$683,514,888	$12.38	55,220,204
Advisor Class	$3,943,192	$12.45	316,783
Class C	$23,441,794	$12.19	1,923,078
Institutional Class	$131,800,067	$12.41	10,622,841
Institutional 2 Class	$4,369,177	$12.38	352,941
Institutional 3 Class	$27,111,976	$12.04	2,251,835
Class R	$1,451,416	$12.34	117,626

Total	$875,632,510		70,805,308

Columbia Global Equity Value Fund (Pro Forma – Both Reorganizations)+
Class A	$739,984,433	$12.38	59,781,557
Advisor Class	$10,660,196	$12.45	856,302
Class C	$29,100,785	$12.19	2,387,310
Institutional Class	$187,568,527	$12.41	15,116,674
Institutional 2 Class	$14,587,995	$12.38	1,178,371
Institutional 3 Class	$44,514,452	$12.04	3,697,223
Class R	$12,096,633	$12.34	980,285

Total	$1,038,513,021		83,997,722

*

Assumes the Reorganization was consummated on August 31, 2019 and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Target Funds on the closing of the Reorganization and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that will actually be received on or after such date.

+

Adjustments reflect one time proxy, accounting, legal and other costs of the reorganization as approved by the Board of Trustees of $160,394, $329,575, and $4,000 to be borne by Columbia Global Infrastructure Fund, Columbia Global Energy and Natural Resources Fund and the Acquiring Fund, respectively.

Board Considerations

Each Reorganization was reviewed by the Board of the Target Fund involved therein, with the advice and assistance of Fund counsel and independent legal counsel to such Board. Columbia Global Infrastructure Fund is overseen by one Board (the “Columbia Funds Board”); Columbia Global Energy and Natural Resources Fund is overseen by a second Board (the “Columbia Atlantic Board”). Information on the members of the Columbia Funds Board and the Columbia Atlantic Board and their respective governance structures can be found in the Statement of Additional Information dated March 1, 2020, as supplemented to date, for each Target Fund overseen by the Columbia Funds Board and the Columbia Atlantic Board, respectively. At regular meetings of the Columbia Funds Board or a Committee thereof in December 2019 and February 2020 and of the Columbia Atlantic Board in December 2019 and February 2020, each Board considered the Reorganization of the Target Fund overseen by it, as proposed by Columbia Threadneedle. In connection with those Board or Committee meetings, Columbia Threadneedle and its affiliates provided background materials, analyses and other information to each Board regarding, among other things, the topics discussed below, including responses to specific requests by each Board, and responded to questions raised by each Board or Committee at those meetings.

After each Board reviewed, evaluated and discussed the materials, analyses and information provided to it that the Board considered relevant to its deliberations, each Board, including the independent Board members thereof voting separately, unanimously approved the Reorganization of the Target Fund overseen by it. Prior to doing so, each Board, including the independent Board members thereof, unanimously determined that participation by the Target Fund overseen by it in its Reorganization was in the best interests of the Target Fund and that the interests of existing shareholders of the Target Fund would not be diluted as a result of the Reorganization.

The general factors considered by each Board in assessing and approving each applicable Reorganization included, among others, in no order of priority:

1.	the Reorganization as part of Columbia Threadneedle’s overall commitment to streamline and to improve its fund offerings for the benefit of Fund shareholders;

2.	the substantial similarities of the investment objectives and principal investment strategies of the Target Fund and the Acquiring Fund;

3.

the operating expenses that shareholders of each class of shares of the Target Fund and Acquiring Fund are expected to experience as shareholders of the Acquiring Fund after the Reorganization relative to the operating expenses currently borne by such shareholders, including that such expenses are expected to decline as a result of the Reorganization (see “Section A – Proposals 1-2 Reorganizations – Summary – Fees and Expenses”);

4.	the current assets of the Target Fund and the Acquiring Fund, and the anticipated combined pro forma assets of the Acquiring Fund after the Reorganization and potential for economies of scale;

5.

the historical performance of the Target Fund and the Acquiring Fund, recognizing that no assurances can be given that the Acquiring Fund will achieve any particular level of performance after the Reorganization;

6.

the likelihood that the Target Fund would achieve and/or maintain sufficient size to ensure its continued economic viability absent the Reorganization, and the Acquiring Fund’s relative prospects for attracting additional assets after the Reorganization;

7.

the anticipated tax-free nature of the exchange of shares in the Reorganization, and other expected U.S. federal income tax consequences of the Reorganization, including potential limitations on the Acquiring Fund’s use of the Target Fund’s pre-Reorganization losses for U.S. federal income tax purposes after the Reorganization (see “U.S. Federal Income Tax Status of the Reorganizations” above);

8.	the potential benefits of the Reorganization to Columbia Threadneedle and its affiliates;

9.	that shareholders of the Target Fund will experience no material change in shareholder services as a result of the Reorganization and Columbia Threadneedle’s representation to this effect;

10.

brokerage costs resulting from the Reorganization (e.g., the Target Fund’s and/or the Acquiring Fund’s turnover associated with and resulting from the sale of any securities the Acquiring Fund cannot, or does not wish to, acquire or hold for any extended period); and

11.

that the direct costs associated with the Reorganization will be borne by the Target Fund only to the extent that Columbia Threadneedle anticipates a reduction in expenses to shareholders of the Target Fund in the first year following the Reorganization.

In their deliberations, the Boards did not identify any single factor that was paramount or controlling and individual Board members may have attributed different weights to various factors. Each Board also evaluated the information available to it on a Target Fund-by-Target Fund basis, and made determinations separately in respect of each Target Fund it oversees. With respect to each of these factors, the applicable Board concluded, within the context of their overall conclusions, that such factor supported the approval of the Reorganizations. Certain of the factors considered by each Board are discussed in more detail below.

STREAMLINED PRODUCT LINE. Each Board considered that the Reorganizations are part of a larger effort intended, among other things, to streamline Columbia Threadneedle’s product offerings by reducing the number of funds in the Columbia Fund Complex so that management, distribution and other resources can be focused more effectively on a smaller group of Columbia Funds. Reducing the number of funds in the complex is intended to enhance the funds’ prospects for attracting additional assets by better differentiating the funds for potential shareholders (which may lead to a more concentrated selling effort).

CONTINUITY OF INVESTMENT. Each Board took into account the fact that each applicable Target Fund and the Acquiring Fund have substantially similar investment objectives and principal investment strategies. Specifically, the relevant Board noted the following with respect to each Reorganization:

Reorganization 1

Columbia Global Energy and Natural Resources Fund into Columbia Global Equity Value Fund.

Among other factors, the Columbia Atlantic Board considered that both Funds have similar investment objectives. The Board noted that the Funds have similar principal investment strategies as both Funds normally invest at least 80% of their net assets in equity securities. The Board also noted that both Funds, under normal circumstances, invest at least 40% of their net assets in non-U.S. issuers (generally, issuers that maintain their principal place of business or conduct their principal business activities outside the U.S., issuers that have their securities traded on non-U.S. exchanges or issuers that have been formed under the laws of non-U.S. countries), though the Target Fund, unlike the Acquiring Fund, focuses on companies in the energy and natural resources industries.

Reorganization 2

Columbia Global Infrastructure Fund into Columbia Global Equity Value Fund.

Among other factors, the Columbia Funds Board considered that both Funds have similar investment objectives as both Funds seek to provide their shareholders with growth of capital. The Board noted that the Funds have generally similar principal investment strategies as both Funds invest substantially in equity securities and both Funds, under normal circumstances, invest at least 40% of their net assets in non-U.S. issuers (generally, issuers that maintain their principal place of business or conduct their principal business activities outside the U.S., issuers that have their securities traded on non-U.S. exchanges or issuers that have been formed under the laws of non-U.S. countries), though the Target Fund, unlike the Acquiring Fund, focuses on infrastructure-related companies.

EXPENSE RATIO. Each Board took into account the fact that the total annual operating expense ratio of each applicable Target Fund (net of applicable waivers/reimbursements) is higher than the expected proforma operating expense ratio of the combined Fund following the Reorganization, thus enabling Target Fund shareholders to become shareholders of a slightly lower cost Fund.

INVESTMENT PERFORMANCE. Each Board considered the relative performance record of each Target Fund overseen by it and of the Acquiring Fund, noting, however, that past performance is no guarantee of future results. Specifically, the relevant Board noted the following with respect to each Reorganization:

Reorganization 1

Columbia Global Energy and Natural Resources Fund into Columbia Global Equity Value Fund.

Among other factors, the Columbia Atlantic Board considered the relative performance of the Funds for periods ending December 31, 2019, during which the Acquiring Fund’s performance was stronger for all periods reviewed.

Reorganization 2

Columbia Global Infrastructure Fund into Columbia Global Equity Value Fund.

Among other factors, the Columbia Funds Board considered the relative performance of the Funds for periods ending December 31, 2019, during which the Acquiring Fund’s performance was stronger for the three-to five-year periods, noting though that the Target Fund’s performance was better for the one-year period.

ECONOMIES OF SCALE. Each Board observed that, in addition to the potential to realize immediate economies associated with consolidating each Target Fund into the larger combined Fund, such as the elimination of duplicative costs, the combined Funds may be able to take advantage of other economies of scale associated with larger funds. For example, a larger fund may benefit from fee breakpoints more quickly, may have an enhanced ability to effect portfolio transactions on favorable terms and may have greater investment flexibility. Each Board also considered the potential benefits to Columbia Threadneedle resulting from the Reorganizations in the long-term, and whether those benefits would be shared with shareholders of the combined Fund. Each Board also considered Columbia Threadneedle’s belief that the combined Fund would be better positioned than each Target Fund is currently positioned to experience growth in assets from investor inflows.

TAX CONSEQUENCES. Each Board examined the relative tax situations of the Target Funds and the Acquiring Fund. Each Board also considered the anticipated tax-free nature of the exchange of shares in the Reorganizations, and other expected U.S. federal income tax consequences of the Reorganizations (such as the resulting tax impact of each proposed Reorganization to the Target Funds’ shareholders, including the considerations concerning the effect of loss and loss carryforward positions of the affected Funds).

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS

VOTE FOR EACH REORGANIZATION.

SECTION B — PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Board Recommendation and Required Vote

The Board of each Target Fund unanimously recommends that shareholders of that Target Fund vote FOR each applicable Proposal.

Proposals 1-2

For each Target Fund, the Agreement must be approved by the affirmative vote of a majority of the outstanding voting securities of the Target Fund, as defined in the 1940 Act. A vote of a majority of the outstanding voting securities of the Target Fund is defined in the 1940 Act as the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Target Fund that are present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Target Fund are present or represented by proxy at the Meeting; or (b) more than 50% of the outstanding voting securities of the Target Fund.

If the Agreement is not approved for a Target Fund, the applicable Board will consider what further action should be taken with respect to the Target Fund. The approval of the Reorganization of one Target Fund is not conditioned upon the approval of the Reorganization of the other Target Fund.

The approval of any Proposal is not contingent on the closing of any Reorganization nor on the approval of any other Proposal.

Voting

Shareholders of record of each Target Fund on March 20, 2020 (the “Record Date”) are entitled to vote at the Meeting. All share classes of a Target Fund will vote together as one class on the Target Fund’s proposed Reorganization. Shareholders of each Target Fund are entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) determined at the close of business on the Record Date and each fractional dollar amount is entitled to a proportionate fractional vote.

The total number of shares of each class of each Target Fund outstanding as of the close of business on the Record Date, and the total number of votes to which shareholders of such class are entitled at the Meeting, are set forth below.

	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R
Columbia Global Energy and Natural Resources Fund
Shares Outstanding	3,147,636.190	337,728.886	338,961.546	2,986,723.399	578,625.409	1,269,645.461	699,311.598
Total Votes to which Entitled	27,919,533.005	3,090,219.307	2,830,328.909	26,820,776.123	5,317,567.509	11,299,844.603	6,153,942.062
Columbia Global Infrastructure Fund
Shares Outstanding	5,698,527.968	136,626.632	1,335,370.580	2,410,743.215	464,388.985	1,957,870.876	46,461.655
Total Votes to which Entitled	52,483,442.585	1,299,319.270	11,297,235.107	22,709,201.085	4,379,188.129	18,403,986.234	413,508.730

Quorum and Methods of Tabulation

A quorum is required for shareholders of a Target Fund to take action at the Meeting. For Columbia Global Energy and Natural Resources Fund, thirty percent (30%) of the shares outstanding and entitled to vote, present at the Meeting in person or by proxy, constitutes a quorum. For Columbia Global Infrastructure Fund, ten percent (10%) of the votes entitled to be cast at the Meeting, present at the Meeting in person or by proxy, constitutes a quorum.

All shares represented at the Meeting in person or by proxy will be counted for purposes of establishing a quorum. Broker non-votes, if any, will be counted for purposes of establishing a quorum but not toward the approval of any Proposal. (Broker non-votes are shares for which the underlying owner has not voted and the broker holding the shares does not have authority to vote.) Abstentions and broker non-votes, if any, will have the effect of votes against the Proposals.

If your shares are held in an IRA account, you have the right to vote those shares. If you do not provide voting instructions with respect to your shares, your IRA custodian may or may not, depending upon the terms of your IRA agreement, vote shares for which it has not received your voting instructions. Please consult your IRA agreement and/or financial advisor for more information.

Shareholder Proxies

If you properly authorize your proxy by internet or telephone, or by executing and returning the enclosed proxy card by mail, and your proxy is not subsequently revoked, your vote will be cast at the Meeting and at any postponement or adjournment thereof. If you give instructions, your vote will be cast in accordance with your instructions. If you return your signed proxy card without instructions, your vote will be cast in favor of the Reorganization of your Target Fund and in favor of each Nominee. Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing the adjournment of the Meeting with respect to one or more Proposals in the event that sufficient votes in favor of any Proposal are not received. Not all Proposals affect each Target Fund, and shareholders of a Target Fund will be entitled to cast votes and authorize proxies on only those Proposals affecting the Target Fund in which they are shareholders. If you intend to vote in person at the Meeting, please call 866-456-7935 to obtain important information regarding your attendance at the Meeting, including directions.

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Certain shareholders of the Target Funds who share a common address and who have not opted out of the householding process may receive a single copy of the Combined Proxy Statement/Prospectus along with the proxy cards. If you received more than one copy of the Combined Proxy Statement/Prospectus, you may elect to household in the future if permitted by your financial intermediary. Contact the financial intermediary through which you purchased your shares to determine whether householding is an option for your account. If you received a single copy of the Combined Proxy Statement/Prospectus, you may opt out of householding in the future by contacting your financial intermediary.

An additional copy of this Combined Proxy Statement/Prospectus may be obtained by writing or calling the Target Funds’ proxy solicitor, Computershare Fund Services, at c/o Operation Department, 2950 Express Drive South, Suite 210, Islandia, New York 11749, or toll free at 866-456-7935.

Revoking Your Proxy

If you execute, date and submit a proxy card with respect to your Target Fund, you may revoke your proxy prior to the Meeting by providing written notice to the Funds’ proxy solicitor at Computershare Fund Services, c/o 2950 Express Drive South, Suite 210, Islandia, New York 11749, or change your vote by submitting a subsequently executed and dated proxy card, by authorizing your proxy by internet or telephone on a later date or by attending the Meeting and casting your vote in person. If you authorize your proxy by internet or telephone, you may change your vote prior to the Meeting by authorizing a subsequent proxy by internet or telephone or by completing, signing and returning a proxy card dated as of a date that is later than your last internet or telephone proxy authorization or by attending the Meeting and casting your vote in person. Merely attending the Meeting without voting will not revoke your prior proxy.

Simultaneous Meetings

The Meeting for each Target Fund will be held simultaneously with the Meeting for each other Target Fund, as well as certain other Columbia Funds with respect to other Proposals, with each Proposal being voted on separately by the shareholders of the relevant Target Fund. If any shareholder objects to the holding of simultaneous meetings, the shareholder may move for an adjournment of his or her Target Fund’s Meeting to a time after the Meeting so that a meeting for that Target Fund may be held separately. If a shareholder makes this motion, the persons named as proxies will take into consideration the reasons for the objection in deciding whether to vote in favor of the adjournment, and may vote for or against the adjournment in their discretion.

Solicitation of Proxies

The Board of each Target Fund is asking for your vote and for you to vote as promptly as possible. Proxies will be solicited primarily through the mailing of the proxy statement/prospectus and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of each Target Fund or by employees or agents of Columbia Threadneedle and its affiliated companies. In addition, Computershare Fund Services, 2950 Express Drive South, Suite 210, Islandia, New York 11749, has been engaged to assist in the solicitation of proxies, at the estimated cost set forth below, plus expenses.

Fund	Estimated Cost
Columbia Global Energy and Natural Resources Fund	$94,662
Columbia Global Infrastructure Fund	$79,898

Shareholder Proposals

The Target Funds do not hold annual meetings of shareholders. Shareholders who wish to make a proposal not involving the nomination of a person for election as a trustee at a Target Fund’s next special meeting that may be included in the Target Fund’s proxy materials must notify the relevant Target Fund a reasonable amount of time before the Target Fund begins to print and mail its proxy materials. The fact that a Target Fund receives such a shareholder proposal in a timely manner does not ensure inclusion of the proposal in the proxy materials, because there are other requirements in the proxy rules and the Target Fund’s bylaws relating to such inclusion.

Dissenters’ Right of Appraisal

Shareholders of each Target Fund have no appraisal or dissenters’ rights.

Other Business

The Board of each Target Fund does not know of any matters to be presented at the Meeting other than the Proposals. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in their discretion.

Adjournment

If the quorum required for the Meeting has not been met for any Target Fund, the persons named as proxies may propose adjournment of the Meeting and vote all shares that they are entitled to vote in favor of such adjournment. If the quorum required for the Meeting has been met, but sufficient votes in favor of one or more

Proposals are not received by the time scheduled for the Meeting, then the persons named as proxies may move for one or more adjournments of the Meeting as to one or more Proposals to allow further solicitation of shareholders. For each Target Fund, the Meeting may be adjourned by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the Meeting may be held as adjourned within a reasonable time after the date set for the original Meeting without further notice.

The persons named as proxies will vote in favor of adjournment with respect to a Proposal those shares they are entitled to vote in favor of such Proposal. They will vote against any such adjournment those shares they are required to vote against such Proposal. The costs of any additional solicitation and of any adjourned Meeting will be borne in the same manner as the other expenses associated with the Proposals described herein. Any Proposal for which sufficient favorable votes have been received may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other Proposal.

SECTION C — ADDITIONAL INFORMATION APPLICABLE TO THE ACQUIRING FUND

Below is information regarding the Acquiring Fund. All references to the Fund in this Section C refer to the Acquiring Fund, unless otherwise noted.

Principal Risks

An investment in the Fund involves risks, including Market Risk, Issuer Risk, Foreign Securities Risk, and Value Securities Risk, among others. Descriptions of these and other principal risks of investing in the Fund are provided below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.

Changing Distribution Level Risk. The Fund normally expects to receive income which may include interest, dividends and/or capital gains, depending upon its investments. The distribution amounts paid by the Fund will vary and generally depend on the amount of income the Fund earns (less expenses) on its portfolio holdings, and capital gains or losses it recognizes. A decline in the Fund’s income or net capital gains arising from its investments may reduce its distribution level.

Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations. As a result, the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Depositary Receipts Risk. Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts and/or Global Depositary Receipts. Depositary receipts involve risks similar to the risks associated with investments in foreign securities, including those associated with investing in the particular country of an issuer, which may be related to the particular political, regulatory, economic, social and other conditions or events, including, for example, military confrontations, war and terrorism, occurring in the country and fluctuations in such country’s currency, as well as market risk tied to the underlying foreign company. In addition, holders of depositary receipts may have limited voting rights, may not have the same rights afforded to stockholders of a typical domestic company in the event of a corporate action, such as an acquisition, merger or rights offering, and may experience difficulty in receiving company stockholder communications. There is no guarantee that a financial institution will continue to sponsor a depositary receipt, or that a depositary receipt will continue to trade on an exchange, either of which could adversely affect the liquidity, availability and pricing of the depositary receipt. Changes in foreign currency exchange rates will affect the value of depositary receipts and, therefore, may affect the value of your investment in the Fund.

Derivatives Risk. Derivatives may involve significant risks. Derivatives are financial instruments with a value in relation to, or derived from, the value of an underlying asset(s) or other reference, such as an index, rate or other economic indicator (each an underlying reference). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial loss for the Fund. Derivatives may be more volatile than other types of investments. The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

Derivatives Risk — Forward Contracts Risk. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

Foreign Securities Risk. Investments in or exposure to foreign securities involve certain risks not associated with investments in or exposure to securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including political, regulatory, economic, social, diplomatic and other conditions or events (including, for example, military confrontations, war and terrorism), occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies, and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. The performance of the Fund may also be negatively affected by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

Geographic Focus Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.

Europe. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in Europe. In addition, the private and public sectors’ debt problems of a single European Union (EU) country can pose significant economic risks to the EU as a whole. As a result, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. The impact of any partial or complete dissolution of the EU on the United Kingdom (UK) and European economies and the broader global economy could be significant, resulting in negative impacts on currency and financial markets generally, such as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which may adversely affect the value of your investment in the Fund.

Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Investments in larger, more established companies may involve certain risks associated with their larger size. For instance, larger, more established companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to attain as high growth rates as successful smaller companies, especially during extended periods of economic expansion.

Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund’s investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market. Foreign securities can present enhanced liquidity risks, including as a result of less developed custody, settlement or other practices of foreign markets.

Market Risk. The market values of securities or other investments that the Fund holds may fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or long periods.

Preferred Stock Risk. Preferred stock is a type of stock that generally pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include issuer risk, market risk and interest rate risk (the risk of losses attributable to changes in interest rates).

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business within one or more economic sectors, including the financial services sector. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.

Financial Services Sector. The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect that such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and the interest rates and fees they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.

Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet portfolio management’s perceived value assessment of that security, or may decline in price, even though portfolio management believes the securities are already undervalued. There is also a risk that it may take longer than expected for the value of these investments to rise to portfolio management’s perceived value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Portfolio Managers

Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The Fund’s SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Fred Copper, CFA	Senior Portfolio Manager	Co-Portfolio Manager	2016
Melda Mergen, CFA, CAIA	Senior Portfolio Manager, Managing Director and Deputy Global Head of Equities	Co-Portfolio Manager	2016
Peter Schroeder, CFA	Associate Portfolio Manager	Co-Portfolio Manager	2016

Mr. Copper joined one of the Columbia Management legacy firms or acquired business lines in 2005. Mr. Copper began his investment career in 1990 and earned a B.S. from Boston College and an M.B.A. from the University of Chicago.

Ms. Mergen joined one of the Columbia Management legacy firms or acquired business lines in 1999. Ms. Mergen began her investment career in 1999 and earned a B.A. from Bogazici University and an M.B.A. from the University of Massachusetts at Amherst.

Mr. Schroeder joined one of the Columbia Management legacy firms or acquired business lines in 1998. Mr. Schroeder began his investment career in 1998 and earned a B.S. from Oregon State University.

Additional Investment Strategies and Policies

This section describes certain investment strategies and policies that the Fund may utilize in pursuit of its investment objective and some additional factors and risks involved with investing in the Fund.

Investment Guidelines

As a general matter, and except as specifically described in the discussion of the Fund’s principal investment strategies in this prospectus or as otherwise required by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s investment in the security or asset.

Holding Other Kinds of Investments

The Fund may hold other investments that are not part of its principal investment strategies. These investments and their risks are described below and/or in the Fund’s SAI. The Fund may choose not to invest in certain securities described in this prospectus and in the Fund’s SAI, although it has the ability to do so. Information on the Fund’s holdings can be found in the Fund’s shareholder reports or by visiting columbiathreadneedleus.com.

Transactions in Derivatives

The Fund may enter into derivative transactions or otherwise have exposure to derivative transactions through underlying investments. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as the Secured Overnight Financing Rate (commonly known as SOFR) or the London Interbank Offered Rate (commonly known as LIBOR)) or market indices (such as the Standard & Poor’s 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders holding shares in a taxable account. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. These changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. For more information on the risks of derivative investments and strategies, see the Fund’s SAI.

Investing in Affiliated Funds

Columbia Threadneedle or an affiliate serves as investment adviser to mutual funds using the Columbia brand (Columbia Funds), including those that are structured as “fund-of-funds”, and provides asset-allocation services to (i) shareholders by investing in shares of other Columbia Funds, which may include each Fund (collectively referred to in this section as Underlying Funds), and (ii) discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in Underlying Funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of one or more Underlying Funds, and Columbia Threadneedle seeks to balance potential conflicts of interest between the affiliated products and the Underlying Funds in which they invest. The affiliated products’ investment in the Underlying Funds may have the effect of creating economies of scale, possibly resulting in lower expense ratios for the Underlying Funds, because the affiliated products may own substantial portions of the shares of Underlying Funds. However, redemption of Underlying Fund shares by one or more affiliated products could cause the expense ratio of an Underlying Fund to increase, as its fixed costs would be spread over a smaller asset base. Because of large positions of certain affiliated products, the Underlying Funds may experience relatively large inflows and outflows of cash due to affiliated products’ purchases and sales of Underlying Fund shares. Although Columbia Threadneedle or its affiliate may seek to minimize the impact of these transactions where possible, for example, by structuring them over a reasonable period of time or through other measures, Underlying Funds may experience increased expenses as they buy and sell portfolio securities to manage the cash flow effect related to these transactions. Further, when Columbia Threadneedle or its affiliate structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, those affiliated products, including funds-of-funds, may pay more or less (for purchase activity), or receive more or less (for redemption activity), for shares of the Underlying Funds than if the transactions were executed in one transaction. In addition, substantial redemptions by affiliated products within a short period of time could require the Underlying Fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing it to realize a loss. In order to meet such redemptions, an Underlying Fund may be forced to sell its liquid (or more liquid) positions, leaving the Underlying Fund holding, post-redemption, a relatively larger position in illiquid investments (any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment) or less liquid securities. Substantial redemptions may also adversely affect the ability of the Underlying Fund to implement its investment strategy. Columbia Threadneedle or its affiliate also has a conflict of interest in determining the allocation of affiliated products’ assets among the Underlying Funds, as it earns different fees from the various Underlying Funds.

Investing in Money Market Funds

The Fund may invest cash in, or hold as collateral for certain investments, shares of registered or unregistered money market funds, including funds advised by Columbia Threadneedle or its affiliates. These funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest.

Lending of Portfolio Securities

The Fund may lend portfolio securities to broker-dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.

The Fund currently does not participate in the securities lending program but the Board of Trustees (the Board) may determine to renew participation in the future. For more information on lending of portfolio securities and the risks involved, see the Fund’s SAI and the annual and semiannual reports to shareholders.

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds or holding some or all of its assets in cash or cash equivalents. The Fund may take such defensive investment positions for as long a period as deemed necessary. The Fund may not achieve its investment objective while it is investing defensively. Investing defensively may adversely affect Fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance. See also Investing in Money Market Funds above for more information.

Other Strategic and Investment Measures

The Fund may also from time to time take temporary portfolio positions that may or may not be consistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, investing in derivatives, such as forward contracts, futures contracts, options, structured investments and swaps, for various purposes, including among others, investing in particular derivatives in seeking to reduce investment exposures, or in seeking to achieve indirect investment exposures, to a sector, country, region or currency where Columbia Threadneedle believes such positioning is appropriate. The Fund may take such portfolio positions for as long a period as deemed necessary. While the Fund is so positioned, derivatives could comprise a substantial portion of the Fund’s investments and the Fund may not achieve its investment objective. Investing in this manner may adversely affect Fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance. For information on the risks of investing in derivatives, see Transactions in Derivatives above.

eDelivery and Mailings to Households

In order to reduce shareholder expenses, the Fund may mail only one copy of the Fund’s prospectus and each annual and semiannual report to those addresses shared by two or more accounts. If you wish to receive separate copies of these documents, call 800.345.6611 or, if your shares are held through a financial intermediary, contact your intermediary directly. Additionally, you may elect to enroll in eDelivery to receive electronic versions of these documents, as well as quarterly statements and supplements, by logging into your account at columbiathreadneedleus.com/investor/.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to shareholders redeeming Fund shares could require the Fund to sell portfolio securities at less than opportune times or to hold ready reserves of uninvested cash in amounts larger than might otherwise be the case to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Understanding Annual Fund Operating Expenses

The Fund’s annual operating expenses, as presented in the Annual Fund Operating Expenses table in the Fees and Expenses of the Fund section of the Fund’s prospectus, generally are based on expenses incurred during the Fund’s most recently completed fiscal year, may vary by share class and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal year. The expense ratios reflect the Fund’s fee arrangements as of the date of the Fund’s prospectus and, unless indicated otherwise, are based on expenses incurred during the Fund’s most recent fiscal year. The Fund’s assets will fluctuate, but unless indicated

otherwise in the Annual Fund Operating Expenses table, no adjustments have been or will be made to the expense ratios to reflect any differences in the Fund’s average net assets between the most recently completed fiscal year and the date of the Fund’s prospectus or a later date. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table if assets fall. As applicable, any commitment by Columbia Threadneedle and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected, in part, to limit the impact of any increase in the Fund’s expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Fund’s annual operating expenses are comprised of (i) investment management fees, (ii) distribution and/or service fees, and (iii) other expenses. Management fees do not vary by class, but distribution and/or service fees and other expenses may vary by class.

FUNDamentalsTM
Other Expenses

“Other expenses” consist of the fees the Fund pays to its custodian, transfer agent, auditors, lawyers and trustees, costs relating to compliance and miscellaneous expenses. Generally, these expenses are allocated on a pro rata basis across all share classes. These fees include certain sub-transfer agency and shareholder servicing fees. Transfer agency fees and certain shareholder servicing fees, however, are class specific. They differ by share class because the shareholder services provided to each share class may be different. Accordingly, the differences in “other expenses” among share classes are primarily the result of the different transfer agency and shareholder servicing fees applicable to each share class. For more information on these fees, see Choosing a Share Class – Financial Intermediary Compensation.

Fee Waiver/Expense Reimbursement Arrangements and Impact on Past Performance

Columbia Threadneedle and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through June 30, 2020, unless sooner terminated at the sole discretion of the Fund’s Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

Columbia Global Equity Value Fund

Class A	1.20%

Adviser Class	0.95%

Class C	1.95%

Institutional Class	0.95%

Institutional 2 Class	0.89%

Institutional 3 Class	0.84%

Class R	1.45%

Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

Effect of Fee Waivers and/or Expense Reimbursements on Past Performance. The Fund’s returns shown in the Performance Information section of the Fund’s prospectus reflect the effect of any fee waivers and/or reimbursements of Fund expenses by Columbia Threadneedle and/or any of its affiliates that were in place during the performance period shown. Without such fee waivers/expense reimbursements, the Fund’s returns might have been lower.

Primary Service Providers

The Fund enters into contractual arrangements (Service Provider Contracts) with various service providers, including, among others, the Investment Manager, the Distributor, the Transfer Agent and the Fund’s custodian. The Fund’s Service Provider Contracts are solely among the parties thereto. Shareholders are not parties to, or intended to be third-party beneficiaries of, any Service Provider Contracts. Further, this prospectus, the Fund’s SAI and any Service Provider Contracts are not intended to give rise to any agreement, duty, special relationship or other obligation between the Fund and any investor, or give rise to any contractual, tort or other rights in any individual shareholder, group of shareholders or other person, including any right to assert a fiduciary or other duty, enforce the Service Provider Contracts against the parties or to seek any remedy thereunder, either directly or on behalf of the Fund. Nothing in the previous sentence should be read to suggest any waiver of any rights under federal or state securities laws.

The Investment Manager, the Distributor, and the Transfer Agent are all affiliates of Ameriprise Financial, Inc. (“Ameriprise Financial”). They and their affiliates currently provide key services, including investment advisory, administration, distribution, shareholder servicing and transfer agency services, to the Fund and various other funds, including the Columbia Funds, and are paid for providing these services. These service relationships are described below.

The Investment Manager

Columbia Management Investment Advisers, LLC is located at 225 Franklin Street, Boston, MA 02110 and serves as investment adviser and administrator to the Columbia Funds. The Investment Manager is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial. The Investment Manager’s management experience covers all major asset classes, including equity securities, debt instruments and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds, the Investment Manager acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, the Investment Manager manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing portfolio transactions. The Investment Manager may use the research and other capabilities of its affiliates and third parties in managing the Fund’s investments. The Investment Manager is also responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, the coordination of the Fund’s other service providers and the provision of related clerical and administrative services.

The SEC has issued an order that permits the Investment Manager, subject to the approval of the Board, to appoint unaffiliated subadvisers by entering into subadvisory agreements with them, and to change in material respects the terms of those subadvisory agreements, including the fees paid thereunder, for the Fund without first obtaining shareholder approval, thereby avoiding the expense and delays typically associated with obtaining shareholder approval. The Fund furnishes shareholders with information about new subadvisers retained in reliance on the order within 90 days after hiring the subadviser. The Investment Manager and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, the Investment Manager discloses to the Board the nature of any such material relationships. At present, the Investment Manager has not engaged any investment subadviser for the Fund.

The Fund pays the Investment Manager a fee for its management services, which include investment advisory services and administrative services. The fee is calculated as a percentage of the daily net assets of the Fund and is paid monthly. For the Fund’s most recent fiscal year, management services fees paid to the Investment Manager by the Fund amounted to 0.70% of average daily net assets of the Fund, before any applicable reimbursements.

A discussion regarding the basis for the Board’s approval of the renewal of the Fund’s management agreement is available in the Fund’s semiannual report to shareholders for the fiscal period ended August 31, 2019.

The Distributor

Shares of each Fund are distributed by Columbia Management Investment Distributors, Inc., which is located at 225 Franklin Street, Boston, MA 02110. The Distributor is a registered broker-dealer and an indirect, wholly-owned subsidiary of Ameriprise Financial. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Ameriprise Financial affiliates, for selling shares and providing services to investors.

The Transfer Agent

Columbia Management Investment Services Corp. is a registered transfer agent and wholly-owned subsidiary of Ameriprise Financial. The Transfer Agent is located at 225 Franklin Street, Boston, MA 02110, and its responsibilities include processing purchases, redemptions and exchanges of Fund shares, calculating and paying distributions, maintaining shareholder records, preparing account statements and providing customer service. The Transfer Agent has engaged DST Asset Manager Solutions, Inc. to provide various shareholder or “sub-transfer agency” services. In addition, the Transfer Agent enters into agreements with various financial intermediaries through which you may hold Fund shares, pursuant to which the Transfer Agent pays these financial intermediaries for providing certain shareholder services. Depending on the type of account, the Fund pays the Transfer Agent a per account fee or a fee based on the assets invested through omnibus accounts, and reimburses the Transfer Agent for certain out-of-pocket expenses, including certain payments to financial intermediaries through which shares are held.

Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest

The Investment Manager, Distributor and Transfer Agent, all affiliates of Ameriprise Financial, provide various services to the Fund and other Columbia Funds for which they are compensated. Ameriprise Financial and its other affiliates may also provide other services to these funds and be compensated for them.

The Investment Manager and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Columbia Funds. These activities, and other financial services activities of Ameriprise Financial and its affiliates, may present actual and potential conflicts of interest and introduce certain investment constraints.

Ameriprise Financial is a major financial services company, engaged in a broad range of financial activities beyond the fund-related activities of the Investment Manager, including, among others, insurance, broker-dealer (sales and trading), asset management, banking and other financial activities. These additional activities may involve multiple advisory, financial, insurance and other interests in securities and other instruments, and in companies that issue securities and other instruments, that may be bought, sold or held by the Columbia Funds.

Conflicts of interest and limitations that could affect a Columbia Fund may arise from, for example, the following:

•	compensation and other benefits received by the Investment Manager and other Ameriprise Financial affiliates related to the management/administration of a Columbia Fund and the sale of its shares;

•

the allocation of, and competition for, investment opportunities among the Fund, other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates, or Ameriprise Financial itself and its affiliates;

•	separate and potentially divergent management of a Columbia Fund and other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates;

•	regulatory and other investment restrictions on investment activities of the Investment Manager and other Ameriprise Financial affiliates and accounts advised/managed by them;

•	insurance and other relationships of Ameriprise Financial affiliates with companies and other entities in which a Columbia Fund invests; and

•	regulatory and other restrictions relating to the sharing of information between Ameriprise Financial and its affiliates, including the Investment Manager, and a Columbia Fund.

The Investment Manager and Ameriprise Financial have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no assurance that these policies, procedures and disclosures will be effective.

Additional information about Ameriprise Financial and the types of conflicts of interest and other matters referenced above is set forth in the Investment Management and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest section of the Fund’s SAI. Investors in the Columbia Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.

Certain Legal Matters

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund’s shareholder reports and in the Fund’s SAI. Additionally, Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at sec.gov.

The Funds

The Columbia Funds (referred to as the Funds) generally share the same policies and procedures for investor services, as described below. Not all Funds offer every class of shares. The Fund offers Class A, Class Adv, Class C, Class Inst, Class Inst2, Class Inst3, and Class R shares.

Funds Contact Information

Additional information about the Funds, including sales charges and other class features and policies, can be obtained, free of charge, at columbiathreadneedleus.com,* by calling toll-free 800.345.6611, or by writing (regular

*	The website references in this prospectus are inactive links and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

mail) to Columbia Management Investment Services Corp., P.O. Box 219104, Kansas City, MO 64121- 9104 or (express mail) Columbia Management Investment Services Corp., c/o DST Asset Manager Solutions, Inc., 430 W 7th Street, Ste 219104, Kansas City, MO 64105-1407.

FUNDamentalsTM
Financial Intermediaries

The term “financial intermediary” refers to the selling and servicing agents that are authorized to sell and/or service shares of the Funds. Financial intermediaries include broker-dealers and financial advisors as well as firms that employ broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other firms in the financial services industry.

Omnibus Accounts

The term “omnibus account” refers to a financial intermediary’s account with the Fund (held directly through the Transfer Agent) that represents the combined holdings of, and transactions in, Fund shares of one or more clients of the financial intermediary (beneficial Fund shareholders). Omnibus accounts are held in the name of the financial intermediaries and not in the name of the beneficial Fund shareholders invested in the Fund through omnibus accounts.

Retirement Plans and Omnibus Retirement Plans

The term “retirement plan” refers to retirement plans created under Sections 401(a), 401(k), 457 and 403(b) of the Internal Revenue Code of 1986, as amended (the Code), and non-qualified deferred compensation plans governed by Section 409A of the Code and similar plans, but does not refer to individual retirement plans, such as traditional IRAs and Roth IRAs. The term “omnibus retirement plan” refers to a retirement plan that has a plan-level or omnibus account with the Transfer Agent.

Networked Accounts

Networking, offered by the Depository Trust & Clearing Corporation’s Wealth Management Services (WMS), is the industry standard IT system for mutual fund account reconciliation and dividend processing.

Summary of Share Class Features

Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible to invest in every share class. Your financial intermediary may not make every share class available or may cease to make available one or more share classes of the Fund. The share class you select through your financial intermediary may have higher fees and/or sales charges than other classes of shares available through other financial intermediaries. An investor transacting in a class of Fund shares without any front-end sales charge, contingent deferred sales charge (CDSC), or other asset-based fee for sales or distribution, such as a Rule 12b-1 fee, may be required to pay a commission to the financial intermediary for effecting such transactions. Each investor’s personal situation is different and you may wish to discuss with your financial intermediary the share classes the Fund offers, which share classes are available to you and which share class(es) is/are appropriate for you. In all instances, it is your responsibility to notify your financial intermediary or (for Direct-at-Fund Accounts, as defined below) the Fund at the time of purchase of any relationship or other facts that may qualify you for sales charge waivers or discounts. The Fund, the Distributor and the Transfer Agent do not provide investment advice or make recommendations regarding Fund share classes. Your financial intermediary may provide advice and recommendations to you, such as which share class(es) is/are appropriate for you.

When deciding which class of shares to buy, you should consider, among other things:

•	The amount you plan to invest.

•	How long you intend to remain invested in the Fund.

•	The fees (e.g., sales charge or “load”) and expenses for each share class.

•	Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

FUNDamentalsTM
Front-End Sales Charge Calculation

• The front-end sales charge is calculated as a percentage of the offering price.

• The net asset value (NAV) per share is the price of a share calculated by the Fund every business day.

The offering price per share is the NAV per share plus any front-end sales charge (or load) that applies.

The dollar amount of any applicable front-end sales charge is the difference between the offering price of the shares you buy and the NAV of those shares. To determine the front-end sales charge you will pay when you buy Class A shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your financial intermediary notifies the Fund) and base the sales charge on the aggregate amount. For information on account value aggregation, sales charge waivers and other important information, see Choosing a Share Class – Reductions/Waivers of Sales Charges.

FUNDamentalsTM
Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC can vary based on the length of time that you have held your shares. A CDSC is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through Fund distribution reinvestments or any amount that represents appreciation in the value of your shares. For purposes of calculating a CDSC, the start of the holding period is generally the first day of the month in which your purchase was made.

When you place an order to sell shares of a class that has a CDSC, the Fund will first redeem any shares that are not subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund. In certain circumstances, the CDSC may not apply. See Choosing a Share Class – Reductions/Waivers of Sales Charges for details.

The sales charge reductions and waivers available to investors who purchase and hold their Fund shares through different financial intermediaries may vary. Appendix A describes financial intermediary-specific reductions and/or waiver policies. A shareholder transacting in Fund shares through a financial intermediary identified in Appendix A should carefully read the terms and conditions of Appendix A. A reduction and/or waiver that is specific to a particular financial intermediary is not available to Direct-at-Fund Accounts, as defined below, or through another financial intermediary. The information in Appendix A may be provided by, or compiled from or based on information provided by the financial intermediaries identified in Appendix A. To obtain additional information regarding any sales charge reduction and/or waiver described in Appendix A, and to ensure that you receive any such reductions or waivers that may be available to you, please consult your financial intermediary.

Sales Charges and Commissions

Sales charges, commissions, and distribution fees compensate financial intermediaries (typically your financial advisor) for selling shares to you, and service fees compensate financial intermediaries for maintaining and servicing the shares held in your account with them. Distribution and service fees are discussed in a separate sub-section below. Depending on which share class you choose and the financial intermediary through which you purchase your shares, you may pay these charges at potentially different levels at the outset as a front-end sales charge, at the time you sell your shares as a CDSC and/or over time in the form of distribution and/or service fees.

As described in more detail below, Class A shares have a front-end sales charge, which is deducted from your purchase price when you buy your shares, and results in a smaller dollar amount being invested in the Fund than the purchase price you pay (unless you qualify for a waiver or reduction of the sales charge). The Fund’s other share classes do not have a front-end sales charge, so the full amount of your purchase price is invested in those classes. Class A shares have lower ongoing distribution and/or service fees than Class C and Class R shares of the Fund. Over time, Class C and Class R shares can incur distribution and/or service fees that are equal to or more than the front-end sales charge and the distribution and/or service fees you would pay for Class A shares. Although the full amount of your purchase price of Class C and Class R shares is invested in a Fund, your return on this money will be reduced by the expected higher annual expenses of Class C and Class R shares. In this regard, note that Class C shares will generally automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date. The Fund may convert Class C shares held through a financial intermediary to Class A shares sooner in connection with the withdrawal of Class C shares of the Fund from the financial intermediary’s platform or accounts. No sales charge or other charges will apply in connection with such conversions, and conversions are free from U.S. federal income tax. Once your Class C shares convert to Class A shares, your total returns from an investment in the Fund may increase as a result of the lower operating costs of Class A shares, Class Adv, Class Inst, Class Inst2 and Class Inst3 shares of the Fund do not have distribution and/or service fees.

Whether the ultimate cost is higher for one share class over another depends on the amount you invest, how long you hold your shares, the fees (i.e., sales charges) and expenses of the class and whether you are eligible for reduced or waived sales charges, if available. You are responsible for choosing the share class most appropriate for you after taking into account your share class eligibility, class-specific features, and any applicable reductions in, or waivers of, sales charges. For more information, see Choosing a Share Class – Reductions/Waivers of Sales Charges. We encourage you to consult with a financial advisor who can help you with your investment decisions. Please contact your financial intermediary for more information about services, fees and expenses, and other important information about investing in the Fund, as well as with any questions you may have about your investing options. In all instances, it is your responsibility to notify your financial intermediary or (for Direct-at-Fund Accounts, as defined below) the Fund at the time of purchase of any relationship or other facts that may qualify you for sales charge waivers or discounts.

Class A Shares — Front-End Sales Charge

Unless your purchase qualifies for a waiver (e.g., you buy the shares through reinvested Fund dividends or distributions or subject to an applicable financial intermediary-specific waiver), you will pay a front-end sales charge when you buy Class A shares, resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay. The Class A shares sales charge is waived on Class C shares converted to Class A shares. For more information about sales charge waivers and reduction opportunities, see Choosing a Share Class – Reductions/Waivers of Sales Charges and Appendix A.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the financial intermediary through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (through the Transfer Agent, rather than through a financial intermediary).

The front-end sales charge you will pay on Class A shares:

•	depends on the amount you are investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your financial intermediary notifies the Fund).

The table below presents the front-end sales charge as a percentage of both the offering price and the net amount invested.

Class A Shares — Front-End Sales Charge — Breakpoint Schedule

Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to financial intermediaries as a % of the offering price

$0 – $49,999	5.75%	6.10%	5.00%

$50,000 – $99,999	4.50%	4.71%	3.75%

$100,000 – $249,999	3.50%	3.63%	3.00%

$250,000 – $499,999	2.50%	2.56%	2.15%

$500,000 – $999,999	2.00%	2.04%	1.75%

$1,000,000 or more	0.00%	0.00%	0.00%(c)

(a)

Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class – Reductions/Waivers of Sales Charges for a discussion of account value aggregation.

(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.

(c)	For information regarding cumulative commissions paid to your financial intermediary when you buy $1 million or more of Class A shares, see Class A Shares – Commissions below.

Class A Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class A shares that you purchased without a front-end sales charge.

If you purchased Class A shares without paying a front-end sales charge because your eligible accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months after purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months after purchase; and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months after purchase. Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within 18 months after purchase as described in the previous sentence.

Class A Shares — Commissions

The Distributor may pay your financial intermediary an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge you paid. For more information, see Class A Shares – Front-End Sales Charge above.

The Distributor may also pay your financial intermediary a cumulative commission when you buy Class A shares in amounts not subject to a front-end sales charge, according to the following schedules (assets initially purchased into Class A shares of a Fund that were purchased without the application of a front-end sales charge are excluded for purposes of calculating a financial intermediary’s commission under these schedules):

Class A Shares — Commission Schedule (Paid by the Distributor to Financial Intermediaries)

Purchase Amount	Commission Level* (as a % of net asset value per share)

$1 million – $2,999,999	1.00%

$3 million – $49,999,999	0.50%

$50 million or more	0.25%

*

The commission level applies to the applicable asset level; therefore, for example, for a purchase of $5 million, the Distributor would pay a commission of 1.00% on the first $2,999,999 and 0.50% on the balance.

Class C Shares — Front-End Sales Charge

You do not pay a front-end sales charge when you buy Class C shares, but you may pay a CDSC when you sell Class C shares. Although Class C shares do not have a front-end sales charge, over time Class C shares can incur distribution and/or service fees that are equal to or more than the front-end sales charge and distribution and/or service fees you would pay for Class A shares. Thus, although the full amount of your purchase of Class C shares is invested in a Fund, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class C shares. If you are eligible to invest in Class A shares without a front-end sales charge, you should discuss your options with your financial intermediary. For more information, see Choosing a Share Class – Reductions/Waivers of Sales Charges.

Class C Shares — Conversion to Class A Shares

Class C shares of a Fund generally automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date. Class C shares held through a financial intermediary in an omnibus account will be converted provided that the intermediary is able to track purchases to credit individual shareholders’ holding periods. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records and to ensure that the shareholder is credited with the proper holding period. Not all financial intermediaries are able to track purchases to credit individual shareholders’ holding periods. For example, group retirement plans held through third-party intermediaries that hold Class C shares in an omnibus account may not track participant level share lot aging. Please consult with your financial intermediary about your eligibility for Class C share conversion. The Fund may convert Class C shares held through a financial intermediary to Class A shares sooner in connection with the withdrawal of Class C shares of the Fund from the financial intermediary’s platform or accounts. Once your Class C shares convert to Class A shares, your total returns from an investment in the Fund may increase as a result of the lower operating costs of Class A shares.

The following rules apply to the automatic conversion of Class C shares to Class A shares:

•

Class C share accounts that are Direct-at-Fund Accounts and Networked Accounts for which the Transfer Agent (and not your financial intermediary) sends you Fund account transaction confirmations and statements, convert on or about the 15th day of the month (if the 15th is not a business day, then the next business day thereafter) that they become eligible for automatic conversion provided that the Fund has records that Class C shares have been held for the requisite time period.

•

For purposes of determining the month when your Class C shares are eligible for conversion, the start of the holding period is the first day of the month in which your purchase was made. Your financial intermediary may choose a different day of the month to convert Class C shares. Please contact your financial intermediary for more information on calculating the holding period.

•	Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

•

You’ll receive the same dollar value of Class A shares as the Class C shares that were automatically converted. Class C shares that you received from an exchange of Class C shares of another Fund will convert based on the day you bought the original shares.

•	No sales charge or other charges apply in connection with this automatic conversion, and conversions are free from U.S. federal income tax.

Class C Shares — CDSC

You will pay a CDSC of 1.00% if you redeem Class C shares within 12 months of buying them unless you qualify for a waiver of the CDSC (e.g., the shares you are selling were purchased with reinvested Fund distributions). Redemptions of Class C shares are not subject to a CDSC if redeemed after 12 months. For more information, see Choosing a Share Class – Reductions/Waivers of Sales Charges.

Class C Shares — Commissions

Although there is no front-end sales charge when you buy Class C shares, the Distributor makes an up-front payment (which includes a sales commission and an advance of service fees) directly to your financial intermediary of up to 1.00% of the NAV per share when you buy Class C shares. A portion of this payment may be passed along to your financial advisor. The Distributor seeks to recover this payment through fees it receives under the Fund’s distribution and/or service plan during the first 12 months following the sale of Class C shares, and any applicable CDSC when you sell your shares. For more information, see Choosing a Share Class – Distribution and Service Fees.

Reductions/Waivers of Sales Charges

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund (i.e., a Direct-at-Fund Account, as defined below) or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales charge and/or CDSC waivers. In all instances, it is your responsibility to notify your financial intermediary or (for Direct-at-Fund Accounts, as defined below) the Fund at the time of purchase of any relationship or other facts that may qualify you for sales charge waivers or discounts. In order to obtain waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase Fund shares directly from the Fund (if permitted) or through a different financial intermediary. For a description of financial intermediary-specific sales charge reductions and/or waivers, see Appendix A.

Class A Shares Front-End Sales Charge Reductions

The Fund makes available two means of reducing the front-end sales charge that you may pay when you buy Class A shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (ROA), you may combine the value of eligible accounts (as described in the Eligible Accounts section below) maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower front-end sales charge to your purchase. To calculate the combined value of your eligible Fund accounts in the particular class of shares, the Fund will use the current public offering price per share. For purposes of obtaining a breakpoint discount through ROA, you may aggregate your and your “immediate family” members’ ownership (as described in the FUNDamentals box below) of certain classes of shares held in certain account types, as described in the Eligible Accounts section below.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases of Class A shares made within 13 months after the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least enough to reach the first (or next) breakpoint of the Fund. The required form of LOI may vary by financial intermediary, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you’ve made under an LOI, the Fund will use the historic cost (i.e., dollars invested and not current market value) of the shares held in each eligible account; reinvested dividends or capital gains, or purchases made through the reinstatement privilege do not count as purchases made under an LOI. For purposes of making an LOI to purchase additional shares, you may aggregate eligible shares owned by you or your immediate family members in eligible accounts, valued as of the day immediately before the initiation of your LOI.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your financial intermediary in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different financial intermediaries. You and your financial intermediary are responsible for ensuring that you receive discounts for which you are eligible. Please contact your financial intermediary with questions regarding application of the eligible discount to your account. You may be asked by your financial intermediary (or by the Fund if you hold your account directly with the Fund) for account statements or other records to verify your discount eligibility for new and subsequent purchases, including, when applicable, records for accounts opened with a different financial intermediary and records of accounts established by members of your immediate family.

The sales charge reductions available to investors who purchase and hold their Fund shares through different financial intermediaries may vary. For a description of such financial intermediary-specific sales charge reductions, see Appendix A.

FUNDamentals
Your “Immediate Family” and Account Value Aggregation

For purposes of obtaining a breakpoint discount for Class A shares, the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child under 21, step-child under 21, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Group retirement plan accounts are valued at the retirement plan level.

Eligible Accounts

The following accounts are eligible for account value aggregation as described above, provided that they are invested in Class A (excluding, in the case of Direct-at-Fund Accounts, Funds that do not assess a front-end sales charge, including Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Ultra Short Term Bond Fund and Columbia U.S. Treasury Index Fund, unless such shares were purchased via an exchange from Class A shares of a Fund on which you paid the Class A share applicable front-end sales charge),

Class C, Class E, Class Inst or Class V shares of a Fund, or non-retirement plan accounts invested in Class Adv, Class Inst2 or Class Inst3 shares of a Fund: individual or joint accounts; Roth and traditional Individual Retirement Accounts (IRAs); Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs); Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors Act (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child; revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor; accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation; qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and investments in wrap accounts.

The following accounts are not eligible for account value aggregation as described above: accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts); investments in 529 plans, donor advised funds, variable annuities, variable insurance products or managed separate accounts; charitable and irrevocable trust accounts; accounts holding shares of money market funds that used the Columbia brand before May 1, 2010; accounts invested in Class R shares of a Fund; and retirement plan accounts invested in Class Adv, Class Inst2 or Class Inst3 shares of a Fund.

Additionally, direct purchases of shares of Columbia Government Money Market Fund may not be aggregated for account value aggregation purposes; however, shares of Columbia Government Money Market Fund acquired by exchange from other Columbia Funds that assess a sales charge may be included in account value aggregation.

Class A Shares Front-End Sales Charge Waivers

There are no front-end sales charges on reinvested Fund distributions. The Class A shares sales charge is waived on conversions of Class C shares to Class A shares. The Distributor may waive front-end sales charges on purchases of Class A shares of the Funds by certain categories of investors, including Board members, certain employees of financial intermediaries, Fund portfolio managers, certain partners and employees of outside legal counsel to the Funds or the Board, separate accounts of an insurance company exempt from registration as an investment company under Section 3(c)(11) of the 1940 Act, registered broker-dealer firms that have an agreement with the Distributor purchasing Fund shares for their investment account only, and qualified employee benefit plan rollovers to Class A shares in the same Fund (see Appendix S to the Fund’s SAI for details). For a more complete description of categories of investors who may purchase Class A shares of the Funds at NAV, without payment of any front-end sales charge that would otherwise apply, see Appendix S to the Fund’s SAI.

In addition, certain types of purchases of Class A shares may be made at NAV. The Distributor may waive front-end sales charges on (i) purchases (including exchanges) of Class A shares in accounts of financial intermediaries that have entered into agreements with the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers; (ii) exchanges of Class Inst shares of a Fund for Class A shares of the Fund; (iii) purchases of Class A shares on brokerage mutual fund-only platforms of financial intermediaries that have an agreement with the Distributor that specifically authorizes the offering of Class A shares within such platform; (iv) purchases through certain wrap fee or other products or programs that involve fee-based compensation arrangements that have, or clear trades through a financial intermediary that has, a selling agreement with the Distributor; (v) purchases through state sponsored 529 Plans; (vi) purchases through banks, trust companies, and thrift institutions acting as fiduciaries; and (vii) purchases through certain employee benefit plans and certain qualified deferred compensation plans. For a more complete description of these eligible transactions, see Appendix S to the Fund’s SAI.

The sales charge waivers available to investors who purchase and hold their Fund shares through different financial intermediaries may vary. For a description of such financial intermediary-specific sales charge waivers, see Appendix A.

CDSC Waivers — Class A and Class C

You may be able to avoid an otherwise applicable CDSC when you sell Class A or Class C shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons. For example, the CDSC will be waived on redemptions of shares in the event of the shareholder’s death; for which no sales commission or transaction fee was paid to an authorized financial intermediary at the time of purchase; purchased through reinvestment of dividends and capital gain distributions; that result from required minimum distributions taken from retirement accounts due to the shareholder reaching the qualified age based on IRS regulations; that result from returns of excess contributions made to retirement plans or individual retirement accounts (subject to certain conditions); initially purchased by an employee benefit plan (for Class A shares) and that are not connected with a plan level termination (for Class C shares); in connection with the Fund’s Small Account Policy (which is described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies); and by certain other investors and in certain other types of transactions or situations. Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. For a more complete description of the available waivers of the CDSC on redemptions of Class A or Class C shares, see Appendix S to the Fund’s SAI.

The sales charge waivers available to investors who purchase and hold their Fund shares through different financial intermediaries may vary. For a description of such financial intermediary-specific sales charge waivers, see Appendix A.

Repurchases (Reinstatements)

As noted in the table below, you can redeem shares of certain classes (see Redeemed Share Class below) and use such redemption proceeds to buy shares of the Corresponding Repurchase Class without paying an otherwise applicable sales charge and/or CDSC (other than, in the case of Direct-at-Fund Accounts, redemptions from Funds that do not assess a front-end sales charge, unless such shares were purchased via an exchange from Class A shares of a Fund on which you paid the Class A share applicable front-end sales charge) within 90 days, up to the amount of the redemption proceeds.

Repurchases (Reinstatements)

Redeemed Share Class	Corresponding Repurchase Class
Class A	Class A
Class C	Class C

Any CDSC paid upon redemption of your Class A or Class C shares of a Fund will not be reimbursed.

To be eligible for the repurchase (or reinstatement) privilege, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your financial intermediary within 90 days after the shares are redeemed. The purchase of the Corresponding Repurchase Class (as noted in the table above) through this repurchase (or reinstatement) privilege will be made at the NAV of such shares next calculated after the request is received in “good form.” Systematic withdrawals and purchases are excluded from this policy.

Restrictions and Changes in Terms and Conditions

Restrictions may apply to certain accounts and certain transactions. The Funds and/or the Distributor may change or cancel these terms and conditions at any time. Unless you provide your financial intermediary with information in writing about all of the factors that may count toward available reductions or waivers of an applicable sales charge, there can be no assurance that you will receive all of the reductions and waivers for which you may be eligible. To the extent your Fund account is held directly with the Fund, you should provide this information to the Fund when placing your purchase or redemption order. Please see Appendix A to this Section C and Appendix S of the Fund’s SAI for more information about sales charge waivers.

Distribution and Service Fees

The Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from the Funds’ assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible financial intermediaries for, with regard to distribution fees, selling Fund shares and, with regard to service fees, directly or indirectly providing services to shareholders. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual distribution and/or service fees (as an annual percentage of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution Fee	Service Fee	Combined Total

Class A	—	—	0.25%(a)

Class Adv	None	None	None

Class C	0.75%	0.25%	1.00%

Class Inst	None	None	None

Class Inst2	None	None	None

Class Inst3	None	None	None

Class R	Up to 50%	Up to 25%	0.50%(b)

(a)	The Fund pays a combined distribution and service fee.
(b)

The Fund has a distribution and shareholder service plan for Class R shares. For Class R shares of the Fund, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.

The distribution and/or service fees for Class A, Class C, and Class R shares are subject to the requirements of Rule 12b-1 under the 1940 Act. The Distributor may retain these fees otherwise payable to financial intermediaries if the amounts due are below an amount determined by the Distributor in its sole discretion.

For Class A shares, the Distributor begins to pay these fees immediately after purchase, except in the following case, in which the Distributor begins to pay these fees 12 months after purchase: a purchase of Class A shares of $1 million or more for Taxable Funds or $500,000 or more for Tax-Exempt Funds that pay a Class A up-front commission to your financial intermediary and the financial intermediary has opted to receive such commission. The Distributor’s policy to otherwise begin to pay these fees immediately on Class A shares also applies to purchases of funds that do not pay an up-front sales commission on Class A shares, which includes Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Ultra Short Term Bond Fund and Columbia U.S. Treasury Index Fund. For Class C shares, the Distributor begins to pay these fees 12 months after purchase. However, for Class C shares, financial intermediaries may opt to decline the up-front payment described in Choosing a Share Class – Sales Charges and Commissions – Class C Shares – Commissions and instead may receive these fees immediately after purchase. If the intermediary opts to receive the up-front payment, the Distributor retains the distribution and/or service fee for the first 12 months following the sale of Class C shares in order to recover the up-front payment made to financial intermediaries and to pay for other related expenses. For Class R shares, the Distributor begins to pay these fees immediately after purchase.

The maximum fee for services under the distribution and/or shareholder servicing plan for series of CFST II is the lesser of the amount of reimbursable expenses and the fee rates in the table above. If a share class of a series of CFST II has no reimbursable distribution or shareholder servicing expenses, it will suspend the payment of any such fee. As a result of any such suspensions, the expense ratio of a Fund’s share class disclosed in the Annual Fund Operating Expenses table in the Summary of the Fund section of this prospectus may not match the ratio of expenses of such share class to average net assets shown in the Financial Highlights section of this prospectus.

If you maintain shares of the Fund directly with the Fund, without working with a financial advisor or other financial intermediary, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible financial intermediaries for as long as the distribution plan and/or shareholder servicing plans continue in effect, which is expected to be indefinitely. However, the Fund may reduce or discontinue payments at any time. Your financial intermediary may also charge you other additional fees for providing services to your account, which may be different from those described here.

Financial Intermediary Compensation

The Distributor, the Investment Manager and their affiliates make payments, from their own resources, to financial intermediaries, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds (Marketing Support Payments). Such payments are generally based upon one or more of the following factors: average net assets of the Funds attributable to that financial intermediary; gross sales of the Funds attributable to that financial intermediary; reimbursement of ticket charges (fees that a financial intermediary charges its representatives for effecting transactions in Fund shares); or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, Marketing Support Payments to any one financial intermediary are generally between 0.05% and 0.40% on an annual basis for payments based on average net assets of the Fund attributable to the financial intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the financial intermediary. The Distributor, the Investment Manager and their affiliates may at times make payments with respect to a Fund or the Columbia Funds generally on a basis other than those described above, or in larger amounts, when dealing with certain financial intermediaries. Not all financial intermediaries receive Marketing Support Payments. The Distributor, the Investment Manager and their affiliates do not make Marketing Support Payments with respect to Class Inst3 shares.

In addition, the Transfer Agent has certain arrangements in place to compensate financial intermediaries, including other Ameriprise Financial affiliates, that hold Fund shares through networked and omnibus accounts, including omnibus retirement plans, for services that they provide to beneficial Fund shareholders (Shareholder Services). Shareholder Services and related fees vary by financial intermediary and according to distribution channel and may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, maintenance of shareholder records, preparation of account statements and provision of customer service, and are not intended to include services that are primarily intended to result in the sale of Fund shares. Payments for Shareholder Services generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares. Generally, each Fund pays the Transfer Agent a per account fee or a percentage of the average aggregate value of shares per annum maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a channel-specific or share class-specific cap established by the Board from time to time. Fee amounts in excess of the amount paid by the Fund are borne by the Transfer Agent, the Investment Manager and/or their affiliates. For Class Inst3 shares, the Transfer Agent does not pay financial intermediaries for Shareholder Services.

In addition to the payments described above, the Distributor, the Investment Manager and their affiliates typically make other payments or allow promotional incentives to certain broker-dealers to the extent permitted by the Securities and Exchange Commission (the SEC) and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor, the Investment Manager and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Fund. You can find further details in the Fund’s SAI about the payments made by the Distributor, the Investment Manager and their affiliates, as well as a list of the financial intermediaries, including Ameriprise Financial affiliates, to which the Distributor, the Investment Manager or their affiliates have agreed to make Marketing Support Payments and pay Shareholder Services fees.

Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial advisors may have a conflict of interest or financial incentive for recommending the Fund or a particular share class over others.

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day, with the value of the Fund’s shares based on the total value of all of the securities and other assets that it holds as of a specified time.

FUNDamentals
NAV Calculation

Each of the Fund’s share classes calculates its NAV per share as follows:

NAV per share =	(Value of assets of the share class) – (Liabilities of the share class)
Number of outstanding shares of the class

FUNDamentals
Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day typically ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. The Fund will not treat an intraday unscheduled disruption in NYSE trading or an intraday unscheduled closing as a close of regular trading on the NYSE for these purposes and will price its shares as of the regularly scheduled closing time for that day (typically, 4:00 p.m. Eastern time). Notwithstanding the foregoing, the NAV of Fund shares may be determined at such other time or times (in addition to or in lieu of the time set forth above) as the Fund’s Board may approve or ratify. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed income investments maturing in 60 days or less are valued primarily using the amortized cost method, unless this methodology results in a valuation that does not approximate the market value of these securities, and those maturing in excess of 60 days are valued primarily using a market-based price obtained from a pricing service, if available. Investments in other open-end funds are valued at their published NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Fund’s Board.

If a market price is not readily available or is deemed not to reflect market value, the Fund will determine the price of a portfolio security based on a determination of the security’s fair value pursuant to a policy approved by the Fund’s Board. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security. To the extent the Fund has significant holdings of small cap stocks, high-yield bonds, floating rate loans, or tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.

Transaction Rules and Policies

The Fund, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money. Your financial intermediary may have rules and policies in place that are in addition to or different than those described below.

Order Processing

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your financial intermediary before the end of a business day are priced at the NAV per share (plus any applicable sales charge) of the Fund’s applicable share class on that day. Orders received after the end of a business day will receive the next business day’s NAV per share (plus any applicable sales charge). For Direct-at-Fund Accounts (i.e., accounts established directly with the Fund), when a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the transaction request in “good form” at its transaction processing center (i.e., the Fund’s express mail address), not the P.O. Box provided for regular mail delivery. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your financial intermediary has received payment (in the case of purchases) and all of the information and documentation it deems necessary to effect your order. For example, when you sell shares, “good form” means that your request (i) has complete instructions and written requests include the signatures of all account owners, (ii) is for an amount that is less than or equal to the shares in your account for which payment has been received and collected, (iii) has a Medallion Signature Guarantee for amounts greater than $100,000 and certain other transactions, as described below, and (iv) includes any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

The Transfer Agent may require a Medallion Signature Guarantee for your signature in order to process certain transactions, including if: (i) the transaction amount is over $100,000; (ii) you want your check made payable to someone other than the registered account owner(s); (iii) the address of record has changed within the last 30 days; (iv) you want the check mailed to an address other than the address of record; (v) you want proceeds to be sent according to existing bank account instructions not coded for outgoing Automated Clearing House (ACH) or wire, or to a bank account not on file; or (vi) you are changing legal ownership of your account.

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. A Medallion Signature Guarantee must be provided by an eligible guarantor institution including, but not limited to, the following: a bank, credit union, savings association, broker or dealer that participates in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) or the New York Stock Exchange Medallion Signature Program (MSP). For other transactions, the Transfer Agent may require a signature guarantee. Notarization by a notary public is not an acceptable signature guarantee. The Transfer Agent reserves the right to reject a signature guarantee and to request additional documentation for any transaction.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., social security number (SSN) or other taxpayer identification number (TIN)). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy — Class A, Class C and Class Inst Share Accounts Below the Minimum Account Balance

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the applicable minimum account balance. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. Generally, you may avoid such an automatic sale by raising your account balance to at least

$250 or consolidating your multiple accounts you may have with the Funds through an exchange (so as to maintain at least $250 in each of your accounts). The minimum account balance varies among share classes and types of accounts, as follows:

Minimum Account Balance

Minimum Account Balance

For all classes and account types except those listed below	$250 (None for accounts with Systematic Investment Plans)

Individual Retirement Accounts for all classes except those listed below	None

Class Adv, Class Inst2, Class Inst3 and Class R	None

For shares held directly with the Funds’ Transfer Agent, if your shares are sold, the Transfer Agent will remit the sale proceeds to you. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance to at least $250, consolidating your multiple accounts you may have with the Funds through an exchange (so as to maintain at least $250 in each of your accounts), or setting up a Systematic Investment Plan (described below). For more information, contact the Transfer Agent or your financial intermediary. The Transfer Agent’s contact information (toll-free number and mailing addresses) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

For shares purchased and held for your benefit through a financial intermediary, the Funds may instruct the intermediary to automatically sell your Fund shares if the transaction can be operationally administered by the intermediary.

Small Account Policy — Class A, Class C and Class Inst Share Accounts Minimum Balance Fee

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally could be subject to a $20 annual fee. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Funds reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares or for other reasons.

For shares held directly with the Funds’ Transfer Agent, this fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your multiple accounts you may have with the Funds, or setting up a Systematic Investment Plan that invests at least monthly. For more information, contact the Transfer Agent or your financial intermediary. The Transfer Agent’s contact information (toll-free number and mailing addresses) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

For shares purchased and held for your benefit through a financial intermediary, this fee could be assessed through the automatic sale of Fund shares in your account if instructed by the Fund and the transaction can be operationally administered by the intermediary.

Exceptions to the Small Account Policy (Accounts Below Minimum Account Balance) and Minimum Balance Fee

The automatic sale of Fund shares in accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class Adv, Class Inst2, Class Inst3 and Class R shares; shareholders holding their shares through financial intermediary networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under the applicable minimum account balance does not apply to individual retirement plans.

Small Account Policy — Financial Intermediary Networked and Wrap Fee Accounts

The Funds may automatically redeem, at any time, financial intermediary networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

For shares purchased and held for your benefit through a financial intermediary, the Funds may instruct the intermediary to automatically sell your Fund shares if the transaction can be operationally administered by the intermediary.

Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with financial intermediaries, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, financial intermediaries are required, upon request, to: (i) provide shareholder account and transaction information; and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures.

Excessive Trading Practices Policy

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any purchase or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its sole discretion restrict or reject a purchase or exchange order even if the transaction is not subject to the specific limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to purchase or exchange transactions communicated directly to the Transfer Agent and to those received by financial intermediaries.

Specific Buying and Exchanging Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future purchase orders, including exchange purchase orders, involving any Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its sole discretion, reject future purchase orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies in a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its sole discretion, reinstate trading privileges that have been revoked under the Fund’s Excessive Trading Policies and Procedures.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell or exchange orders through financial intermediaries, and cannot always know of or reasonably detect excessive trading that may be facilitated by financial intermediaries or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain financial intermediaries such as broker-dealers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients’ transactions and accounts, and in these circumstances, the identities of the financial intermediary clients that beneficially own Fund shares are often not known to the Fund.

Some financial intermediaries apply their own restrictions or policies to their clients’ transactions and accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments do not work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded securities and other debt instruments that are rated below investment grade (commonly called “high-yield” or “junk” bonds), equity securities of small-capitalization companies, floating rate loans, or tax-exempt or other securities that may trade infrequently, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities as of the Fund’s valuation time. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest only, or significantly, in highly liquid securities, in part because the Fund may have difficulty selling these particular investments at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by non-redeeming shareholders.

Opening an Account and Placing Orders

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell or exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your financial intermediary. As described below, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are generally available directly and through broker-dealers, banks and other financial intermediaries or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by financial intermediaries. You may buy, sell, or exchange shares through your financial intermediary. If you maintain your account directly with your financial intermediary, you must contact that agent to process your transaction.

Not all financial intermediaries offer the Funds (or all classes of Fund shares) and certain financial intermediaries that offer the Funds may not offer all Funds on all investment platforms or programs. Please consult with your financial intermediary to determine the availability of the Funds. If you set up an account at a financial intermediary that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current financial intermediary or find another financial intermediary with a selling agreement.

Financial intermediaries that offer the Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. An investor transacting in a class of Fund shares without any front-end sales charge, CDSC, or other asset-based fee for sales or distribution, such as a Rule 12b-1 fee, may be required to pay a commission to the financial intermediary for effecting such transactions. The Funds are offered in a number of different share classes that have different fees and expenses and other features. Some differences in the policies of different financial intermediaries may include different minimum investment amounts, exchange privileges, Fund/class choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial intermediaries through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial intermediary through which you purchased or at which you maintain your shares of the Fund to make changes to your account, to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of any financial intermediary to carry out its obligations to its customers.

The Fund may engage financial intermediaries to receive purchase, exchange and sell orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice.

Direct-At-Fund Accounts (Accounts Established Directly with the Fund)

You can hold Fund shares through an account established and held through the financial intermediary through which you purchased Fund shares or you or your financial intermediary may establish an account directly with the Fund, in which case you will receive Fund account transaction confirmations and statements from the Transfer Agent, and not your financial intermediary (Direct-at-Fund Accounts).

To open a Direct-at-Fund Account, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the Transfer Agent. Account applications may be obtained at columbiathreadneedleus.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

Mail your check and completed application to the Transfer Agent at its regular or express mail address that can be found at the beginning of the section Choosing a Share Class. You may also use these addresses to request an exchange or redemption of Fund shares. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives your transaction request in “good form” at its transaction processing center (i.e., the Fund’s express mail address), not the P.O. Box provided for regular mail delivery.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

Written Transactions — Direct-at-Fund Accounts

If you have a Direct-at-Fund Account, you can communicate written buy, sell or exchange orders to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives your transaction request in “good form” at its transaction processing center (i.e., the Fund’s express mail address), not the P.O. Box provided for regular mail delivery.

Include in your transaction request letter: your name; the name of the Fund(s); your account number; the class of shares to be purchased, exchanged or sold; your SSN or other TIN; the dollar amount or number of shares you want to purchase, exchange or sell; specific instructions regarding delivery of any redemption proceeds or exchange destination (i.e., the Fund/class to be exchanged into); signature(s) of all registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

Telephone Transactions — Direct-at-Fund Accounts

For Class A, Class C, Class Inst, Class Inst3 and Class R shares, if you have a Direct-at-Fund Account, you may place orders to buy, sell or exchange shares by telephone through the Transfer Agent. To place orders by telephone, call 800.422.3737. Have your account number and SSN or TIN available when calling.

You can sell Fund shares via telephone and receive redemption proceeds: by electronic funds transfer via ACH, by wire, or by check to the address of record, subject to a maximum of $100,000 of shares per day, per Fund account. You can buy Fund shares via telephone by electronic funds transfer via ACH from your bank account up to a maximum of $100,000 of shares per day, per Fund account, or by wire from your bank account without a maximum. See below for more information regarding wire and electronic fund transfer transactions. Certain restrictions apply, so please call the Transfer Agent at 800.422.3737 for this and other information in advance of any need to transact via telephone.

Telephone orders may not be as secure as written orders. The Fund will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions — Direct-at-Fund Accounts

For Class A, Class C, Class Inst, Class Inst3 and Class R shares, if you have a Direct-at-Fund Account, you may be able to place orders to buy, sell, or exchange shares online. Contact the Transfer Agent at 800.345.6611 for more information on certain account trading restrictions and the special sign-up procedures required for online transactions. You can also go to columbiathreadneedleus.com/investor/ to sign up for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you send through the internet. You will be required to accept the terms of an online agreement and to establish an online account and utilize a password in order to access online account services. You can sell a maximum of $100,000 of shares per day, per Fund account through your online account if you qualify for internet orders. Wire transactions are not permitted online.

Wire Transactions — Direct-at-Fund Accounts

If you hold a Direct-at-Fund Account, you may purchase or redeem Class A, Class C, Class Inst, Class Inst3 and Class R shares of a Fund by wiring money from (or to) your bank account to (or from) your Fund account. You must set up this feature prior to your request unless you are submitting your request in writing, which may require a Medallion Signature Guarantee. Please contact the Transfer Agent by calling 800.422.3737 to obtain the necessary forms and requirements. The Transfer Agent charges a fee for shares sold by wire. The Transfer Agent may waive the fee for certain accounts. In the case of a redemption, the receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500. When selling Fund shares via a telephone request, the maximum amount that can be redeemed via wire transfer is $100,000 per day, per Fund account. Wire transactions are not permitted online.

Electronic Funds Transfer via ACH — Direct-at-Fund Accounts

If you hold a Direct-at-Fund Account, you may purchase or redeem Class A, Class C, Class Inst, Class Inst3 and Class R shares of a Fund by electronically transferring money via Automated Clearing House (ACH) from

(or to) your bank account to (or from) your Fund account subject to a maximum of $100,000 of shares per day, per Fund account. You must set up this feature prior to your request, unless you are submitting your request in writing, which may require a Medallion Signature Guarantee. Please contact the Transfer Agent by calling 800.422.3737 to obtain the necessary forms and requirements. Your bank may take up to three business days to post an electronic funds transfer to (or from) your Fund account.

Buying Shares

Eligible Investors

Class A Shares

Class A shares are available to the general public for investment.

Class Adv Shares

Class Adv shares are available only to (i) omnibus retirement plans, including self-directed brokerage accounts within omnibus retirement plans that clear through institutional no transaction fee (NTF) platforms, (ii) trust companies or similar institutions, (iii) broker-dealers, banks, trust companies and similar institutions that clear Fund share transactions for their client or customer investment advisory or similar accounts through designated financial intermediaries and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class Adv eligibility apart from selling, servicing or similar agreements, (iv) 501(c)(3) charitable organizations, (v) 529 plans, (vi) health savings accounts, (vii) investors participating in a fee-based advisory program sponsored by a financial intermediary or other entity that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent, and (viii) commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Adv shares within such platform.

Class C Shares

Class C shares are available to the general public for investment.

Class Inst Shares

Class Inst shares are available only to the categories of eligible investors described below under Class Inst Shares Minimum Initial Investments. Financial intermediaries that clear Fund share transactions through designated financial intermediaries and their mutual fund trading platforms that were given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Inst shares and omnibus retirement plans are not permitted to establish new Class Inst accounts, subject to certain exceptions described below.

Omnibus retirement plans that opened and, subject to certain exceptions, funded a Class Inst account with the Fund as of the close of business on March 28, 2013 and have continuously held Class Inst shares in such account after such date (each, a grandfathered plan), may generally continue to make additional purchases of Class Inst shares, open new Class Inst accounts and add new participants. In addition, an omnibus retirement plan affiliated with a grandfathered plan may, in the sole discretion of the Distributor, open new Class Inst accounts in a Fund if the affiliated plan opened a Class Inst account on or before March 28, 2013. If an omnibus retirement plan invested in Class Inst shares changes recordkeepers after March 28, 2013, any new accounts established for that plan may not be established in Class Inst shares, but such a plan may establish new accounts in a different share class for which the plan is eligible.

Accounts of financial intermediaries (other than omnibus retirement plans, which are discussed above) that clear Fund share transactions for their client or customer accounts through designated financial intermediaries and their mutual fund trading platforms that received specific written notice from the Transfer Agent of the termination, effective March 29, 2013, of their eligibility for new purchases of Class Inst shares will not be permitted to establish new Class Inst accounts or make additional purchases of Class Inst shares (other than through reinvestment of distributions). Any such account may, at its holder’s option, exchange Class Inst shares of a Fund, without the payment of a sales charge, for Class A shares of the same Fund.

Class Inst2 Shares

Class Inst2 shares are available only to (i) certain registered investment advisers and family offices that clear Fund share transactions for their client or customer accounts through designated financial intermediaries and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class Inst2 eligibility apart from selling, servicing or similar agreements; (ii) omnibus retirement plans; and (iii) institutional investors that are clients of the Columbia Threadneedle Global Institutional Distribution Team that invest in Class Inst2 shares for their own account through platforms approved by the Distributor or an affiliate thereof to offer and/or service Class Inst2 shares within such platform. Prior to November 8, 2012, Class Inst2 shares were closed to new investors and new accounts, subject to certain exceptions. Existing shareholders who do not satisfy the new eligibility requirements for investment in Class Inst2 may not establish new Class Inst2 accounts but may continue to make additional purchases of Class Inst2 shares in accounts opened and funded prior to November 8, 2012; provided, however, that investment advisory programs and similar programs that opened a Class Inst2 account as of May 1, 2010, and continuously hold Class Inst2 shares in such account after such date, may generally not only continue to make additional purchases of Class Inst2 shares but also open new Class Inst2 accounts for such pre-existing programs and add new shareholders in the program.

Class Inst3 Shares

Class Inst3 shares are available to: (i) group retirement plans that maintain plan-level or omnibus accounts with the Fund (through the Transfer Agent); (ii) institutional investors that are clients of the Columbia Threadneedle Global Institutional Distribution Team that invest in Class Inst3 shares for their own account through platforms approved by the Distributor or an affiliate thereof to offer and/or service Class Inst3 shares within such platform; (iii) collective trust funds; (iv) affiliated or unaffiliated mutual funds (e.g., funds operating as funds-of-funds); (v) fee-based platforms of financial intermediaries (or the clearing intermediary that they trade through) that have an agreement with the Distributor or an affiliate thereof that specifically authorizes the financial intermediary to offer and/or service Class Inst3 shares within such platform, provided also that Fund shares are held in an omnibus account; (vi) commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst3 shares within such platform and that Fund shares are held in an omnibus account; and (vii) bank trust departments, subject to an agreement with the Distributor that specifically authorizes offering Class Inst3 shares and provided that Fund shares are held in an omnibus account. In each case above where noted that Fund shares are required to be held in an omnibus account, the Distributor may, in its discretion, determine to waive this requirement.

Class R Shares

Class R shares are available only to eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, eligible retirement plans and, in the sole discretion of the Distributor, other types of retirement accounts held through platforms maintained by financial intermediaries approved by the Distributor. Eligible retirement plans include any retirement plan other than individual 403(b) plans. Class R shares are generally not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Additional Eligible Investors

In addition, the Distributor, in its sole discretion, may accept investments in any share class from investors other than those listed in this prospectus, and may also waive certain eligibility requirements for operational and other reasons, including but not limited to any requirement to maintain Fund shares in networked or omnibus accounts.

Minimum Initial Investments

The table below shows the Fund’s minimum initial investment requirements, which may vary by class and type of account.

The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.

Minimum Initial Investments

	Minimum Initial Investment(a)		Minimum Initial Investment for Accounts with Systematic Investment Plans

For all classes and account types except those listed below	$2,000		$100

Individual Retirement Accounts for all classes except those listed below	$1,000		$100

Group retirement plans	None		N/A

Class Adv and Class Inst	$0, $1,000 or $2,000	(b)	$100	(b)

Class Inst2 and Class R	None		N/A

Class Inst3	$0, $1,000, $2,000 or $1 million	(c)	$100	(c)

(a)

If your Class A, Class Adv, Class C, Class Inst or Class Inst3 shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a monthly Systematic Investment Plan. If you do not do so, your account will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance. See Buying, Selling and Exchanging Shares – Transaction Rules and Policies above. There is no minimum initial investment in Class A shares for accounts held in an omnibus account on a mutual fund only platform offered through your financial intermediary.

(b)

The minimum initial investment in Class Adv shares is $2,000 ($1,000 for IRAs; $100 for systematic investment plan accounts) for commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customers, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Adv shares within such platform; for all other eligible Class Adv share investors (see Buying Shares – Eligible Investors – Class Adv Shares above), there is no minimum initial investment. The minimum initial investment amount for Class Inst shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. See – Class Inst Shares Minimum Initial Investments below. The minimum initial investment amount for systematic investment plan accounts is the same as the amount set forth in the first two rows of the table, as applicable.

(c)

There is no minimum initial investment in Class Inst3 shares for: group retirement plans that maintain plan-level or omnibus accounts with the Fund; collective trust funds; affiliated or unaffiliated mutual funds (e.g., funds operating as funds-of-funds); fee-based platforms of financial intermediaries (or the clearing intermediary that they trade through) that have an agreement with the Distributor or an affiliate thereof that specifically authorizes the financial intermediary to offer and/or service Class Inst3 shares within such platform and

Fund shares are held in an omnibus account; and bank trust departments, subject to an agreement with the Distributor that specifically authorizes offering Class Inst3 shares and provided that Fund shares are held in an omnibus account. The minimum initial investment in Class Inst3 shares is $2,000 ($1,000 for IRAs; $100 for systematic investment plan accounts) for commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst3 shares within such platform and Fund shares are held in an omnibus account. The minimum initial investment in Class Inst3 shares is $1 million, unless waived in the discretion of the Distributor, for the following investors: institutional investors that are clients of the Columbia Threadneedle Global Institutional Distribution Team that invest in Class Inst3 shares for their own account through platforms approved by the Distributor or an affiliate thereof to offer and/or service Class Inst3 shares within such platform. The Distributor may, in its discretion, waive the $1 million minimum initial investment required for these Class Inst3 investors. In each case above where noted that Fund shares are required to be held in an omnibus account, the Distributor may, in its discretion, determine to waive this requirement.

Additional Information about Minimum Initial Investments

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, or for accounts held in approved discretionary or non-discretionary wrap programs. The Distributor, in its sole discretion, may also waive minimum initial investment requirements for other account types.

Minimum investment and related requirements may be modified at any time, with or without prior notice. If your account is closed and then re-opened with a systematic investment plan, your account must meet the then-current applicable minimum initial investment.

Class Inst Shares Minimum Initial Investments

There is no minimum initial investment in Class Inst shares for the following categories of eligible investors:

•	Any health savings account sponsored by a third party platform.

•

Any investor participating in an account sponsored by a financial intermediary or other entity (that provides services to the account) that is paid a fee-based advisory fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•	Any commissionable brokerage account, if a financial intermediary has received a written approval from the Distributor to waive the minimum initial investment in Class Inst shares.

The minimum initial investment in Class Inst shares for the following categories of eligible investors is $1,000:

•

Individual retirement accounts (IRAs) on commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst shares within such platform.

•

Any current employee of Columbia Management Investment Advisers LLC, the Distributor or the Transfer Agent and immediate family members of any of the foregoing who share the same address are eligible to invest in Class Inst shares through an individual retirement account (IRA). If you maintain your account with a financial intermediary, you must contact that financial intermediary each time you seek to purchase shares to notify them that you qualify for Class Inst shares. If Class Inst shares are not available at your financial intermediary, you may consider opening a Direct-at-Fund Account. It is your obligation to advise your financial intermediary or (in the case of Direct-at-Fund Accounts) the Transfer Agent that you qualify for Class Inst shares; be prepared to provide proof thereof.

The minimum initial investment in Class Inst shares for the following categories of eligible investors is $2,000:

•

Investors (except investors in individual retirement accounts (IRAs)) who purchase Fund shares through commissionable brokerage platforms where the financial intermediary holds the shares in an omnibus account and, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst shares within such platform.

•

Any current employee of Columbia Management Investment Advisers LLC, the Distributor or the Transfer Agent and immediate family members of any of the foregoing who share the same address are eligible to invest in Class Inst shares (other than individual retirement accounts (IRAs), for which the minimum initial investment is $1,000). If you maintain your account with a financial intermediary, you must contact that financial intermediary each time you seek to purchase shares to notify them that you qualify for Class Inst shares. If Class Inst shares are not available at your financial intermediary, you may consider opening a Direct-at-Fund Account. It is your obligation to advise your financial intermediary or (in the case of Direct-at-Fund Accounts) the Transfer Agent that you qualify for Class Inst shares; be prepared to provide proof thereof.

•

Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

•	Bank trust departments that assess their clients an asset-based fee.

•	Certain other investors as set forth in more detail in the Fund’s SAI.

Systematic Investment Plan

The Systematic Investment Plan allows you to schedule regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semiannual basis. Contact the Transfer Agent or your financial intermediary to set up the plan. Systematic Investment Plans may not be available for all share classes. With the exception of Columbia Government Money Market Fund, the Systematic Investment Plan is confirmed on your quarterly account statement.

Dividend Diversification

Generally, you may automatically invest Fund distributions into the same class of shares (and in some cases certain other classes of shares) of another Fund without paying any applicable front-end sales charge. Call the Transfer Agent at 800.345.6611 for details. The ability to invest distributions from one Fund to another Fund may not be available to accounts held at all financial intermediaries.

Other Purchase Rules You Should Know

•

Once the Transfer Agent or your financial intermediary receives your purchase order in “good form,” your purchase will be made at the Fund’s next calculated public offering price per share, which is the NAV per share plus any sales charge that applies (i.e., the trade date).

•	Once the Fund receives your purchase request in “good form,” you cannot cancel it after the market closes.

•	You generally buy Class A shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

•	You buy Class Adv, Class C, Class Inst, Class Inst2, Class Inst3 and Class R shares at NAV per share because no front-end sales charge applies to purchases of these share classes.

•

The Distributor and the Transfer Agent reserve the right to your order request if the Fund does not receive payment within two business days of receiving your purchase order request. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Financial intermediaries are responsible for sending your purchase orders to the Transfer Agent and ensuring that the Fund receives your money on time.

•	Shares purchased are recorded on the books of the Fund. The Fund does not issue certificates.

Please also read Appendix A to this Section C and contact your financial intermediary for more information regarding any reductions and/or waivers described therein.

Selling Shares

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in “good form,” (i.e., the trade date) minus any applicable CDSC.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan allows you to schedule regular redemptions from your account any business day on a monthly, quarterly or semiannual basis. Currently, Systematic Withdrawal Plans are generally available for Class A, Class Adv, Class C, Class Inst, Class Inst2 and Class Inst3 share accounts. Contact the Transfer Agent or your financial intermediary to set up the plan. To set up the plan, your account balance must meet the class minimum initial investment amount. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. Note that a Medallion Signature Guarantee may be required if this service is established after your Fund account is opened.

You can choose to receive your withdrawals via check or direct deposit into your bank account. The Fund will deduct any applicable CDSC from the withdrawals before sending redemption proceeds to you. You can cancel the plan by giving the Fund 30 days’ notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually withdraw your entire investment.

Satisfying Fund Redemption Requests

When you sell your Fund shares, the Fund is effectively buying them back from you. This is called a redemption. Except as noted below with respect to newly purchased shares, the Fund typically expects to send you payment for your shares within two business days after your trade date for all methods of payment. The Fund can suspend redemptions and/or delay payment of redemption proceeds for up to seven days. The Fund can also suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the NYSE is closed or trading thereon is restricted or during emergency or other circumstances, including as determined by the SEC.

The Fund typically seeks to satisfy redemption requests from cash or cash equivalents held by the Fund, from the proceeds of orders to purchase Fund shares or from the proceeds of sales of Fund holdings effected in the normal course of managing the Fund. However, the Fund may have to sell Fund holdings, including in down markets, to meet heavier than usual redemption requests. For example, under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Fund’s investments, the Fund may be more likely to be forced to sell Fund holdings to meet redemptions than under normal market circumstances. In these situations, the Fund’s portfolio managers may have to sell Fund holdings that would not otherwise be sold because, among other reasons, the current price to be received is less than the value of the holdings perceived by the Fund’s portfolio managers. The Fund may also, under certain circumstances (but more likely under stressed or abnormal market conditions or circumstances), borrow money under a credit facility to which the Fund and certain other Columbia Funds are parties or from other Columbia Funds under an inter fund lending program (except for closed-end funds and money market funds, which are not eligible to borrow under the program). The Fund and the other Columbia Funds are limited as to the amount that each may individually and collectively borrow under the credit facility and the inter fund lending program. As a result, borrowings available to the Fund under the credit facility and the inter fund lending program might be insufficient, alone or in combination with the other strategies described herein, to satisfy Fund redemption requests. Please see About Fund Investments – Borrowings – Inter fund Lending in the Fund’s SAI for more information about the credit facility and inter fund lending program. The Fund is also limited in the total amount it may borrow. The Fund may only borrow to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any exemptive relief available to the Fund, which currently limit Fund borrowings to 33 1/3% of total assets (including any amounts borrowed) less liabilities (other than borrowings), plus an additional 5% of its total assets for temporary purposes (to be repaid within 60 days without extension or renewal), in each case determined at the time the borrowing is made.

In addition, the Fund reserves the right to honor redemption orders in whole or in part with in-kind distributions of Fund portfolio securities instead of cash. Such in-kind distributions typically represent a pro-rata portion of Fund portfolio assets subject to adjustments (e.g., for non-transferable securities, round lots, and derivatives). In the event the Fund distributes portfolio securities in kind, you may incur brokerage and other transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value after they are distributed but before you convert them into cash. For U.S. federal income tax purposes, redemptions paid in securities are generally treated the same as redemptions paid in cash. If, during any 90-day period, you redeem shares in an amount greater than $250,000 or 1% of the Fund’s net assets (whichever is less), and if the Investment Manager determines it to be feasible and appropriate, the Fund may pay the redemption amount above such threshold by an in-kind distribution of Fund portfolio securities.

While the Fund is not required (and may refuse in its discretion) to pay a redemption with an in-kind distribution of Fund portfolio securities and reserves the right to pay the redemption proceeds in cash, if you wish to request an in-kind redemption, please call the Transfer Agent at 800.345.6611. As a result of the operational steps needed to coordinate with the redeeming shareholder’s custodian, in-kind redemptions typically take several weeks to complete after a redemption request is received. The Fund and the redeeming shareholder will typically agree upon a redemption date. Since the Fund’s NAV may fluctuate during this time, the Fund’s NAV may be lower on the agreed- upon redemption date than on an earlier date on which the investment could have been redeemed for cash.

Redemption of Newly Purchased Shares

You may not redeem shares for which the Fund has not yet received payment. Shares purchased by check or electronically by ACH when the purchase payment is not guaranteed will be considered in “good form” for redemption only after they have been held in your account for 6 calendar days after the trade date of the purchase (Collected Shares). If you request a redemption for an amount that, based on the NAV next calculated after your redemption request is received, includes any shares that are not yet Collected Shares, the Fund will only process the redemption up to the amount of the value of Collected Shares available in your account. You must submit a new redemption request if you wish to redeem those shares that were not yet Collected Shares at the time the original redemption request was received by the Fund.

Other Redemption Rules You Should Know

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Once the Transfer Agent or your financial intermediary receives your redemption order in “good form,” your shares will be sold at the Fund’s next calculated NAV per share (i.e., the trade date). Any applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•	Once the Fund receives your redemption request in “good form,” you cannot cancel it after the market closes.

•

If you sell your shares that are held in a Direct-at-Fund Account, we will normally send the redemption proceeds by mail or electronically transfer them to your bank account the next business day after the trade date. Note that your bank may take up to three business days to post an electronic funds transfer from your account.

•	If you sell your shares through a financial intermediary, the Funds will normally send the redemption proceeds to your financial intermediary within two business days after the trade date.

•	No interest will be paid on uncashed redemption checks.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•

For broker-dealer and wrap fee accounts: The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement. The Fund will notify your broker-dealer prior to redeeming shares, and will provide details on how to avoid such redemption.

•	Also keep in mind the Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

Exchanging Shares

You can generally sell shares of your Fund to buy shares of another Fund (subject to eligibility requirements), in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. Although the Funds allow certain exchanges from one share class to another share class with higher expenses, you should consider the expenses of each class before making such an exchange. Please see Same-Fund Exchange Privilege below for more information.

You will be subject to a sales charge if, in a Direct-at-Fund Account, you exchange shares that have not previously paid a sales charge, into a Columbia Fund that does assess a sales charge. If you hold your Fund shares through certain financial intermediaries, you may have limited exchangeability among the Funds. Please contact your financial intermediary for more information.

Systematic Exchanges

You may buy Class A, Class C, Class Inst and Class Inst3 shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e., tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your financial intermediary to set up the plan.

Exchanges will continue as long as your balance in the Fund you are exchanging shares from is sufficient to complete the systematic monthly exchange, subject to the Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Transfer Agent at 800.345.6611.

Other Exchange Rules You Should Know

•	Exchanges are made at the NAV next calculated (plus any applicable sales charge) after your exchange order is received in “good form” (i.e., the trade date).

•	Once the Fund receives your exchange request in “good form,” you cannot cancel it after the market closes.

•

The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

•	Shares of the purchased Fund may not be used on the same day for another exchange or sale.

•

If you exchange shares from Class A shares of Columbia Government Money Market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of Columbia Government Money Market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of Columbia Government Money Market Fund or Class A shares of any other Fund.

•

A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time you purchased such shares. If you invest through a Direct-at-Fund Account or any Columbia Fund that does not impose a front-end sales charge and then you exchange into a Fund that does assess a sales charge, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C shares of the Columbia Funds.

•

If you purchased Class A shares of a Columbia Fund that imposes a front-end sales charge (and you paid any applicable sales charge) and you then exchange those shares into a Columbia Fund that does not impose a front-end sales charge, you may exchange that amount to Class A of another Fund in the future, including dividends earned on that amount, without paying a sales charge.

•

If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. Any applicable CDSC charged will be the CDSC of the original Fund.

•	You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your financial intermediary for more information.

•	You generally may make an exchange only into a Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.

•	Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

•

Class Inst shares of a Fund may be exchanged for Class A or Class Inst shares of another Fund. In certain circumstances, the front-end sales charge applicable to Class A shares may be waived on exchanges of Class Inst shares for Class A shares. See Buying, Selling and Exchanging Shares – Buying Shares – Eligible Investors – Class Inst Shares for details.

Same-Fund Exchange Privilege

Shareholders may be eligible to invest in other classes of shares of the same Fund, and may exchange their current shares for another share class if deemed eligible and offered by the Fund. Such same-Fund exchanges could include an exchange of one class for another with higher expenses. Before making such an exchange, you should consider the expenses of each class. Shareholders should contact their financial intermediaries to learn more about the details of the same-Fund exchange privilege. Exchanges out of Class A and Class C shares will be subject to any applicable CDSC. Financial intermediaries that have a customized arrangement with regard to CDSCs are detailed in Appendix A.

Exchanges out of Class C shares to another share class of the same Fund are not permissible on Direct-at-Fund Accounts. Exchanges out of Class C shares to another share class of the same Fund within commissionable brokerage accounts are permitted only (1) by shareholders moving from a commissionable brokerage account to a fee-based advisory program or (2) when the exchange is part of a share class conversion (or a similar multiple shareholder transaction event) instituted by a financial intermediary and such conversion or similar type event is preapproved by the Distributor.

Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon a same-Fund exchange. You should consult your tax advisor about your particular exchanges.

DISTRIBUTIONS AND TAXES

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is generally unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than its adjusted cost basis, and will generally realize a capital loss if it sells that investment for a lower price than its adjusted cost basis. Capital gains and losses are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term) or more than one year (long-term).

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains. Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money (or be exposed to additional losses, if the fund earns a negative return). Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short- term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	Quarterly

Distributions	Quarterly

The Fund may declare or pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the NAV per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the financial intermediary through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund (through the Transfer Agent), distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” before you invest check the Fund’s distribution schedule, which is available at the Funds’ website and/or by calling the Funds’ telephone number listed at the beginning of the section entitled Choosing a Share Class.

Taxes

You should be aware of the following considerations applicable to the Fund:

•

The Fund intends to qualify and to be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify for treatment as a regulated investment company would result in Fund-level taxation, and consequently, a reduction in income available for distribution to you and in the NAV of your shares. Even if the Fund qualifies for treatment as a regulated investment company, the Fund may be subject to federal excise tax on certain undistributed income or gains.

•

Otherwise taxable distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares. Dividends paid in January are deemed paid on December 31 of the prior year if the dividend was declared and payable to shareholders of record in October, November, or December of such prior year.

•

Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•

From time to time, a distribution from the Fund could constitute a return of capital. A return of capital is a return of an amount of your original investment and is not a distribution of income or capital gain from the Fund. Therefore, a return of capital is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.

•

If you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at the lower net long-term capital gain rates instead of the higher ordinary income rates. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends.

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Certain high-income individuals (as well as estates and trusts) are subject to a 3.8% tax on net investment income. For individuals, the 3.8% tax applies to the lesser of (1) the amount (if any) by which the taxpayer’s modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer’s “net investment income.” Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by the Fund, and net gains recognized on the sale, redemption or exchange of shares of the Fund.

•

Certain derivative instruments when held in the Fund’s portfolio subject the Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, or convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

•

Generally, a Fund realizes a capital gain or loss on an option when the option expires, or when it is exercised, sold or otherwise terminated. However, if an option is a “section 1256 contract,” which includes most traded options on a broad-based index, and the Fund holds such option at the end of its taxable year, the Fund is deemed to sell such option at fair market value at such time and recognize any gain or loss thereon, which is generally deemed to be 60% long-term and 40% short-term capital gain or loss, as described further in the Fund’s SAI.

•

Income and proceeds received by the Fund from sources within foreign countries may be subject to foreign taxes. If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income for U.S. federal income tax purposes your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. You may be able to claim a foreign tax credit or deduction in respect of this amount, subject to certain limitations. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so.

•

A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and your adjusted tax basis in the shares, which is generally the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.

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For sales, redemptions and exchanges of shares that were acquired in a non-qualified account after 2011, the Fund generally is required to report to shareholders and the Internal Revenue Service (IRS) cost basis information with respect to those shares. The Fund uses average cost basis as its default method of calculating cost basis. For more information regarding average cost basis reporting, other available cost basis methods, and selecting or changing to a different cost basis method, please see the Fund’s SAI, columbiathreadneedleus.com, or contact the Fund at 800.345.6611. If you hold Fund shares through a financial intermediary (e.g., a brokerage firm), you should contact your financial intermediary to learn about its cost basis reporting default method and the reporting elections available to your account.

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The Fund is required by federal law to withhold tax on any taxable or tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you have not provided a correct TIN or have not certified to the Fund that withholding does not apply, the IRS has notified us that the TIN listed on your account is incorrect according to its records, or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDamentals
Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the Fund’s SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

APPENDIX A TO SECTION C

As noted in the Choosing a Share Class section of the prospectus, the sales charge reductions and waivers available to investors who purchase and hold their Fund shares through different financial intermediaries may vary. This Appendix A describes financial intermediary-specific reductions and/or waiver policies applicable to Fund shares purchased and held through the particular financial intermediary. A reduction and/or waiver that is specific to a particular financial intermediary is not available to Direct-at-Fund Accounts or through another financial intermediary. These reductions and/or waivers may apply to purchases, sales, and exchanges of Fund shares. A shareholder transacting in Fund shares through a financial intermediary identified below should carefully read the terms and conditions of the reductions and/or waivers. Please consult your financial intermediary with respect to any sales charge reduction/waiver described below.

The financial intermediary-specific information below may be provided by, or compiled from or based on information provided by, the financial intermediaries noted. While the Funds, the Investment Manager and the Distributor do not establish these financial intermediary-specific policies, our representatives are available to answer questions about these financial intermediary-specific policies and can direct you to the financial intermediary if you need help understanding them.

Ameriprise Financial Services, LLC (Ameriprise Financial Services)

The following information has been provided by Ameriprise Financial Services:

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial Services:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial Services:

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial Services platform or account will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or SAI:

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial Services investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).

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Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial Services’ platform (if an Advisory or similar share class for such investment advisory program is not available).

•	Shares purchased through reinvestment of dividends and capital gain distributions when purchasing shares of the same Fund (but not any other fund within the Columbia Funds).

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial Services or its affiliates and their immediate family members.

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant

(mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

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Shares purchased from the proceeds of redemptions within the Columbia Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., rights of reinstatement).

Edward D. Jones & Co., L.P. (Edward Jones)

The following information has been provided by Edward Jones:

Effective on or after April 17, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the mutual fund prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Columbia Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance..

Breakpoints

Rights of Accumulation (ROA)

•

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Columbia Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible Columbia Fund assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

•	ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

•

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible Columbia Fund assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

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Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

•	Shares purchased in an Edward Jones fee-based program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

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Shares purchased from the proceeds of redeemed shares of Columbia Funds so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

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Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

•	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charge (CDSC) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•	The death or disability of the shareholder

•	Systematic withdrawals with up to 10% per year of the account value

•	Return of excess contributions from an Individual Retirement Account (IRA)

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Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

•	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones

•	Shares exchanged in an Edward Jones fee-based program

•	Shares acquired through NAV reinstatement

Other Important Information

Minimum Purchase Amounts

•	$250 initial purchase minimum

•	$50 subsequent purchase minimum

Minimum Balances

Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

•	A fee-based account held on an Edward Jones platform

•	A 529 account held on an Edward Jones platform

•	An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes

At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

Janney Montgomery Scott LLC (Janney)

The following information has been provided by Janney:

Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other Columbia Fund).

•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

•

Shares purchased from the proceeds of redemptions from another Columbia Fund, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Shares acquired through a right of reinstatement.

•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.

•	Shares purchased in connection with a return of excess contributions from an IRA account.

•

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

•	Shares acquired through a right of reinstatement.

•	Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in the Fund’s prospectus.

•

Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of Columbia Fund assets held by accounts within the purchaser’s household at Janney. Eligible Columbia Fund assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

•

Letters of intent which allow for breakpoint discounts based on anticipated purchases within the Columbia Funds, over a 13-month time period. Eligible Columbia Fund assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Merrill Lynch Pierce, Fenner & Smith Incorporated (Merrill Lynch)

The following information has been provided by Merrill Lynch:

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or SAI:

Front-End Load Discounts Available at Merrill Lynch:

•	Merrill Lynch makes available breakpoint discounts on shares of the Fund through:

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of Columbia Fund assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible Columbia Fund assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Breakpoints as described in this prospectus.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases of Columbia Funds, through Merrill Lynch, over a 13-month period of time (if applicable).

Front-End Sales Load Waivers on Class A Shares Available at Merrill Lynch:

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

•

Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other Columbia Fund)

•	Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

•

Eligible shares purchased from the proceeds of redemptions from another Columbia Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on Class A and C Shares Available at Merrill Lynch:

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and Class C shares only)

•

Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Morgan Stanley Smith Barney, LLC (Morgan Stanley Wealth Management)

The following information has been provided by Morgan Stanley Wealth Management:

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Fund’s prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management:

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged for Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program

•

Shares purchased from the proceeds of redemptions from another Columbia Fund, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (Raymond James)

The following information has been provided by Raymond James:

Intermediary-Defined Sales Charge Waiver Policies:

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (CDSC) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Raymond James:

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares Available at Raymond James:

•	Shares purchased in an investment advisory program.

•	Shares purchased within the Columbia Funds through a systematic reinvestment of capital gains and dividend distributions.

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the Columbia Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and Class C Shares Available at Raymond James:

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.

•	Return of excess contributions from an IRA Account.

•

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation and/or Letters of Intent:

•	Breakpoints as described in this prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Columbia Fund assets held by accounts within the purchaser’s household at Raymond James. Eligible Columbia Fund assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•

Letters of intent which allow for breakpoint discounts based on anticipated purchases within the Columbia Funds, over a 13-month time period. Eligible Columbia Fund assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Additional Sales Charge Reductions and/or Waivers Available at Certain Financial Intermediaries

Shareholders purchasing Fund shares through a platform or account of RBC Capital Markets, LLC are eligible for the following sales charge waiver:

Class A Shares Front-End Sales Charge Waiver Available at RBC Capital Markets, LLC:

For employer-sponsored retirement plans held through a commissionable brokerage account, Class A shares are available at NAV (i.e., without a sales charge). For this purpose, employer-sponsored retirement plans include, but are not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

EXHIBIT A — OWNERSHIP OF FUND SHARES AND FINANCIAL HIGHLIGHTS

This section contains the following information about the Acquiring Fund and the Target Funds (all information is shown for the most recently ended fiscal year unless otherwise noted):

Table	Content
A-1	Current and pro forma ownership of shares of each Target Fund and the Acquiring Fund
A-2	Financial highlights of the Acquiring Fund

Table A-1. Ownership of Each Target Fund and Acquiring Fund Shares

As of March 20, 2020 no person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund because it owns, directly or indirectly, of record more than 25% of the outstanding shares of the Fund, by virtue of its fiduciary roles with respect to its clients or otherwise. A control person may be able to facilitate shareholder approval of proposals it favors and to impede shareholder approval of proposals it opposes. In this regard, if a control person owns a sufficient number of a Fund’s outstanding shares, then, for certain shareholder proposals, such control person may be able to approve, or to prevent approval, of such proposals without regard to votes by other Fund shareholders.

Fund	Shareholder Account Registration	Percent of shares held	Percent of shares held following the Reorganization
Columbia Global Infrastructure Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	59.67%	9.13%

Columbia Global Equity Value Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	41.32%	29.29%

The following table provides information on shareholders who owned of record or, to the knowledge of the Fund, beneficially, more than 5% of any class of a Fund’s outstanding shares as of March 20, 2020. As of March 20, 2020, the officers and directors/trustees of each Fund, as a group, owned less than 1% of the outstanding shares of each class of such Fund.

Current Ownership of Fund Shares

Fund	5% Owners	Share Class	Percent of shares held	Percent of shares held following the Reorganization[1]
Columbia Global Energy & Natural Resources Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	60.33%	3.44%
		Class C	32.44%	5.47%
		Class Inst	7.43%	1.77%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTENTION MUTUAL FUND 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst2	12.90%	5.99%
		Class Inst	25.13%	6.58%

Fund	5% Owners	Share Class	Percent of shares held	Percent of shares held following the Reorganization
	HARTFORD LIFE INS. CO. SEPARATE ACCOUNT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	Class R	12.98%	11.19%

	J P MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0003	Class C	13.40%	2.26%

	JOHN HANCOCK LIFE INS CO USA 601 CONGRESS ST ST4 TRADING OPS BOSTON MA 02210-2805	Class Inst2	8.20%	4.18%

	JPMCB NA CUST FOR COLUMBIA GLOBAL STRATEGIC EQUITY PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	72.18%	26.94%

	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class Inst	6.71%	1.60%

	MASSACHUSETTS MUTUAL LIFE INS CO 1295 STATE ST SPRINGFIELD MA 01111-0001	Class Inst3	12.06%	4.50%
		Class R	23.15%	19.96%

	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class Adv	16.65%	8.13%
		Class C	10.34%	1.74%

Fund	5% Owners	Share Class	Percent of shares held	Percent of shares held following the Reorganization
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1901	Class C	5.85%	0.99%

	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class Inst	14.77%	3.52%
		Class Inst2	36.79%	18.77%

	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	77.33%	37.77%
		Class C	8.27%	1.39%

	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	5.01%	0.84%

	STATE STREET CORPORATION FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	Class R	29.48%	25.41%

	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst	5.80%	1.38%

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	12.51%	2.11%
		Class Inst	5.32%	1.27%

Columbia Global Infrastructure Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	83.01%	8.91%
		Class C	59.32%	39.91%
		Class Inst	69.17%	13.95%

Fund	5% Owners	Share Class	Percent of shares held	Percent of shares held following the Reorganization
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Class Inst3	10.57%	6.43%

	JANA MARTIN TTEE FBO AMERICAN INSURANCE TRUST 401K C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	14.56%	0.84%

	JPMCB NA CUST FOR COLUMBIA GLOBAL STRATEGIC EQUITY PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	89.28%	54.27%

	JPMCB NA CUST FOR COLUMBIA GLOBAL STRATEGIC EQUITY PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	89.28%	54.27%

	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class Inst	8.90%	4.11%
		Class C	6.12%	1.80%

	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class R	24.50%	1.42%

	MID ATLANTIC TRUST COMPANY FBO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class R	11.43%	0.66%

	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1901	Class C	6.04%	4.07%

Fund	5% Owners	Share Class	Percent of shares held	Percent of shares held following the Reorganization
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class Adv	17.75%	3.65%
		Class Inst	7.21%	1.45%
		Class Inst2	18.35%	7.71%

	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	75.24%	15.45%
		Class C	5.75%	3.87%
		Class Inst2	7.94%	3.34%
		Class R	27.24%	1.58%

	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	32.68%	13.73%

	VALLEE & CO FBO C/O RELIANCE TRUST COMPANY WI 480 PILGRIM WAY STE 1000 GREEN BAY WI 54304-5280	Class Inst2	35.02%	14.72%

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	10.10%	6.79%

Columbia Global Equity Value Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	46.49%	38.84%
		Class C	30.85%	4.86%
		Class Inst	10.38%	5.79%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	Class Inst	13.45%	7.50%
		Class Inst2	61.76%	4.23%

Fund	5% Owners	Share Class	Percent of shares held	Percent of shares held following the Reorganization
	COMMUNITY BANK NA AS CUST FBO SIMED RETIREMENT PLAN 6 RHOADS DR STE 7 UTICA NY 13502-6317	Class R	51.00%	4.07%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Class Inst3	73.98%	1.43%

	J P MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0003	Class C	6.55%	1.03%
		Class Inst3	4.97%	0.10%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class A	6.95%	5.80%
		Class C	7.54%	1.19%
		Class Inst	12.39%	6.91%

	MG TRUST COMPANY CUST. FBO PEPOSE VISION INSTITUTE PC EMP 717 17TH ST STE 1300 DENVER CO 80202-3304	Class Adv	18.66%	5.02%

	MID ATLANTIC TRUST COMPANY FBO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class R	31.98%	2.55%

Fund	5% Owners	Share Class	Percent of shares held	Percent of shares held following the Reorganization
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A	5.19%	4.34%
		Class Adv	44.61%	12.00%
		Class Inst	4.66%	2.60%

	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	21.56%	5.80%
		Class Inst2	9.84%	0.67%
		Class Inst3	20.77%	0.40%

	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class R	11.63%	0.93%

	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	28.16%	1.93%

	UMB BANK NA TBYRD INC ERIC C BYRD 12652 TOMAHAWK RD PARKER CO 80138-8150	Class C	4.81%	0.76%

	WELLS FARGO BANK FBO 1525 W W T HARRIS BLVD CHARLOTTE NC 28262-8522	Class Adv	10.83%	2.91%

1	Assumes completion of both Reorganizations.

Table A-2. Financial Highlights

The financial highlights tables below are designed to help you understand how the Acquiring Fund has performed for the past five full fiscal years. Certain information reflects financial results for a single Acquiring Fund share. The total return line indicates how much an investment in the Acquiring Fund would have earned each period assuming any dividends and distributions had been reinvested. Total returns do not reflect payment of sales charges, if any.

The information shown below for the Acquiring Fund has been audited by Pricewaterhouse Coopers, LLP, 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402, except that the information shown for the six-month period ended August 31, 2019 is unaudited. The auditor is an independent registered public accounting firm, whose reports, along with the Acquiring Fund’s financial statements, are included in the Acquiring Fund’s annual report to shareholders. The independent registered public accounting firms’ reports and the Acquiring

Fund’s financial statements are also incorporated by reference into the Reorganization SAI. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total return line indicates how much an investment of the Acquiring Fund would have earned or lost each period assuming all dividends and distributions had been reinvested. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods less than one year.

Financial Highlights of Acquiring Fund

The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 8/31/2019 (Unaudited)	$13.00	0.16	(0.17)	(0.01)	(0.13)	(0.48)	(0.61)
Year Ended 2/28/2019	$14.20	0.22	(0.22)	0.00 (e)	(0.17)	(1.03)	(1.20)
Year Ended 2/28/2018	$12.29	0.19	1.96	2.15	(0.24)	—	(0.24)
Year Ended 2/28/2017	$10.48	0.24	1.84	2.08	(0.27)	—	(0.27)
Year Ended 2/29/2016	$13.00	0.18	(2.17)	(1.99)	(0.26)	(0.27)	(0.53)
Year Ended 2/28/2015	$13.78	0.22	0.97	1.19	(0.16)	(1.81)	(1.97)
Advisor Class
Six Months Ended 8/31/2019 (Unaudited)	$13.07	0.17	(0.16)	0.01	(0.15)	(0.48)	(0.63)
Year Ended 2/28/2019	$14.26	0.24	(0.20)	0.04	(0.20)	(1.03)	(1.23)
Year Ended 2/28/2018	$12.35	0.19	1.99	2.18	(0.27)	—	(0.27)
Year Ended 2/28/2017	$10.52	0.26	1.87	2.13	(0.30)	—	(0.30)
Year Ended 2/29/2016	$13.05	0.19	(2.15)	(1.96)	(0.30)	(0.27)	(0.57)
Year Ended 2/28/2015	$13.82	0.26	0.97	1.23	(0.19)	(1.81)	(2.00)
Class C
Six Months Ended 8/31/2019 (Unaudited)	$12.81	0.11	(0.16)	(0.05)	(0.09)	(0.48)	(0.57)
Year Ended 2/28/2019	$14.04	0.16	(0.27)	(0.11)	(0.09)	(1.03)	(1.12)
Year Ended 2/28/2018	$12.16	0.09	1.93	2.02	(0.14)	—	(0.14)
Year Ended 2/28/2017	$10.36	0.15	1.84	1.99	(0.19)	—	(0.19)
Year Ended 2/29/2016	$12.86	0.09	(2.15)	(2.06)	(0.17)	(0.27)	(0.44)
Year Ended 2/28/2015	$13.65	0.12	0.96	1.08	(0.06)	(1.81)	(1.87)

	Net asset value, beginning of period	Net investment income		Net realized and unrealized gain (loss)		Total from investment operations		Distributions from net investment income		Distributions from net realized gains	Total distributions to shareholders
Institutional Class
Six Months Ended 8/31/2019 (Unaudited)	$13.03	0.17		(0.16)		0.01		(0.15)		(0.48)	(0.63)
Year Ended 2/28/2019	$14.22	0.25		(0.21)		0.04		(0.20)		(1.03)	(1.23)
Year Ended 2/28/2018	$12.31	0.22		1.96		2.18		(0.27)		—	(0.27)
Year Ended 2/28/2017	$10.49	0.27		1.85		2.12		(0.30)		—	(0.30)
Year Ended 2/29/2016	$13.02	0.21		(2.17)		(1.96)		(0.30)		(0.27)	(0.57)
Year Ended 2/28/2015	$13.79	0.26		0.97		1.23		(0.19)		(1.81)	(2.00)
Institutional 2 Class
Six Months Ended 8/31/2019 (Unaudited)	$13.00	0.17		(0.16)		0.01		(0.15)		(0.48)	(0.63)
Year Ended 2/28/2019	$14.19	0.25		(0.21)		0.04		(0.20)		(1.03)	(1.23)
Year Ended 2/28/2018	$12.29	0.22		1.96		2.18		(0.28)		—	(0.28)
Year Ended 2/28/2017	$10.47	0.27		1.86		2.13		(0.31)		—	(0.31)
Year Ended 2/29/2016	$13.00	0.20		(2.15)		(1.95)		(0.31)		(0.27)	(0.58)
Year Ended 2/28/2015	$13.78	0.30		0.94		1.24		(0.21)		(1.81)	(2.02)

	Net asset value, end of period	Total return		Total gross expense ratio to average net assets(a)		Total net expense ratio to average net assets(a),(b)		Net investment income ratio to average net assets		Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 8/31/2019 (Unaudited)	$12.38	(0.17%)		1.15	%(c),(d)	1.15	%(c),(d)	2.39	%(c)	15%	$606,592
Year Ended 2/28/2019	$13.00	0.40%		1.15	%(d)	1.15	%(d),(f)	1.62%		33%	$645,363
Year Ended 2/28/2018	$14.20	17.59%		1.15%		1.15	%(f)	1.40%		32%	$710,292
Year Ended 2/28/2017	$12.29	20.08%		1.19%		1.19	%(f)	2.07%		36%	$688,572
Year Ended 2/29/2016	$10.48	(15.81	%)(g)	1.18%		1.18	%(f)	1.48%		143%	$672,100
Year Ended 2/28/2015	$13.00	9.06%		1.17%		1.17	%(f)	1.66%		61%	$894,934
Advisor Class
Six Months Ended 8/31/2019 (Unaudited)	$12.45	(0.04%)		0.90	%(c),(d)	0.90	%(c),(d)	2.62	%(c)	15%	$2,163
Year Ended 2/28/2019	$13.07	0.66%		0.90	%(d)	0.90	%(d),(f)	1.77%		33%	$1,856
Year Ended 2/28/2018	$14.26	17.79%		0.90%		0.90	%(f)	1.36%		32%	$688
Year Ended 2/28/2017	$12.35	20.49%		0.94%		0.94	%(f)	2.21%		36%	$191
Year Ended 2/29/2016	$10.52	(15.61	%)(g)	0.93%		0.93	%(f)	1.56%		143%	$105
Year Ended 2/28/2015	$13.05	9.38%		0.92%		0.92	%(f)	1.93%		61%	$203
Class C
Six Months Ended 8/31/2019 (Unaudited)	$12.19	(0.54%)		1.90	%(c),(d)	1.90	%(c),(d)	1.65	%(c)	15%	$4,465
Year Ended 2/28/2019	$12.81	(0.39%)		1.89	%(d)	1.89	%(d),(f)	1.17%		33%	$5,573
Year Ended 2/28/2018	$14.04	16.67%		1.90%		1.90	%(f)	0.68%		32%	$19,715
Year Ended 2/28/2017	$12.16	19.32%		1.94%		1.94	%(f)	1.33%		36%	$21,017
Year Ended 2/29/2016	$10.36	(16.47	%)(g)	1.93%		1.93	%(f)	0.71%		143%	$21,304
Year Ended 2/28/2015	$12.86	8.25%		1.92%		1.92	%(f)	0.90%		61%	$29,304

	Net asset value, end of period	Total return		Total gross expense ratio to average net assets(a)		Total net expense ratio to average net assets(a),(b)		Net investment income ratio to average net assets		Portfolio turnover	Net assets, end of period (000’s)
Institutional Class
Six Months Ended 8/31/2019 (Unaudited)	$12.41	(0.04%)		0.90	%(c),(d)	0.90	%(c),(d)	2.65	%(c)	15%	$94,261
Year Ended 2/28/2019	$13.03	0.66%		0.90	%(d)	0.90	%(d),(f)	1.87%		33%	$99,972
Year Ended 2/28/2018	$14.22	17.84%		0.90%		0.90	%(f)	1.64%		32%	$108,444
Year Ended 2/28/2017	$12.31	20.45%		0.94%		0.94	%(f)	2.31%		36%	$90,114
Year Ended 2/29/2016	$10.49	(15.65	%)(g)	0.93%		0.93	%(f)	1.72%		143%	$84,630
Year Ended 2/28/2015	$13.02	9.41%		0.92%		0.92	%(f)	1.91%		61%	$111,869
Institutional 2 Class
Six Months Ended 8/31/2019 (Unaudited)	$12.38	0.00	%(e)	0.83	%(c),(d)	0.83	%(c),(d)	2.68	%(c)	15%	$800
Year Ended 2/28/2019	$13.00	0.72%		0.83	%(d)	0.83	%(d)	1.86%		33%	$626
Year Ended 2/28/2018	$14.19	17.90%		0.83%		0.83%		1.65%		32%	$411
Year Ended 2/28/2017	$12.29	20.64%		0.82%		0.82%		2.37%		36%	$301
Year Ended 2/29/2016	$10.47	(15.55	%)(g)	0.79%		0.79%		1.75%		143%	$190
Year Ended 2/28/2015	$13.00	9.48%		0.79%		0.79%		2.23%		61%	$25

	Net asset value, beginning of period	Net investment income		Net realized and unrealized gain (loss)		Total from investment operations		Distributions from net investment income		Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 8/31/2019 (Unaudited)	$12.66	0.18		(0.16)		0.02		(0.16)		(0.48)	(0.64)
Year Ended 2/28/2019	$13.85	0.25		(0.20)		0.05		(0.21)		(1.03)	(1.24)
Year Ended 2/28/2018	$12.00	0.17		1.97		2.14		(0.29)		—	(0.29)
Year Ended 2/28/2017	$10.24	0.26		1.82		2.08		(0.32)		—	(0.32)
Year Ended 2/29/2016	$12.71	0.23		(2.11)		(1.88)		(0.32)		(0.27)	(0.59)
Year Ended 2/28/2015	$13.52	0.27		0.95		1.22		(0.22)		(1.81)	(2.03)
Class R
Six Months Ended 8/31/2019 (Unaudited)	$12.96	0.14		(0.16)		(0.02)		(0.12)		(0.48)	(0.60)
Year Ended 2/28/2019	$14.17	0.18		(0.22)		(0.04)		(0.14)		(1.03)	(1.17)
Year Ended 2/28/2018	$12.27	0.15		1.95		2.10		(0.20)		—	(0.20)
Year Ended 2/28/2017	$10.46	0.21		1.84		2.05		(0.24)		—	(0.24)
Year Ended 2/29/2016	$12.98	0.15		(2.17)		(2.02)		(0.23)		(0.27)	(0.50)
Year Ended 2/28/2015	$13.76	0.19		0.97		1.16		(0.13)		(1.81)	(1.94)

	Net asset value, end of period	Total return		Total gross expense ratio to average net assets(a)		Total net expense ratio to average net assets(a),(b)		Net investment income ratio to average net assets		Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 8/31/2019 (Unaudited)	$12.04	0.02%		0.78	%(c),(d)	0.78	%(c),(d)	2.78	%(c)	15%	$602
Year Ended 2/28/2019	$12.66	0.78%		0.78	%(d)	0.78	%(d)	1.96%		33%	$578
Year Ended 2/28/2018	$13.85	17.96%		0.78%		0.78%		1.26%		32%	$361
Year Ended 2/28/2017	$12.00	20.61%		0.77%		0.77%		2.29%		36%	$12
Year Ended 2/29/2016	$10.24	(15.38	%)(g)	0.71%		0.71%		1.95%		143%	$2
Year Ended 2/28/2015	$12.71	9.50%		0.72%		0.72%		2.01%		61%	$2
Class R
Six Months Ended 8/31/2019 (Unaudited)	$12.34	(0.29%)		1.40	%(c),(d)	1.40	%(c),(d)	2.17	%(c)	15%	$901
Year Ended 2/28/2019	$12.96	0.14%		1.40	%(d)	1.40	%(d),(f)	1.37%		33%	$1,187
Year Ended 2/28/2018	$14.17	17.25%		1.40%		1.40	%(f)	1.13%		32%	$1,150
Year Ended 2/28/2017	$12.27	19.82%		1.44%		1.44	%(f)	1.82%		36%	$845
Year Ended 2/29/2016	$10.46	(16.04	%)(g)	1.43%		1.43	%(f)	1.25%		143%	$830
Year Ended 2/28/2015	$12.98	8.80%		1.42%		1.42	%(f)	1.46%		61%	$1,115

Notes to Financial Highlights

(a)

In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	Ratios include interest on collateral expense which is less than 0.01%.
(e)	Rounds to zero.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.
(g)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.05%.

EXHIBIT B — COMPARISON OF ORGANIZATIONAL DOCUMENTS

This chart highlights the similarities and differences between the terms of the Declarations of Trust and By-Laws of the Acquiring Fund and Target Funds.

Group A:	Columbia Funds Series Trust I: Columbia Global Energy and Natural Resources Fund

Group B:	Columbia Funds Series Trust II: Columbia Global Infrastructure Fund and Columbia Global Equity Value Fund

Policy	Group A	Group B
Shareholder Liability	The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains express disclaimers of shareholder liability for acts, obligations or affairs of the trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the assets of a series for any shareholder held personally liable for obligations of such series. Therefore, the possibility that a shareholder could be held liable would be limited to a situation in which the assets of the applicable series had been exhausted.	Same.

Shareholder Voting Rights

At all meetings of shareholders, each shareholder of record is entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) and each fractional dollar amount is entitled to a proportionate fractional vote.

The shareholders have the power to vote (i) for the election of trustees, (ii) to the same extent as shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the trust or shareholder, (iii) with respect to termination of the trust or any class or series of the trust, (iv) with respect to the approval or termination in accordance with the 1940 Act of any contract with any one or more corporations, trusts, associations, partnerships, limited partnerships or other types of organizations, or individuals as to which shareholder approval is required by

Any fractional share of a series or class shall carry proportionately all the rights and obligations of a whole share of that series or class, including rights with respect to voting.

The shareholders have the power to vote (i) for the election of trustees, (ii) to the same extent as shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the trust or shareholder, (iii) with respect to termination of the trust or any class or series of the trust, (iv) with respect to the approval or termination in accordance with the 1940 Act of any contract with any one or more corporations, trusts, associations, partnerships, limited partnerships or other types of organizations, or individuals as to which shareholder approval is required by the 1940 Act, and (v) with respect to additional matters relating to the trust as may be required by

Policy	Group A	Group B

the 1940 Act, and (v) with respect to additional matters relating to the trust as may be required by the 1940 Act, the Declaration of Trust, the By-Laws or any registration of the trust with the SEC (or any successor agency) or any state, or as the trustees may consider necessary or desirable.

On any matter submitted to a vote of shareholders, all shares entitled to vote will be voted in the aggregate as a single class without regard to series or class of shares, except that shares may be voted by individual series or classes (1) when required by the 1940 Act, (2) when the trustees have determined that the matter affects one or more series or classes of shares materially differently, or (3) when the matter affects only the interests of one or more series or classes.

There is no cumulative voting in the election of trustees.

the 1940 Act, the Declaration of Trust, the By-Laws or any registration of the trust with the SEC (or any successor agency) or any state, or as the trustees may consider necessary or desirable.

On any matter submitted to a vote of shareholders, all shares entitled to vote will be voted in the aggregate as a single class without regard to series or class of shares, except that shares may be voted by individual series or classes (1) when required by the 1940 Act, (2) when the trustees have determined that the matter affects one or more series or classes of shares materially differently, or (3) when the matter affects only the interests of one or more series or classes.

If authorized by the trustees, shareholders shall be entitled to vote cumulatively in the election of trustees.

Shareholder Meetings

The Declaration of Trust and By-Laws do not address annual shareholder meetings. Regular shareholder meetings are not required for business trusts under the General Laws of Massachusetts.

Shareholder meetings will be held when called by the trustees for the purpose of taking action on any matter requiring the vote or authority of the shareholders, or for any other matter the trustees deem necessary or desirable.

Same.

Shareholder Quorum

The presence in person or by proxy of 30% of the votes entitled to be cast at a meeting constitutes a quorum.

When any one or more series or classes votes as a single class separate from any other shares which are to vote on the same matters as a separate class or classes, 30% of the votes entitled to be cast by each such class entitled to vote constitutes a quorum at a shareholders’ meeting of that class.

A meeting may be adjourned by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

The presence in person or by proxy of 10% of the votes entitled to be cast at a meeting constitutes a quorum.

When any one or more series or classes votes as a single class separate from any other shares which are to vote on the same matters as a separate class or classes, 10% of the votes entitled to be cast by each such class entitled to vote constitutes a quorum at a shareholders’ meeting of that class.

A meeting may be adjourned by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

Policy	Group A	Group B
Shareholder Consent	Except as otherwise provided by law, the Declaration of Trust or the By-Laws, any action required or permitted to be taken at any meeting of shareholders may be taken without a meeting if a majority of the shareholders entitled to vote consent to the action in writing and the consents are filed with the records of the trust. The consent will be treated for all purposes as a vote taken at a meeting of shareholders.	Same.

Notice to Shareholders of Record Date

Written notice of any meeting of shareholders must be given by the trustees at least 7 days before the meeting.

The trustees may set a record date for the purpose of determining the shareholders entitled to notice of or to vote at a shareholder meeting. The record date cannot be more than 90 days or less than 7 days before the date of the meeting.

Same.

Shareholder Proxies	Shareholders may vote in person or by proxy. A proxy with respect to shares held in the name of two or more persons will be valid if executed by any one of them unless at or prior to exercise of the proxy the trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a shareholder will be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity rests on the challenger.	Same.

Shareholder Meeting Demand Procedure	—	If a meeting of shareholders has not been held during the immediately preceding fifteen (15) months for the purpose of electing trustees, a shareholder or shareholders holding three percent (3%) or more of the voting power of all shares entitled to vote may demand a meeting of shareholders for the purpose of electing trustees by written notice of demand given to the trustees. Within thirty (30) days after receipt of such demand, the trustees shall call and give notice of a meeting of shareholders for the purpose of electing trustees. If the trustees shall fail to call such meeting or give notice thereof, then the shareholder or shareholders making the demand may call and give notice of such meeting at the expense of the trust. The trustees shall promptly call and give notice

Policy	Group A	Group B
of a meeting of shareholders for the purpose of voting upon removal of any trustee of the trust when requested to do so in writing by shareholders holding not less than ten percent (10%) of the shares then outstanding. If the trustees shall fail to call or give notice of any meeting of shareholders for a period of thirty (30) days after written application by shareholders holding at least ten percent (10%) of the shares then outstanding requesting that a meeting be called for any purpose requiring action by the shareholders as provided in the Declaration of Trust or the By-laws, then shareholders holding at least ten percent (10%) of the shares then outstanding may call and give notice of such meeting.

Trustee Power to Amend Organizational Document

The trustees may amend the Declaration of Trust at any time by an instrument in writing signed by a majority of the then trustees provided that notice of such amendment is transmitted promptly to shareholders of record.

The trustees need not, however, provide notice of an amendment if the amendment is for the purpose of supplying an omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained in the Declaration of Trust, or having any other purpose which is ministerial or clerical in nature.

Same.

Termination of Trust

The trust may be terminated by the trustees with written notice to shareholders, or by the affirmative vote of at least two-thirds of the shares of each series entitled to vote.

Any series of or class may be terminated by the affirmative vote of at least two-thirds of the shares of that series or class, or by the trustees by written notice to the shareholders of that series or class.

Same.

Merger or Consolidation	Subject to applicable laws, the trustees may, without shareholder consent, cause the trust or any series to be merged or consolidated with another trust or company. The trustees may also transfer all or a substantial portion of the trust’s assets to another fund or company.	Same.

Policy	Group A	Group B
Removal of Trustees	Trustees may be removed with or without cause by majority vote of the trustees.	Same.

Trustee Committees	The trustees may appoint from their own number and terminate committees consisting of one or more trustees, which may exercise the powers and authority of the trustees to the extent that the trustees determine.	The trustees may appoint from their own number and terminate committees consisting of one or more trustees, which may exercise the powers and authority of the trustees to the extent that the trustees determine, provided, that an Executive Committee designated by the trustees shall not be empowered to elect the president or the treasurer, to amend the By-laws, to designate, alter or abolish any committee designated by the trustees, or to perform any act for which the action of a majority of the trustees is required by law, by the Declaration of Trust or the By-laws.

Trustee Liability

Trustees are not subject to personal liability, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee. Additionally, trustees are not personally liable for any neglect or wrong-doing of any officer, agent, or employee of the trust or for any act or omission of any other trustee.

Trustees that are singled out as experts on particular issues, such as a chair of a committee, are not held to any higher standard than their non-expert counterparts.

Same.

Trustee Indemnification

The trust indemnifies each of its trustees against all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and attorneys’ fees incurred in connection with the defense of any civil or criminal suit or action, except with respect to any matter (i) as to which a trustee is finally adjudicated in any such action or proceeding not to have acted in good faith in reasonable belief that such trustee’s action was in the best interests of the trust; or (ii) where the trustee acted in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such trustee’s office.

Expenses, including counsel fees, so incurred by any such trustee (but excluding

Each person made or threatened to be made a party to or who is involved (including, without limitation, as a witness) in any actual or threatened action, suit or proceeding whether civil, criminal, administrative, arbitration, or investigative, including a proceeding by or in the right of the trust by reason of the former or present capacity as a trustee of the trust or who, while a trustee of the trust, is or was serving at the request of the trust or whose duties as a trustee involve or involved service as a director, officer, partner, trustee or agent of another organization or employee benefit plan whether the basis of any proceeding is alleged action in an official capacity or in any capacity while serving as a director, officer, partner, trustee or agent, shall be

Policy	Group A	Group B
amounts paid in satisfaction of judgments, in compromise or as fines or penalties) will be paid from time to time by the trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such trustee to repay amounts so paid to the trust if it is ultimately determined that indemnification of such expenses is not authorized under the By-Laws, provided, however, that either (a) such trustee shall have provided appropriate security for such undertaking, (b) the trust shall be insured against losses arising from any such advance payments, or (c) either a majority of the disinterested trustees acting on the matter (provided that a majority of the disinterested trustees then in office act on the matter), or independent legal counsel in a written opinion, will have determined, based upon a review of readily available facts, that there is reason to believe that such trustee will be found entitled to indemnification under the By-Laws.

indemnified and held harmless by the trust to the full extent authorized by the laws of The Commonwealth of Massachusetts; provided, however, that in an action brought against the trust to enforce rights to indemnification, the trustee shall be indemnified only if the action was authorized by the board of trustees of the trust.

This right to indemnification shall be a contract right and shall include the right to be paid by the trust in advance of the final disposition of a proceeding for expenses incurred in connection therewith provided, however, such payment of expenses shall be made only upon receipt of a written undertaking by the trustee or officer to repay all amounts so paid if it is ultimately determined that the trustee or officer is not entitled to indemnification.

Dividends	Dividends and distributions may be paid to shareholders from the trust’s net income with the frequency as the trustees may determine.	Same.

Capitalization	The beneficial interest in the trust shall at all times be divided into an unlimited number of shares without par value.	Same.

Number of Trustees and Vacancies	The trustees may fix the number of trustees, fill vacancies in the trustees, including vacancies arising from an increase in the number of trustees, or remove trustees with or without cause.	Same.

Shareholders may fix the number of trustees and elect trustees at any meeting of shareholders called by the trustees for that purpose and to the extent required by applicable law, including paragraphs (a) and (b) of Section 16 of the 1940 Act.

Each trustee serves during the continued lifetime of the trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor.

Same.

Policy	Group A	Group B
Independent Chair of the Board	The Declaration of Trust and By-Laws do not require an independent chair of the board of trustees.	Same.

Inspection of Books and Records	The original or a copy of the Declaration of Trust, and of each amendment thereto, is kept at the office of the trust where it may be inspected by any shareholder.	Same.

Involuntary Redemption of Accounts	The trust has the right at its option and at any time to redeem shares of any shareholder at the net asset value thereof: (i) if at such time such shareholder owns shares of any series or class having an aggregate net asset value of less than an amount determined from time to time by the trustees; or (ii) to the extent that such shareholder owns shares equal to or in excess of a percentage determined from time to time by the trustees of the outstanding shares of the trust or of any series or class.	Same.

PXY000_00_008_(04/20)

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 225 Franklin Street, 32nd Floor, Room 3200 Boston, MA 02110 on June 30, 2020

Please detach at perforation before mailing.

COLUMBIA FUNDS SERIES TRUST I

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 30, 2020

The undersigned shareholder of the Fund(s) hereby acknowledges receipt of the Notice of Joint Special Meeting of Shareholders and Joint Proxy Statement for the Joint Special Meeting of Shareholders (including any postponements or adjournments thereof, the “Meeting”) to be held at 225 Franklin Street, 32nd Floor, Room 3200, Boston, Massachusetts 02110, on June 30, 2020, at 10:00. a.m. Eastern time, and, revoking any previous proxies, hereby appoints Daniel J. Beckman, Michael G. Clarke, Joseph L. D’Alessandro, Michael E. DeFao, Ryan C. Larrenaga, Christopher O. Petersen, Marybeth Pilat and Julian Quero (the “Proxies”) (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned as if personally present at the Meeting.

YOUR VOTE IS IMPORTANT. Whether or not you plan to join us at the Meeting, please mark, sign, date and return this proxy card as soon as possible.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE BY TELEPHONE: 1-800-337-3503

COL_31177_040120_BK4_CGE

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders on June 30, 2020

The Joint Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/col-31177

Please detach at perforation before mailing.

THE BOARD OF THE FUND RECOMMENDS A VOTE FOR THE PROPOSAL LISTED BELOW. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN QUORUMS AND/OR APPROVALS.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:  ☒

A	Proposal	FOR	AGAINST	ABSTAIN
1.

To approve an Agreement and Plan of Reorganization by and among Columbia Funds Series Trust I, on behalf of its series Columbia Global Energy and Natural Resources Fund (the “Target Fund”), Columbia Funds Series Trust II, on behalf of its series Columbia Global Equity Value Fund (the “Acquiring Fund”), certain other management investment companies, and Columbia Management Investment Advisers, LLC (“Columbia Threadneedle”), the investment manager of the Target Fund and the Acquiring Fund, pursuant to which the Target Fund will transfer that portion of its assets attributable to each class of its shares to the Acquiring Fund in exchange for shares of the corresponding class of the Acquiring Fund and the Acquiring Fund’s assumption of all liabilities and obligations of the Target Fund followed by the distribution of the Acquiring Fund’s shares to the Target Fund shareholders in complete liquidation of the Target Fund.

		☐	☐	☐

To transact such other business as may properly come before the Meeting.

B	Authorized Signatures — This section must be completed for your vote to be counted. Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 225 Franklin Street, 32nd Floor, Room 3200 Boston, MA 02110 on June 30, 2020

Please detach at perforation before mailing.

COLUMBIA FUNDS SERIES TRUST II

COLUMBIA GLOBAL INFRASTRUCTURE FUND

JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 30, 2020

The undersigned shareholder of the Fund(s) hereby acknowledges receipt of the Notice of Joint Special Meeting of Shareholders and Joint Proxy Statement for the Joint Special Meeting of Shareholders (including any postponements or adjournments thereof, the “Meeting”) to be held at 225 Franklin Street, 32nd Floor, Room 3200, Boston, Massachusetts 02110, on June 30, 2020, at 10:00. a.m. Eastern time, and, revoking any previous proxies, hereby appoints Daniel J. Beckman, Michael G. Clarke, Joseph L. D’Alessandro, Michael E. DeFao, Ryan C. Larrenaga, Christopher O. Petersen, Marybeth Pilat and Julian Quero (the “Proxies”) (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned as if personally present at the Meeting.

YOUR VOTE IS IMPORTANT. Whether or not you plan to join us at the Meeting, please mark, sign, date and return this proxy card as soon as possible.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE BY TELEPHONE: 1-800-337-3503

COL_31177_040120_BK4_CGI

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders on June 30, 2020

The Joint Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/col-31177

Please detach at perforation before mailing.

THE BOARD OF THE FUND RECOMMENDS A VOTE FOR THE PROPOSAL LISTED BELOW. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN QUORUMS AND/OR APPROVALS.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:  ☒

A	Proposal	FOR	AGAINST	ABSTAIN
2.

To approve an Agreement and Plan of Reorganization by and among Columbia Funds Series Trust II, on behalf of its series Columbia Global Infrastructure Fund (the “Target Fund”) and the Acquiring Fund, certain other management investment companies, and Columbia Threadneedle, the investment manager of the Target Fund and the Acquiring Fund, pursuant to which the Target Fund will transfer that portion of its assets attributable to each class of its shares to the Acquiring Fund in exchange for shares of the corresponding class of the Acquiring Fund and the Acquiring Fund’s assumption of all liabilities and obligations of the Target Fund followed by the distribution of the Acquiring Fund’s shares to the Target Fund shareholders in complete liquidation of the Target Fund.

		☐	☐	☐

To transact such other business as may properly come before the Meeting.

B	Authorized Signatures — This section must be completed for your vote to be counted. Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

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STATEMENT OF ADDITIONAL INFORMATION

April 9, 2020

This Statement of Additional Information (the “SAI”) relates to the following proposed reorganizations (each, a “Reorganization” and together, the “Reorganizations”):

1.

Reorganization of Columbia Global Energy and Natural Resources Fund, a series of Columbia Funds Series Trust I (a “Target Fund”) into Columbia Global Equity Value Fund, a series of Columbia Funds Series Trust II (the “Acquiring Fund”).

2.	Reorganization of Columbia Global Infrastructure Fund, a series of Columbia Funds Series Trust II (a “Target Fund”) into the Acquiring Fund.

Each Target Fund and the Acquiring Fund are referred to herein individually as a “Fund” and collectively as the “Funds.”

This SAI contains information which may be of interest to shareholders of the Target Funds but which is not included in the Combined Proxy Statement/Prospectus dated April 9, 2020 (the “Proxy Statement/Prospectus”) which relates to the Reorganizations. This SAI is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus. As described in the Proxy Statement/Prospectus, the Reorganizations would involve the transfer of all the assets of each Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of each Target Fund by the Acquiring Fund. Each Target Fund would distribute pro rata the Acquiring Fund shares it receives to its shareholders in complete liquidation of each Target Fund. The Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Acquiring Fund at Columbia Management Investment Services Corp., P.O. Box 219104, Kansas City, MO 64121-9104 or by calling (800) 345-6611.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

The Statement of Additional Information of Columbia Funds Series Trust II dated March  1, 2020, as supplemented to date, is incorporated by reference into this SAI.

The unaudited financial statements included in the Semiannual Report to Shareholders of Columbia Global Equity Value Fund for the fiscal period ended August 31, 2019 are incorporated by reference into this SAI.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The board of trustees of the Acquiring Fund, including all current trustees thereof who are not “interested persons,” as defined in the Investment Company Act of 1940, of Columbia Funds Series Trust II, has selected PricewaterhouseCoopers, LLP (“PwC”), 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402, to act as the independent registered public accounting firm for the Acquiring Fund, providing audit and tax return review services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings.

The Report of Independent Registered Public Accounting Firm, Financial Highlights and Financial Statements included in the Acquiring Fund’s Annual Report to Shareholders for the fiscal year ended February 28, 2019 are incorporated by reference into this SAI.

The audited financial statements for the Acquiring Fund included in its Annual Reports to Shareholders and incorporated by reference into this SAI have been so included and incorporated in reliance upon the reports of PwC, given their authority as experts in auditing and accounting. The audited financial statements for the Target Funds incorporated by reference into the Proxy Statement/Prospectus have been so included and incorporated in reliance upon the reports of PwC, given their authority as experts in auditing and accounting.

FINANCIAL STATEMENTS

Pro forma financial statements of the Acquiring Fund for the Reorganizations are attached hereto as Appendix A.

1

APPENDIX A

Pro forma financial statements of Columbia Global Equity Value Fund

NARRATIVE DESCRIPTION OF THE PRO FORMA EFFECTS OF THE REORGANIZATIONS

The unaudited pro forma information set forth below for the twelve month periods ended on the dates indicated is intended to present supplemental data as if the reorganizations of one or more funds (each a “Target Fund” and together, the “Target Funds”) into Columbia Global Equity Value Fund (the “Acquiring Fund” and together with the Target Funds, each a “Fund” and collectively, the “Funds”), as noted in Table 1 below (the “Reorganizations”), had occurred as of the beginning of the period (unless otherwise noted). No Reorganization is contingent upon any other Reorganization.

Table 1 – Reorganizations

Target Fund	Acquiring Fund	Period Ended
Columbia Global Energy and Natural Resources Fund	Columbia Global Equity Value Fund	8/31/2019
Columbia Global Infrastructure Fund	Columbia Global Equity Value Fund	8/31/2019

Basis of Combination

In February, 2020, the boards of trustees of each Target Fund approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) pursuant to which, subject to shareholder approval, each Target Fund will transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund (“Acquisition Shares”) and the Acquiring Fund will assume all of the liabilities of the respective Target Fund. Target Fund shareholders will receive the class of Acquisition Shares indicated in Table 2 below. The Acquiring Fund will issue Acquisition Shares with an aggregate net asset value equal to the aggregate assets that it receives from each Target Fund, net of liabilities and any expenses of the Reorganization payable by the Target Fund. All Acquisition Shares delivered to the Target Funds will be delivered at net asset value without a sales load, commission or other similar fee being imposed. Immediately following the transfer, the Acquisition Shares received by each Target Fund attributable to each class thereof will be distributed pro rata to the shareholders of such class of the Target Fund in proportion to their holdings of shares of such class of the Target Fund.

Table 2 – Acquisition Shares

Target Fund Share Class		Acquisition Share Class
Class A	g	Class A
Advisor Class	g	Advisor Class
Class C	g	Class C
Institutional Class	g	Institutional Class
Institutional 2 Class	g	Institutional 2 Class
Institutional 3 Class	g	Institutional 3 Class
Class R	g	Class R

Under the terms of the Plan of Reorganization, each Reorganization will be accounted for by the method of accounting for tax-free mergers of investment companies. Following each Reorganization, the Acquiring Fund will be the accounting survivor of each Reorganization. In accordance with accounting principles generally accepted in the United States, the historical cost of investment securities will be carried forward to the Acquiring Fund, and the results of operations for pre-Reorganization periods will not be restated. The costs of each Reorganization, current estimates of which are set forth in Table 5 below, will be borne by each Target Fund and the Acquiring Fund up to the amount of the anticipated reduction in expenses that shareholders of a Fund will realize in the first year following each Reorganization. Any amounts in excess of this limit will be borne by

A-1

Columbia Management Investment Advisers, LLC (“Columbia Threadneedle”). If a Reorganization is not consummated, Columbia Threadneedle or its affiliates will bear the costs associated with that Reorganization. The pro forma information provided herein should be read in conjunction with the audited financial statements of each Fund included in its most recent annual report and, as applicable, the unaudited financial statements of the Fund included in its most recent semi-annual report, in each case dated as indicated in Table 3 below.

Table 3 – Shareholder Report Dates

Fund	Annual Report	Subsequent Semi-Annual Report
Columbia Global Infrastructure Fund (Target Fund)	4/30/2019	10/31/2019
Columbia Global Energy and Natural Resources Fund (Target Fund)	8/31/2019
Columbia Global Equity Value Fund (Acquiring Fund)	2/28/2019	8/31/2019

Table 4 below presents, as of the date indicated, the net assets of each Fund.

Table 4 – Target Funds and Acquiring Fund Net Assets

Fund	Net Assets	As-Of Date
Columbia Global Infrastructure Fund (Target Fund)	$166,011,639	8/31/2019
Columbia Global Energy and Natural Resources Fund (Target Fund)	$163,210,086	8/31/2019
Columbia Global Equity Value Fund (Acquiring Fund)	$709,785,265	8/31/2019

The number of Reorganizations into the Acquiring Fund that occur will affect the net assets and total annual operating expenses of the Acquiring Fund and the costs of each Reorganization. Table 5 presents the estimated Reorganization costs (exclusive of any transaction costs associated with any portfolio realignment); the net assets as of the date indicated in Table 4 above with respect to the Acquiring Fund assuming the both Reorganizations occurred on that date, after accounting for the estimated Reorganization costs to be borne by the Acquiring Fund and the Target Funds; and, on a pro forma basis, the estimated relative increases or decreases in combined operating expenses that would have been incurred during the one-year period ended on the date indicated in Table 4 above, assuming in each case that (1) only the Reorganization of Columbia Global Energy and Natural Resources Fund into the Acquiring Fund is consummated or (2) that both of the Reorganizations into the Acquiring Fund are consummated. Specifically, Table 5 presents information assuming (a) the Reorganization of Columbia Global Energy and Natural Resources Fund into the Acquiring Fund, which results in the highest possible total annual operating expense ratio, is consummated, and (b) both of the Reorganizations into the Acquiring Fund, which results in the lowest possible total annual operating expense ratio, are consummated. The pro forma increases and decreases represent the differences between (i) the combined expenses actually charged to the Acquiring Fund and the Target Fund during the period and (ii) the expenses that would have been charged to the Acquiring Fund and Target Fund, based on the combined assets of the Funds, if the Reorganizations and any contractual changes had occurred at the beginning of the year.

The unaudited pro forma information set forth in Table 5 below reflects adjustments made to expenses for differences in contractual rates, duplicate services and other services that would not have occurred if the Reorganizations had taken place on the first day of the period described in Table 1 above. The pro forma information has been derived from the books and records of the Funds utilized in calculating daily net asset value for the Funds and has been prepared in accordance with accounting principles generally accepted in the United States, which require the use of management estimates. Actual results could differ from those estimates.

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Table 5 – Estimated Reorganization Costs, Combined Fund Net Assets and Pro Forma Increases or Decreases in Expenses (1)

Proposals 1-2 - Columbia Global Energy and Natural Resources Fund and Columbia Global Infrastructure Fund into Columbia Global Equity Value Fund	Lowest Annual Operating Expense Ratio (the Reorganization of both of the Target Funds)	Reorganization of only Columbia Global Energy and Natural Resources Fund	Reorganization of only Columbia Global Infrastructure Fund
Estimated Reorganization Costs	$493,969	$333,575	$164,394
Combined Fund Net Assets as of the Date Indicated in Table 4	$1,038,532,544	$872,681,299	$875,632,510

	Increase (Decrease)	Increase (Decrease)	Increase (Decrease)
Management fees	$(302,815)	$(154,801)	$(77,987)
Custodian fees (2)	$(17,979)	$(3,203)	$(12,172)
Professional fees (2)	$(82,675)	$(45,730)	$(36,946)
Registration fees (2)	$(180,837)	$(88,160)	$(81,161)
Reports to shareholders (2)	$(74,636)	$(25,979)	$(39,494)
Other Expenses (3)	$(43,966)	$(24,334)	$(19,974)

	(Increase) Decrease	(Increase) Decrease	(Increase) Decrease
Waiver and/or reimbursement of fund expenses (3)	$0	$0	$0

(1)	See “Fees and Expenses” in the Proxy Statement/Prospectus for more information.
(2)	Adjustment reflects the elimination of duplicate services.
(3)	Adjustment reflects the aggregate (increase) decrease in expense reimbursements and/or waivers by Columbia Threadneedle and its affiliates.

Table 6 – Management Fees (Combined Investment Management and Administration Fees)

Pursuant to a Management Agreement with Columbia Threadneedle, each Fund pays a monthly management fee to Columbia Threadneedle for investment management and administrative services based on the average daily net assets of the Fund, at the annual rates shown in the table below.

Fund	Assets (millions)	Fee	Annual Rate at Each Asset Level (Acquiring Fund – Proposed)
Columbia Global Energy and Natural Resources Fund	$0-$1,000 >$1,000-$1,500 >$1,500-$3,000 >$3,000-$6,000 >$6,000	0.750% 0.670% 0.620% 0.600% 0.580%	N/A

Columbia Global Equity Value Fund	$0-$500 >$500-$1,000 >$1,000-$1,500 >$1,500-$3,000 >$3,000-$6,000 >$6,000-$12,000 >$12,000	0.720% 0.670% 0.620% 0.570% 0.550% 0.530% 0.520%	Same as Current

Columbia Global Infrastructure Fund	$0-$500 >$500-$1,000 >$1,000-$2,000 >$2,000-$3,000 >$3,000-$6,000 >$6,000-$12,000 >$12,000	0.710% 0.705% 0.650% 0.600% 0.590% 0.540% 0.530%	N/A

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Columbia Management Investment Services Corp., an affiliate of Columbia Threadneedle, is the transfer agent for each Fund. Columbia Management Investment Distributors, Inc., an affiliate of Columbia Threadneedle, is the distributor for each Fund.

No significant accounting policies will change as the result of the proposed Reorganizations.

If the Reorganization of Columbia Global Energy and Natural Resources Fund had occurred as of September 30, 2019, it is estimated that approximately 81% of the Target Fund’s investment portfolio would have been sold. It is estimated that such portfolio repositioning would have resulted in brokerage commissions or other transaction costs at a rate of approximately 0.06% for the Acquiring Fund. If such sales occurred as of September 30, 2019, the sales would have resulted in increased distributions of net capital gain and net investment income to Acquiring Fund shareholders (including shareholders of the Target Fund following the Reorganization) of approximately $0.04 per share.

If the Reorganization of Columbia Global Infrastructure Fund had occurred as of September 30, 2019, it is estimated that approximately 86% of the Target Fund’s investment portfolio would have been sold. It is estimated that such portfolio repositioning would have resulted in brokerage commissions or other transaction costs at a rate of approximately 0.05% for the Acquiring Fund. If such sales occurred as of September 30, 2019, the sales would have resulted in increased distributions of net capital gain and net investment income to Acquiring Fund shareholders (including shareholders of the Target Fund following the Reorganization) of approximately $0.31 per share.

If the repositioning of assets of both Target Funds had occurred as of September 30, 2019, the Acquiring Fund would have borne approximately $155,992 in transaction costs. The repositioning may result in the Acquiring Fund selling securities in greater volumes or in a shorter period of time than it normally would, which may impact the market price received in such sales.

These transaction costs represent expenses of the Acquiring Fund that will not be subject to the Acquiring Fund’s expense cap, if any, and will be borne by the Acquiring Fund and indirectly borne by the Acquiring Fund’s shareholders, including the Target Funds’ shareholders following the Reorganizations. Capital gains from such portfolio sales may result in increased distributions of net capital gain and net investment income.

The above information is presented for informational purposes as of a specific point in time in the past. Actual market prices, capital gains and transaction costs will depend on market conditions at the time of sale and may vary significantly from the information shown, particularly in light of uncertainty regarding the economic and financial repercussions resulting from the COVID-19 public health crisis.

Federal Income Taxes

Please see “U.S. Federal Income Tax Status of the Reorganizations” in the Proxy Statement/Prospectus for a discussion of the tax effects of each Reorganization.

As of September 30, 2019, Columbia Global Energy and Natural Resources Fund had capital loss carryforwards of $24,073,409 subject to the annual limitation of $2,990,423. Columbia Global Infrastructure Fund and the Acquiring Fund had no capital loss carryforwards as of September 30, 2019.

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to eliminate a fund-level tax, and therefore to distribute at least annually all of its investment company taxable income, its net-tax exempt interest income, if any, and its net realized capital gains, if any, to shareholders. After the Reorganizations, the Acquiring Fund intends to continue to comply with these requirements to qualify as a regulated investment company that pays no fund-level tax.

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COLUMBIA FUNDS SERIES TRUST II

PART C

OTHER INFORMATION

PART C. OTHER INFORMATION

Item 15.	Indemnification

Article VII of the Registrant’s Agreement and Declaration of Trust, as amended, provides that no trustee or officer of the Registrant shall be subject to any liability to any person in connection with Registrant property or the affairs of the Registrant, and no trustee shall be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment adviser or principal underwriter of the Registrant or for the act or omission of any other trustee, all as more fully set forth in the Agreement and Declaration of Trust, which is filed as an exhibit to this registration statement. Article X of the Registrant’s Bylaws provides that each person made or threatened to be made a party to or is involved in any actual or threatened proceeding by reason of the former or present capacity as a trustee or officer of the Registrant or who, while a trustee or officer, is or was serving at the request of the Registrant or whose duties as a trustee or officer involve or involved service as a director, officer, partner, trustee or agent of another organization or employee benefit plan whether the basis of any proceeding is alleged action in an official capacity or in any capacity while serving as a director, officer, partner, trustee or agent, shall be indemnified by the Registrant, under specified circumstances, all as more fully set forth in the Bylaws, which are filed as an exhibit to the registration statement.

Section 17(h) of the Investment Company Act of 1940 (1940 Act) provides that no instrument pursuant to which Registrant is organized or administered shall contain any provision which protects or purports to protect any trustee or officer of Registrant against any liability to Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Registrant’s Declaration of Trust provides that nothing in the Declaration of Trust shall protect any trustee or officer against any liabilities to the Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or position with or on behalf of the Registrant and the Registrant’s Bylaws provides that no indemnification will be made in violation of the provisions of the 1940 Act.

Pursuant to the Distribution Agreement, Columbia Management Investment Distributors, Inc. agrees to indemnify the Registrant, its officers and trustees against claims, demands, liabilities and expenses under specified circumstances, all as more fully set forth in the Registrant’s Distribution Agreement, which has been filed as an exhibit to the registration statement.

The Registrant may be party to other contracts that include indemnification provisions for the benefit of the Registrant’s trustees and officers.

The trustees and officers of the Registrant and the personnel of the Registrant’s investment adviser and principal underwriter are insured under an errors and omissions liability insurance policy. Registrant’s investment adviser, Columbia Management Investment Advisers, LLC, maintains investment advisory professional liability insurance to insure it, for the benefit of Registrant and its non-interested trustees, against loss arising out of any effort, omission, or breach of any duty owed to Registrant or any series of Registrant by Columbia Management Investment Advisers, LLC.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the 1933 Act) may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Registrant’s organizational instruments or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission (SEC), such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable.

Item 16.	Exhibits

(1)	(a) Agreement and Declaration of Trust effective January 27, 2006, is incorporated by reference to Registration Statement No. 333-131683 of the Registrant on Form N-1A (Exhibit (a)), filed on February 8, 2006.

(1)	(b) Amendment No. 1 to the Agreement and Declaration of Trust, dated September 11, 2007, is incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement No. 333-131683 of the Registrant on Form N-1A (Exhibit (a)(2)), filed on October 2, 2007.

(1)	(c) Amendment No. 2 to the Agreement and Declaration of Trust, dated January 8, 2009, is incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement No. 333-131683 of the Registrant on Form N-1A (Exhibit (a)(3)), filed on January 27, 2009.

(1)	(d) Amendment No. 3 to the Agreement and Declaration of Trust, dated August 9, 2010, is incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement No. 333-131683 of the Registrant on Form N-1A (Exhibit (a)(4)), filed on March 4, 2011.

(1)	(e) Amendment No. 4 to the Agreement and Declaration of Trust, dated January 13, 2011, is incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement No. 333-131683 of the Registrant on Form N-1A (Exhibit (a)(5)), filed on March 4, 2011.

(1)	(f) Amendment No. 5 to the Agreement and Declaration of Trust, dated April 14, 2011, is incorporated by reference to Post-Effective Amendment No. 33 to Registration Statement No. 333-131683 of the Registrant on Form N-1A (Exhibit (a)(6)), filed on July 29, 2011.

(1)	(g) Amendment No. 6 to the Agreement and Declaration of Trust, dated January 12, 2012, is incorporated by reference to Post-Effective Amendment No. 52 to Registration Statement No. 333-131683 of the Registrant on Form N-1A (Exhibit (a)(7)), filed on February 24, 2012.

(1)	(h) Amendment No. 7 to the Agreement and Declaration of Trust, dated December 12, 2012, is incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement No. 333-131683 of the Registrant on Form N-1A (Exhibit (a)(8)), filed on May 30, 2013.

(1)	(i) Amendment No. 8 to the Agreement and Declaration of Trust, dated November 20, 2013, is incorporated by reference to Post-Effective Amendment No. 99 to Registration Statement No. 333-131683 of the Registrant on Form N-1A (Exhibit (a)(9)), filed on November 27, 2013.

(1)	(j) Amendment No. 9 to the Agreement and Declaration of Trust, dated April 11, 2014, is incorporated by reference to Post-Effective Amendment No. 107 to Registration Statement No. 333-131683 of the Registrant on Form N-1A (Exhibit (a)(10)), filed on April 23, 2014.

(1)	(k) Amendment No. 10 to the Agreement and Declaration of Trust, dated June 17, 2014, is incorporated by reference to Post-Effective Amendment No. 112 to Registration Statement No. 333-131683 of the Registrant on Form N-1A (Exhibit (a)(11)), filed on June 27, 2014.

(1)	(l) Amendment No. 11 to the Agreement and Declaration of Trust, dated September 15, 2014, is incorporated by reference to Post-Effective Amendment No. 118 to Registration Statement No. 333-131683 of the Registrant on Form N-1A (Exhibit (a)(12)), filed on September 26, 2014.

(1)	(m) Amendment No. 12 to the Agreement and Declaration of Trust, dated January 28, 2015, is incorporated by reference to Post-Effective Amendment No. 125 to Registration Statement No. 333-131683 of the Registrant on Form N-1A (Exhibit (a)(13)), filed on February 27, 2015.

(1)	(n) Amendment No. 13 to the Agreement and Declaration of Trust, dated April 14, 2015, is incorporated by reference to Post-Effective Amendment No. 128 to Registration Statement No. 333-131683 of the Registrant on Form N-1A (Exhibit (a)(14)), filed on May 28, 2015.

(1)	(o) Amendment No. 14 to the Agreement and Declaration of Trust, dated December 15, 2015, is incorporated by reference to Post-Effective Amendment No. 139 to Registration Statement No. 333-131683 of the Registrant on Form N-1A (Exhibit (a)(15)), filed on December 21, 2015.

(1)	(p) Amendment No. 15 to the Agreement and Declaration of Trust, dated April 19, 2016, is incorporated by reference to Post-Effective Amendment No. 143 to Registration Statement No. 333-131683 of the Registrant on Form N-1A (Exhibit (a)(16)), filed on May 27, 2016.

(1)	(q) Amendment No. 16 to the Agreement and Declaration of Trust, dated June 14, 2016, is incorporated by reference to Post-Effective Amendment No. 145 to Registration Statement No. 333-131683 of the Registrant on Form N-1A (Exhibit (a)(17)), filed on June 27, 2016.

(1)	(r) Amendment No. 17 to the Agreement and Declaration of Trust, dated November 14, 2016, is incorporated by reference to Post-Effective Amendment No. 154 to Registration Statement No. 333-131683 of the Registrant on Form N-1A (Exhibit (a)(18)), filed on November 23, 2016.

(1)	(s) Amendment No. 18 to the Agreement and Declaration of Trust, dated March 13, 2017, is incorporated by reference to Post-Effective Amendment No. 160 to Registration Statement No. 333-131683 of the Registrant on Form N-1A (Exhibit (a)(19)), filed on March 30, 2017.

(1)	(t) Amendment No. 19 to the Agreement and Declaration of Trust, dated December 19, 2017, is incorporated by reference to Post-Effective Amendment No. 175 to Registration Statement No. 333-131683 of the Registrant on Form N-1A (Exhibit (a)(20)), filed on February 16, 2018.

(1)	(u) Amendment No. 20 to the Agreement and Declaration of Trust, dated February 1, 2018, is incorporated by reference to Post-Effective Amendment No. 175 to Registration Statement No. 333-131683 of the Registrant on Form N-1A (Exhibit (a)(21)), filed on February 16, 2018.

(1)	(v) Amendment No. 21 to the Agreement and Declaration of Trust, dated March 13, 2018, is incorporated by reference to Post-Effective Amendment No. 179 to Registration Statement No. 333-131683 of the Registrant on Form N-1A (Exhibit (a)(22)), filed on May 25, 2018.

(1)	(w) Amendment No. 22 to the Agreement and Declaration of Trust, dated September 13, 2018, is incorporated by reference to Post-Effective Amendment No. 186 to Registration Statement No. 333-131683 of the Registrant on Form N-1A (Exhibit (a)(23)), filed on September 27, 2018.

(1)	(x) Amendment No. 23 to the Agreement and Declaration of Trust, dated November 14, 2018, is incorporated by reference to Post-Effective Amendment No. 188 to Registration Statement No. 333-131683 of the Registrant on Form N-1A (Exhibit (a)(24)), filed on November 27, 2018.

(1)	(y) Amendment No. 24 to the Agreement and Declaration of Trust, dated January 30, 2019, is incorporated by reference to Post-Effective Amendment No. 192 to Registration Statement No. 333-131683 of the Registrant on Form N-1A (Exhibit (a)(25)), filed on February 27, 2019.

(2)	By-laws as amended March 17, 2020, are filed electronically herewith.

(3)	Not applicable.

(4)	Agreement and Plan of Reorganization is incorporated by reference to the Registration Statement of the Registrant on Form N-14, filed with the Commission on February 25, 2020.

(5)	Articles III and V of the Registrant’s Agreement and Declaration of Trust dated January 27, 2006 define the rights of holders of securities being registered.

(6)	(a) Management Agreement (amended and restated), dated April 25, 2016, between Columbia Management Investment Advisers, LLC, the Registrant, Columbia Funds Series Trust and Columbia Funds Variable Series Trust II, is incorporated by reference to Post-Effective Amendment No. 50 to Registration Statement No. 333-146374 of Columbia Funds Variable Series Trust II on Form N-1A (Exhibit (d)(1)), filed on April 28, 2016.

(6)	(b) Schedule A and Schedule B, effective July 1, 2019, to the Management Agreement (amended and restated), dated April 25, 2016, between Columbia Management Investment Advisers, LLC, the Registrant, Columbia Funds Series Trust and Columbia Funds Variable Series Trust II, are incorporated by reference to Post-Effective Amendment No. 184 to Registration Statement No. 333-89661 of Columbia Funds Series Trust on Form N-1A (Exhibit (d)(1)(i)), filed on July 29, 2019.

(6)	(c) Management Agreement, dated November 15, 2017, between Columbia Management Investment Advisers, LLC, the Registrant, Columbia Funds Series Trust and Columbia Funds Variable Series Trust II, is incorporated by reference to Post-Effective Amendment No. 59 to Registration Statement No. 333-146374 of Columbia Funds Variable Series Trust II on Form N-1A (Exhibit (d)(2)), filed on December 19, 2017.

(6)	(d) Schedule A and Schedule B, effective February 2, 2018, to the Management Agreement between Columbia Management Investment Advisers, LLC, the Registrant, Columbia Funds Series Trust and Columbia Funds Variable Series Trust II, effective November 15, 2017, are incorporated by reference to Post-Effective Amendment No. 175 to Registration Statement No. 333-131683 of the Registrant on Form N-1A (Exhibit (d)(2)(i)), filed on February 16, 2018.

(6)	(e) Management Agreement between Columbia Management Investment Advisers, LLC and CCSF Offshore Fund, Ltd., a wholly-owned subsidiary of Columbia Commodity Strategy Fund, a series of the Registrant, effective October 1, 2015, is incorporated by reference to Post-Effective Amendment No. 134 to Registration Statement No. 333-131683 of the Registrant on Form N-1A (Exhibit (d)(6)), filed on September 28, 2015.

(6)	(f) Subadvisory Agreement between Columbia Management Investment Advisers, LLC and Diamond Hill Capital Management, Inc., dated September 14, 2016, is incorporated by reference to Post-Effective Amendment No. 150 to Registration Statement No. 333-131683 of the Registrant on Form N-1A (Exhibit (d)(4)), filed on September 28, 2016.

(6)	(g) Amendment No. 1, as of June 7, 2018, to the Subadvisory Agreement between Columbia Management Investment Advisers, LLC and Diamond Hill Capital Management, Inc., dated September 14, 2016, is incorporated by reference to Post-Effective Amendment No. 188 to Registration Statement No. 333-131683 of the Registrant on Form N-1A (Exhibit (d)(4)(i)), filed on November 27, 2018.

(6)	(h) Amendment No. 2, as of November 20, 2019, to the Subadvisory Agreement between Columbia Management Investment Advisers, LLC and Diamond Hill Capital Management, Inc., dated September 14, 2016, amended June 7, 2018, is incorporated by reference to Post-Effective Amendment No. 206 to Registration Statement No. 333-131683 of the Registrant on Form N-1A (Exhibit (d)(4)(ii), filed on December 20, 2019.

(6)	(i) Subadvisory Agreement between Columbia Management Investment Advisers, LLC and Dimensional Fund Advisors, L.P., dated September 23, 2011, last amended December 5, 2013, is incorporated by reference to Post-Effective Amendment No. 39 to Registration Statement No. 333-146374 of Columbia Funds Variable Series Trust II on Form N-1A (Exhibit (d)(9)), filed on May 15, 2014.

(6)	(j) Amendment No. 2, as of June 5, 2014, to the Subadvisory Agreement, dated September 23, 2011, amended December 5, 2013, between Columbia Management Investment Advisers, LLC and Dimensional Fund Advisors, L.P., is incorporated by reference to Post-Effective Amendment No. 41 to Registration Statement No. 333-146374 of Columbia Funds Variable Series Trust II on Form N-1A (Exhibit (d)(10)), filed on August 20, 2014.

(6)	(k) Amendment No. 3, as of January 30, 2019, to the Subadvisory Agreement, dated September 23, 2011, amended December 5, 2013 and June 5, 2014, between Columbia Management Investment Advisers, LLC and Dimensional Fund Advisors, L.P., is incorporated by reference to Post-Effective Amendment No. 68 to Registration Statement No. 333-146374 of Columbia Funds Variable Series Trust II on Form N-1A (Exhibit (d)(10)(ii)), filed on April 26, 2019.

(6)	(l) Amendment No. 4, as of November 20, 2019, to the Subadvisory Agreement, dated September 23, 2011, amended December 5, 2013, June 5, 2014 and January 30, 2019 between Columbia Management Investment Advisers, LLC and Dimensional Fund Advisors, L.P., is incorporated by reference to Post-Effective Amendment No. 206 to Registration Statement No. 333-131683 of the Registrant on Form N-1A (Exhibit (d)(5)(iii)), filed on December 20, 2019.

(6)	(m) Amended and Restated Subadvisory Agreement between Columbia Management Investment Advisers, LLC and Threadneedle International Limited, dated June 11, 2008, last amended January 16, 2013, is incorporated by reference to Post-Effective Amendment No. 39 to Registration Statement No. 333-146374 of Columbia Funds Variable Series Trust II on Form N-1A (Exhibit (d)(27)), filed on May 15, 2014.

(6)	(n) Amendment No. 6, as of November 1, 2018, to Amended and Restated Subadvisory Agreement, dated June 11, 2008, last amended January 16, 2013, between Columbia Management Investment Advisers, LLC and Threadneedle International Limited is incorporated by reference to Post-Effective Amendment No. 196 to Registration Statement No. 333-131683 of the Registrant on Form N-1A (Exhibit (d)(7)(i)), filed on June 27, 2019.

(7)	(a) Distribution Agreement between Columbia Management Investment Distributors, Inc. and the Registrant, dated March 1, 2016, is incorporated by reference to Post-Effective Amendment No. 143 to Registration Statement No. 333-131683 of the Registrant on Form N-1A (Exhibit (e)(1)), filed on May 27, 2016.

(7)	(b) Schedule I, as of July 1, 2019, and Schedule II, as of September 7, 2010, to the Distribution Agreement between Columbia Management Investment Distributors, Inc. and the Registrant, dated March 1, 2016, are incorporated by reference to Post-Effective Amendment No. 198 to Registration Statement No. 333-131683 of the Registrant on Form N-1A (Exhibit (e)(1)(i)), filed on August 26, 2019.

(7)	(c) Form of Mutual Fund Sales Agreement is incorporated by reference to Post-Effective Amendment No. 196 to Registration Statement No. 333-131683 of the Registrant on Form N-1A (Exhibit (e)(2)), filed on June 27, 2019.

(8)	Deferred Compensation Plan, adopted as of December 31, 2011, is incorporated by reference to Post-Effective Amendment No. 52 to Registration Statement No. 333-131683 of the Registrant on Form N-1A (Exhibit (f)), filed on February 24, 2012.

(9)	(a) Second Amended and Restated Master Global Custody Agreement with JPMorgan Chase Bank, N.A., dated March 7, 2011, is incorporated by reference to Post-Effective Amendment No. 39 to Registration Statement No. 333-146374 of Columbia Funds Variable Series Trust II on Form N-1A (Exhibit (g)(1)), filed on May 15, 2014.

(9)	(b) Addendum (related to Columbia Commodity Strategy Fund), dated July 15, 2011, Addendum (related to Columbia Flexible Capital Income Fund), dated July 15, 2011, Addendum (related to Multi-Manager Value Strategies Fund, formerly known as Active Portfolios® Multi-Manager Value Fund and Columbia Active Portfolios – Diversified Equity Income Fund), dated March 9, 2012, and Addendum (related to Columbia Mortgage Opportunities Fund), dated March 7, 2014, to the Second Amended and Restated Master Global Custody Agreement with JPMorgan Chase Bank, N.A., dated March 7, 2011, are incorporated by reference to Post-Effective Amendment No. 109 to Registration Statement No. 333-131683 of the Registrant on Form N-1A (Exhibit (g)(2)), filed on May 30, 2014.

(9)	(c) Side letter (related to the China Connect Service on behalf of Columbia Global Opportunities Fund, Columbia Contrarian Asia Pacific Fund and Columbia Overseas Core Fund), dated March 6, 2018, to the Second Amended and Restated Master Global Custody Agreement with JPMorgan Chase Bank, N.A., dated March 7, 2011, is incorporated by reference to Post-Effective Amendment No. 179 to Registration Statement No. 333-131683 of the Registrant on Form N-1A (Exhibit (g)(3)), filed on May 25, 2018.

(9)	(d) Addendum, effective April 4, 2016, to the Second Amended and Restated Master Global Custody Agreement with JPMorgan Chase Bank, N.A., dated March 7, 2011, is incorporated by reference to Post-Effective Amendment No. 297 to Registration Statement No. 2-99356 of Columbia Funds Series Trust I on Form N-1A (Exhibit (g)(7)), filed on May 30, 2017.

(9)	(e) Addendum (related to Columbia Overseas Core Fund), dated January 26, 2018, to the Second Amended and Restated Master Global Custody Agreement with JPMorgan Chase Bank, N.A., dated March 7, 2011, is incorporated by reference to Post-Effective Amendment No. 175 to Registration Statement No. 333-131683 of the Registrant on Form N-1A (Exhibit (g)(5)), filed on February 16, 2018.

(10)	(a) Plan of Distribution and Amended and Restated Agreement of Distribution between Columbia Management Investment Distributors, Inc. and the Registrant, dated November 7, 2008, amended and restated September 27, 2010, is incorporated by reference to Post-Effective Amendment No. 107 to Registration Statement No. 333-131683 of the Registrant on Form N-1A (Exhibit (m)(1)), filed on April 23, 2014.

(10)	(b) Schedule A, dated July 1, 2019, to the Plan of Distribution and Amended and Restated Agreement of Distribution between Columbia Management Investment Distributors, Inc. and the Registrant, dated November 7, 2008, amended and restated September 27, 2010, is incorporated by reference to Post-Effective Amendment No. 198 to Registration Statement No. 333-131683 of the Registrant on Form N-1A (Exhibit (m)(1)(i)), filed on August 26, 2019.

(10)	(c) Shareholder Services Plan (Class V (formerly known as Class T) Shares) is incorporated by reference to Post-Effective Amendment No. 166 to Registration Statement No. 333-131683 of the Registrant on Form N-1A (Exhibit (m)(3)), filed on August 25, 2017.

(10)	(d) Shareholder Servicing Plan Implementation Agreement (Class V (formerly known as Class T) Shares) is incorporated by reference to Post-Effective Amendment No. 181 to Registration Statement No. 333-131683 of the Registrant on Form N-1A (Exhibit (m)(3), filed on June 27, 2018.

(10)	(e) Schedule I, effective December 1, 2014, amended and restated June 21, 2017, to Shareholder Servicing Plan Implementation Agreement (Class V (formerly known as Class T) Shares) is incorporated by reference to Post-Effective Amendment No. 166 to Registration Statement No. 333-131683 of the Registrant on Form N-1A (Exhibit (m)(5)), filed on August 25, 2017.

(10)	(f) Rule 18f – 3 Multi-Class Plan, amended and restated as of November 18, 2019, is incorporated by reference to Post-Effective Amendment No. 205 to Registration Statement No. 333-131683 of the Registrant on Form N-1A (Exhibit (f)), filed on December 17, 2019.

(11)	Opinion and consent of Seward & Kissel LLP as to the legality of the securities being registered is incorporated by reference to the Registration Statement of the Registrant on Form N-14, filed with the Commission on February 25, 2020.

(12)	Opinion and consent of Vedder Price P.C. supporting the tax matters discussed in the Combined Information Statement/Prospectus to be filed by amendment.

(13)	(a) Transfer and Dividend Disbursing Agent Agreement between Columbia Management Investment Services Corp. and the Registrant, dated March 1, 2016, is incorporated by reference to Post-Effective Amendment No. 162 to Registration Statement No. 333-131683 of the Registrant on Form N-1A (Exhibit (h)(1)), filed on May 30, 2017.

(13)

(b) Schedule A and Schedule B, effective July 1, 2019, to the Transfer and Dividend Disbursing Agent Agreement between Columbia Management Investment Services Corp. and the Registrant, dated March 1, 2016, are incorporated by reference to Post-Effective Amendment No. 198 to Registration Statement No. 333-131683 of the Registrant on Form N-1A (Exhibit (h)(1)(i)), filed on August 26, 2019.

(13)	(c) Amended and Restated Fee Waiver and Expense Cap Agreement, effective July 1, 2016, by and among Columbia Management Investment Advisers, LLC, Columbia Management Investment Distributors, Inc., Columbia Management Investment Services Corp., the Registrant, Columbia Funds Series Trust and Columbia Funds Variable Series Trust II, is incorporated by reference to Post-Effective Amendment No. 145 to Registration Statement No. 333-131683 of the Registrant on Form N-1A (Exhibit (h)(5)), filed on June 27, 2016.

(13)	(d) Schedule A, effective July 1, 2019, to the Amended and Restated Fee Waiver and Expense Cap Agreement, effective July 1, 2016, by and among Columbia Management Investment Advisers, LLC, Columbia Management Investment Distributors, Inc., Columbia Management Investment Services Corp., the Registrant, Columbia Funds Series Trust and Columbia Funds Variable Series Trust II, is incorporated by reference to Post-Effective Amendment No. 184 to Registration Statement No. 333-89661 of Columbia Funds Series Trust on Form N-1A (Exhibit (h)(2)(i)), filed on July 29, 2019.

(13)	(e) Agreement and Plan of Reorganization, dated December 20, 2010, is incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement No. 333-146374 of Columbia Funds Variable Series Trust II on Form N-1A (Exhibit (h)(9)), filed on April 29, 2011.

(13)	(f) Agreement and Plan of Reorganization, dated October 9, 2012, is incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement No. 333-131683 of the Registrant on Form N-1A (Exhibit (h)(6)), filed on May 30, 2013.

(13)	(g) Agreement and Plan of Redomiciling, dated December 20, 2010, is incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement No. 333-146374 of Columbia Funds Variable Series Trust II on Form N-1A (Exhibit (h)(10)), filed on April 29, 2011.

(13)	(h) Agreement and Plan of Reorganization, dated December 17, 2015, is incorporated by reference to Registration Statement No. 333-208706 of Columbia Funds Series Trust on Form N-14 (Exhibit (4)), filed on December 22, 2015.

(13)	(i) Amended and Restated Credit Agreement, as of December 3, 2019, is incorporated by reference to Post-Effective Amendment No. 206 to Registration Statement No. 333-131683 of the Registrant on Form N-1A (Exhibit (h)(7)), filed on December 20, 2019.

(13)	(j) Master InterFund Lending Agreement, dated May 1, 2018, is incorporated by reference to Post-Effective Amendment No. 179 to Registration Statement No. 333-131683 of the Registrant on Form N-1A (Exhibit (h)(11)), filed on May 25, 2018.

(13)	(k) Schedule A and Schedule B, effective July 1, 2019, to the Master Inter-Fund Lending Agreement, dated May 1, 2018, is incorporated by reference to Post-Effective Amendment No. 184 to Registration Statement No. 333-89661 of Columbia Funds Series Trust on Form N-1A (Exhibit (h)(8)(i)), filed on July 29, 2019.

(13)	(l) Code of Ethics adopted under Rule 17j-1 for Registrant, effective March 2019, is incorporated by reference to Post-Effective Amendment No. 68 to Registration Statement No. 333-146374 of Columbia Funds Variable Series Trust II on Form N-1A (Exhibit (p)(1)), filed on April 26, 2019.

(13)	(m) Columbia Threadneedle Global Personal Account Dealing and Code of Ethics Policy, effective December 2018, is incorporated by reference to Post-Effective Amendment No. 345 to Registration Statement No. 2-99356 of Columbia Funds Series Trust I on Form N-1A (Exhibit (p)(2)), filed on February 15, 2019.

(13)	(n) Diamond Hill Capital Management, Inc. Code of Ethics, amended December 31, 2018, is incorporated by reference to Post-Effective Amendment No. 192 to Registration Statement No. 333-131683 of the Registrant on Form N-1A (Exhibit (p)(3)), filed on February 27, 2019.

(13)	(o) Dimensional Fund Advisors, L.P. Code of Ethics, effective January 1, 2019, is incorporated by reference to Post-Effective Amendment No. 68 to Registration Statement No. 333-146374 of Columbia Funds Variable Series Trust II on Form N-1A (Exhibit (p)(9)), filed on April 26, 2019.

(14)	Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP) is filed electronically herewith.

(15)	Not applicable.

(16)	Trustees Power of Attorney to sign Registration Statement and all amendments, is incorporated by reference to the Registration Statement of the Registrant on Form N-14, filed with the Commission on February 25, 2020.

(17)	Not applicable.

Item 17.	Undertakings

(1)

The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)

The Registrant undertakes to file the opinion of counsel supporting the tax consequences of the proposed reorganization required by Item 16(12) through an amendment to this Registration Statement no later than a reasonable time after the closing of the transaction.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, COLUMBIA FUNDS SERIES TRUST II, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and The Commonwealth of Massachusetts on the 9th day of April, 2020.

COLUMBIA FUNDS SERIES TRUST II

By:	/s/ Christopher O. Petersen
Name: Title:	Christopher O. Petersen President

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities indicated on the 9th day of April, 2020.

Signature	Capacity	Signature	Capacity

/s/ Christopher O. Petersen Christopher O. Petersen	President (Principal Executive Officer)	/s/ Brian J. Gallagher* Brian J. Gallagher	Trustee

/s/ Michael G. Clarke Michael G. Clarke	Chief Financial Officer (Principal Financial Officer) and Senior Vice President	/s/ Anthony M. Santomero* Anthony M. Santomero	Trustee

/s/ Joseph Beranek Joseph Beranek	Treasurer and Chief Accounting Officer (Principal Accounting Officer)	/s/ Minor M. Shaw* Minor M. Shaw	Trustee

/s/ Catherine James Paglia* Catherine James Paglia	Chair of the Board	/s/ William F. Truscott* William F. Truscott	Trustee

/s/ George S. Batejan* George S. Batejan	Trustee	/s/ Sandra Yeager* Sandra Yeager	Trustee

/s/ Kathleen A. Blatz* Kathleen A. Blatz	Trustee

/s/ Pamela G. Carlton* Pamela G. Carlton	Trustee

/s/ Patricia M. Flynn* Patricia M. Flynn	Trustee

*	By:	/s/ Christopher O. Petersen
	Name:	Christopher O. Petersen**
Attorney-in-fact

**

Executed by Christopher O. Petersen on behalf of each of the Trustees pursuant to a Power of Attorney incorporated by reference to the Registration Statement of the Registrant on Form N-14, filed with the Commission on February 25, 2020.

Exhibit Index

Exhibit No.	Description

(2)	By-laws as amended March 17, 2020.

(14)	Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP)